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[MFS(R)/SUN LIFE SERIES TRUST LOGO]

ANNUAL REPORT - DECEMBER 31, 2001

BOND SERIES
EMERGING MARKETS EQUITY SERIES
GLOBAL ASSET ALLOCATION SERIES
GLOBAL GOVERNMENT SERIES
GLOBAL TOTAL RETURN SERIES
GOVERNMENT SECURITIES SERIES
HIGH YIELD SERIES
INTERNATIONAL INVESTORS TRUST SERIES
  (FORMERLY KNOWN AS INTERNATIONAL GROWTH AND INCOME SERIES)
MONEY MARKET SERIES
STRATEGIC INCOME SERIES

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TABLE OF CONTENTS

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
Letter from the President                                        1

Management Review and Outlook                                    1

Performance Summary                                              9

Portfolio of Investments                                        15

Financial Statements                                            41

Notes to Financial Statements                                   57

Independent Auditors Report                                     69

Board of Managers and Officers                          Back Cover
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NOT FDIC INSURED           MAY LOSE VALUE             NO BANK GUARANTEE
NOT A DEPOSIT              NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

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LETTER FROM THE PRESIDENT

DEAR CONTRACT OWNERS,

The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and in Sun Life and we welcome any questions or comments you may have.

Respectfully,

/s/ C. James Prieur

C. James Prieur
President of the MFS(R)/Sun Life Series Trust

January 15, 2002

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

BOND SERIES

For the 12 months ended December 31, 2001, the series' Initial Class Shares provided a total return of 7.85% and the Service Class Shares provided a total return of 7.65%. These returns, which include the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to an 8.50% return over the same period for the series' benchmark, the Lehman Brothers Government/Credit Index (the Lehman Index). The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. During the same period, the average corporate-debt "BBB"-rated portfolio tracked by Lipper Inc., an independent firm that reports performance, returned 7.44%.

Although bonds significantly outpaced stocks in 2001, their strong gains came amid significant interest rate and price volatility. A poor economic backdrop and the September 11 terrorist attacks helped prompt the Federal Reserve Board (the Fed) to cut short-term interest rates 11 times during the year. Falling interest rates drove most bond prices higher from January through October, bringing their yields -- which move in the opposite direction of their prices -- to near-historic lows. In the final months of the year, however, bond yields drifted higher and prices slumped; we believe that was due

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to a growing consensus that economic conditions and interest rates had nearly bottomed.

For the year, Treasury securities posted gains as interest rates fell. And despite weak corporate earnings, investment-grade corporate bonds gained considerable ground, thanks in large part to burgeoning hopes that the economy had bottomed. In contrast, many high-yield corporate bonds remained under pressure on fears that a weak economy would translate into tougher business conditions for issuers of more risky debt, particularly in the telecommunications sector.

Our decision to increase the portfolio's holdings in investment-grade corporate bonds -- one of the bond market's top-performing sectors in 2001 -- aided the portfolio's performance. Our choices within the corporate market generally were a plus for the portfolio. Holdings in energy bonds performed particularly well. Apache Corp., Alberta Energy, and Gulf Canada posted strong gains early in the period, when the price of oil remained relatively high, and were later sold out of the portfolio.

Strong demand for sectors and companies often regarded as recession-resistant helped boost the prices of our holdings in cable companies, with Comcast and Cox Communications leading the group. And, as has often been the case when the economy deteriorates, what we didn't own was almost as important as what we did own. Thanks to the thorough analysis of our research team, we generally avoided the weaker, more troubled names in the corporate bond market, including previous high-fliers such as Enron, Providian, Conseco, Lucent, and Corning.

Another strategy that helped performance was our decision to maintain a relatively small weighting in high-yield bonds, which struggled as the economy weakened. Our decision to remain highly selective regarding the truly distressed parts of the market was rewarded. For example, the telecommunications sector -- which we generally avoided -- nearly collapsed under the weight of slackening demand and overcapacity. We focused instead on what we felt were higher-quality, high-yield areas such as health care. Hospital management companies HCA and Healthsouth, for example, performed well over the period. Other strong performers included bonds issued by companies that "crossed-over" from high-yield status to an investment-grade credit rating, including Tenet Healthcare and Waste Management. (When a bond's rating is upgraded from below-investment grade to investment grade, the bond is considered less risky and, therefore, its price may rise.)

Throughout the year, we modified our holdings in mortgage securities based on opportunities we saw in that sector and elsewhere. Early in 2001, we began to reduce our holdings in mortgage securities in order to take advantage of more-compelling values in the investment-grade corporate market. Recognizing that some of our corporate holdings had enjoyed a nice run by summer, we sold some and bought more attractively priced mortgage securities. Our increased exposure to mortgage securities paid off in the volatile weeks following the events of September 11, because the sector proved to have more price stability than some other segments. Toward the end of the year, we reduced our stake in mortgages, in order to take some profits from their strong returns and reinvest some of those profits in what we believed were better buys in the corporate sector.

Despite the fair amount of interest rate volatility that occurred during 2001, we kept the portfolio's duration -- which measures its sensitivity to changes in interest rates -- relatively neutral, or in line with the market as a whole. We have generally adhered to this stance because we believe it is most prudent over longer periods. In our experience, large duration bets can sometimes lead to unpredictable returns and potentially overshadow other factors over which we have more control, such as security selection. That said, we do make slight strategic adjustments to duration from time to time.

Looking ahead, we believe that Fed rate cuts -- which have historically tended to work with a six- to 12-month lag -- coupled with various forms of fiscal stimulus that have been pumped into the economy, will have their desired effect of steadying the economy in the second half of 2002. We believe that falling energy prices and the upturn in the stock market in the last few months of the period support our expectations for a somewhat stronger economy in 2002.

But even if economic growth resumes, we doubt that it will be robust enough to stimulate inflation; our expectation is for a slow-growth, noninflationary backdrop that could be positive for bonds. In such an environment, we believe that the investment-grade corporate bond market offers the best potential for outperformance. We think sustained low interest rates could continue to fuel demand for corporate securities from investors seeking higher-yielding alternatives to U.S. Treasuries. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) In contrast, we're likely to maintain our cautious approach to the high-yield market, preferring to wait on the sidelines until the economy gathers significantly more steam than our outlook currently calls for.

NOTE TO CONTRACT OWNERS: EFFECTIVE NOVEMBER 26, 2001, GEOFFREY L. KURINSKY WAS NO LONGER A MANAGER OF THE SERIES, AND WILLIAM J. ADAMS, WHO HAD BEEN ON THE MANAGEMENT TEAM SINCE JULY 1, 2000, BECAME SOLE MANAGER OF THE PORTFOLIO.

EMERGING MARKETS EQUITY SERIES

For the 12 months ended December 31, 2001, the series' Initial Class Shares provided a total return of -1.02% and the Service Class Shares provided a total return of -1.13%. These returns, which include the reinvestment of any distributions but does not reflect any applicable contract or surrender charges and compares to returns over the same period of -2.37% and -3.48%, respectively, for the series' benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index and the Lipper Emerging Markets Portfolios Index (the Lipper Index). The MSCI EMF Index is a broad, unmanaged, market-capitalization-weighted index of equities in 19 emerging markets. The Lipper Index is an unmanaged, net asset value-weighted index of the largest qualifying portfolios within their respective classification, adjusted for the reinvestment of capital gains distributions and income dividends.

Our decision to maintain a small weighting in technology stocks remained one of the primary drivers to our performance relative to the MSCI EMF Index. Slowing global economic growth, combined with heightened uncertainty after the September 11 terrorist attacks, drove emerging markets equities downward during the second half of the period. In general, investors around the world reacted to this uncertain environment by selling equities, especially assets perceived as riskier investments, such as technology stocks. During most of the past 12 months, our significant underweighting in the technology sector benefited performance. In the latter part of the period, however, many technology stocks came roaring back amid expectations of a recovery. Consequently, our underweighting in the technology sector relative to the index hurt performance in the last quarter of 2001.

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While the series benefited from our underweighting in technology stocks during most of the period, favorable security selection in the financial sector also helped. A combination of declining interest rates and avoidance of companies with balance sheet risk contributed to performance. The series managed to take advantage of opportunities in the South Korean banks, insurance companies, and the consolidating Mexican banking industry.

Other areas that provided a boost to performance included precious metals companies such as Anglo American PLC and integrated oil companies. Late in the period, as leadership shifted into areas such as technology and telecommunications, our holdings in Israeli computer software manufacture Check Point Software, networking and telecommunications company Comverse Technology, and dynamic random access memory (DRAM) chip manufacturer Samsung Electronics posted significant gains.

Our focus on sectors and stocks that tend to be less economically sensitive and offer more reliable cash flow helped the series' performance amid a deteriorating global economic environment. We were also fortunate because, early in the period, our analysts recognized that global demand for energy products could weaken due to a number of external variables. As the commodity prices of oil and natural gas dropped sharply during the period, our decision to significantly reduce our exposure to these sectors provided a major contribution to performance.

Brazilian aircraft manufacturer Embraer and Mexican airport operator Grupo Aeroportuario performed well early in the period, but as economic conditions continued to deteriorate worldwide and were then escalated by the September 11 attacks, these stocks were hurt. We completely sold our position in Embraer prior to September 11 as business fundamentals deteriorated, however, we've maintained our position in Grupo Aeroportuario as we see conditions improving for this company. Other detractors included Hungarian pharmaceutical company Gedeon Richter Ltd., which was later sold out of the portfolio, and Croatian drug manufacturer Pliva.

Given the steep declines we've experienced across a broad range of sectors during the period, which became even more pronounced following September 11, we've started to become more aggressive with the portfolio. We've found some attractive opportunities among beaten-down technology and telecommunications stocks. In particular, South Korean electronics manufacturers and telecommunications services companies were looking undervalued to us and well positioned for a cyclical rebound.

Looking forward, it's extremely difficult to predict investor sentiment, but barring any unforeseen crisis, we have begun to see reasons for optimism. Given the dramatic declines we experienced in technology and telecommunications spending, we started to see signs that the spending cycle may now be near its low point. As a result, as we've seen in recent months, emerging markets manufacturers were some of the first stocks to rally as we began to see signs that capital spending was increasing. Furthermore, the slowdown in the United States prompted the Federal Reserve Board (the Fed) to follow one of the most aggressive reductions in interest rates in many decades. In response, many central banks have followed suit, which has helped create an environment of lower financing costs for dominant emerging markets companies.

On the other hand, there are reasons for caution. The slowdown in the U.S. economy has had a significant impact on the emerging market economies, where exports have a big influence on economic health. Many of the top companies in these countries have implemented cost-cutting initiatives, but economic recovery in the United States would bring a much-needed boost to the revenue side of the equation. For our part, we'll continue to focus on companies that we believe are globally competitive, possess strong balance sheets, and have shareholder-friendly management teams.

GLOBAL ASSET ALLOCATION SERIES

For the 12 months ended December 31, 2001, the series' Initial Class Shares provided a total return of -8.89% and the Service Class Shares provided a total return of -8.96%. These returns, which include the reinvestment of any dividends or capital gains distributions but does not reflect any applicable contract or surrender charges, compares to the following returns over the same period for the series' multiple benchmarks: -11.88% for the Standard & Poor's 500 Stock Index (the S&P 500), which is a commonly used measure of the broad stock market; -21.21% for the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, an unmanaged index of international stocks; 8.44% for the Lehman Brothers Aggregate Bond Index, an index of government and corporate bonds including U.S. Treasury, agency, and corporate bond issues and mortgage-backed securities; and -3.60% for the J. P. Morgan Non-Dollar Government Bond Index, an index of international bonds. During the same period, the average global flexible portfolio tracked by Lipper Inc., an independent firm that tracks portfolio performance, returned -8.64%.

While negative returns are always difficult to accept, the series managed to outperform its equity benchmarks during a difficult period for stocks. Our strategy of maintaining a well-diversified portfolio of stocks, bonds, and money market securities clearly provided a major boost to performance. As global economic activity deteriorated due to significant reductions in corporate spending, higher unemployment, and political unrest that was escalated by the attacks of September 11, investors migrated to the relative safety of fixed-income investments. In this environment, our disciplined yet active investment strategy of maintaining a sizable portion of the series' assets in bonds and short-term money market securities resulted in significant outperformance versus the S&P 500 and MSCI EAFE Indices.

While we benefited from being broadly diversified in a down market, we also benefited from some tactical asset allocation strategies. Early in the year, as we anticipated persistent economic weakness we decided to reduce the series exposure to equities relative to our neutral equity weighting of 65% by approximately 5% to 10%. During the fourth quarter of 2001, equity valuation became increasingly attractive to us, so we moved from an underweighting to an overweighted position of approximately 70% of the series' assets in equities. This strategy benefited performance as we experienced a rally during this period.

While our growth bias on the domestic equity portion of the portfolio detracted from performance, our underweighting in the poorly performing technology sector aided our relative performance versus our equity indices. Technology stocks were particularly hard hit due to the significant reduction in corporate capital spending as global economic activity slowed. Similarly, the series benefited from a relative underweighting in telecommunications services providers. While these holdings were also among the series' biggest absolute detractors, we maintained relatively modest exposure to these stocks. Investors continued to avoid the telecommunications services sector, as they grew increasingly concerned with the mounting borrowing costs that these companies were facing for infrastructure build out and for the licensing of new, third-generation communications bands.

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As we decreased the series' exposure to areas such as technology and telecommunications because the earnings outlooks appeared weak to us, we increased the series' holdings in defensive sectors such as consumer staples and health care stocks because we saw more reliable earnings growth in these areas. In these sectors, significant holdings such as Diageo and Sanofi-Synthelabo provided a positive contribution to performance. In our view, Diageo has the top collection of leading brands within the spirits business, and we think it is well positioned to capture the bulk of volume growth returning to the industry. The stock price of French pharmaceutical company Sanofi-Synthelabo rallied during the period as the company has seen sales of its new cardiovascular drug Plavix exceed sales expectations during the past year. Other positive pharmaceutical picks included Mylan Labs and Johnson & Johnson.

On the bond side of the portfolio, the majority of our holdings provided positive returns, especially during a period of severe stock market volatility. Our decision to maintain significant exposure to U.S. Treasuries and high-quality foreign government bonds aided performance. Our U.S. Treasuries performed particularly well, as the Federal Reserve Board was aggressively lowering interest rates during the period. While our exposure to emerging market bonds was marginal, this sector of the market performed well during the period, and our favorable security selection contributed to total return.

Looking forward, we expect that a variety of factors will continue to influence overseas equity and fixed-income markets, including the slowing of several countries' economies, currency movements, monetary policy, and industry consolidation, to name a few. The tragic events of September 11 exacerbated the global economic slowdown that was already in progress, sending most overseas stocks down in the short term. During the final three months of the period, however, there were encouraging signs that equity markets had stabilized. In particular, growth stocks rebounded significantly, providing one indication that investors were willing to re-enter fundamentally weakened industries at reduced valuations.

In our view, the decline in overseas stocks during the past year has presented a unique opportunity to purchase good companies at very attractive prices not seen in many years. Guided by MFS' team of international analysts, we'll maintain a global security selection process using a bottom-up approach based on extensive fundamental research. At the same time, however, we think it's important to point out that we do incorporate a top-down asset allocation process in this portfolio by closely monitoring country and industry weightings. Illustrating this strategy, the series will continue to own a broad range of companies in a variety of industries while being exposed to a significant allocation of bonds that we believe will offer the best yields over time.

GLOBAL GOVERNMENTS SERIES

For the 12 months ended December 31, 2001, the series' Initial Class Shares provided a total return of -2.11% and the Service Class Shares provided a total return of -2.21%. These returns include the reinvestment of any dividends but does not reflect any applicable contract or surrender charges and compares to a return of -0.99% over the same period for the series' benchmark, the Salomon Brothers World Government Bond Index (the Salomon Index). The Salomon index is an unmanaged index of complete universes of government bonds with remaining maturities of at least five years.

The period was characterized by the gradual deceleration of the U.S. economy. During 2001, the Federal Reserve Board (the Fed) was quite aggressive in trying to support economic growth with a series of short-term interest rate cuts. The events of September 11 further weakened the struggling economy, and in our opinion, will prolong the chances of a quick recovery. In addition, U.S. inflation remained low in 2001 and is expected to remain benign throughout 2002.

In such an environment, we believe that, at a minimum, the Fed will keep interest rates lower for a period of time. We expect yields across the entire U.S. yield curve to flatten, in other words, go lower than present levels, with longer maturities benefiting the most. We have therefore repositioned the Treasury portion of the portfolio by reducing the short-term exposure, which performed well in 2001, in favor of intermediate-term bonds (three- to seven-year securities). The average duration of the U.S. portion of the portfolio was close to six years at the end of the period.

The portfolio maintained an overweighting in better-performing U.S. fixed-income securities throughout the year, as we correctly anticipated that the Fed would be more aggressive in cutting interest rates than either the European Central Bank or the Japanese Central Bank. In addition, our Yankee-bond holdings added to relative performance. Yankee bonds are issued in the United States, primarily by foreign governments with high-quality credit, in this case Canada and Spain, and are denominated in U.S. dollars.

Our government agency holdings aided performance earlier in the year. Agency securities had come under pressure late last year and early this year when various government officials called into question the implicit government backing enjoyed by some agencies -- specifically the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie
Mac). However, agency securities rebounded when the agencies made some conciliatory moves to address the issues raised.

Outside the United States, most other economies were experiencing various degrees of economic weakness. Japan continued to be mired in recession, plagued by high unemployment, a complete lack of consumer confidence and actual deflation. Meanwhile, Western Europe struggled with high unemployment and high inflation for most of the year. England proved to be the exception with strong consumer confidence and benign inflation.

For most of the year, we kept the non-U.S. bond portion neutral to Japan and underweighted in Europe. Towards the end of 2001, European inflation began to fall, and in our opinion, this should enable the European Central Bank to adopt policies that will support lower interest rates in 2002. We view our European holdings, which were made up of primarily German bonds, as a potentially better-performing asset class in the unlikelihood U.S. interest rates move significantly higher in the first half of 2002. In addition, within the dollar bloc countries, which include the United States, Australia, New Zealand, and Canada, most Canadian and Australian bonds began to look attractive relative to those of the United States by year-end.

Even though the year has seen a favorable bond market, the negative nominal return for the index and the portfolio was largely due to a stronger dollar and a weaker euro and yen. The series invests in purely developed government products and, as noted above, uses the Salomon Brothers World Government Bond Index as its performance benchmark. It invests in the dollar-bloc countries, Europe, and Japan. In addition, there are two components of the portfolio, bonds and currency. A large portion of the Salomon Brothers World Bond Index is denominated in euros and yen. As a result, while the portfolio maintained a neutral weighting relative to the benchmark in euros and yen, the stronger U.S. dollar detracted from performance. Conversely, the portfolio will benefit from positive currency returns when the dollar turns weaker.

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Although we feel the U.S. economic recovery will take longer than initially anticipated, we think the fundamentals are positive for an increase in economic growth in the future. Interest rates remained low, inflation has been low, and recent tax cuts and fiscal stimulus packages have put more money in the hands of consumers. An economic recovery would suggest a change in our interest-rate outlook, and we would expect to make portfolio changes accordingly. While the timing of the economic recovery is difficult to pinpoint, we will continue to monitor the situation closely and make changes to our strategy as necessary.

GLOBAL TOTAL RETURN SERIES

For the 12 months ended December 31, 2001, the series' Initial Class Shares provided a total return of -6.17% and the Service Class Shares provided a total return of -6.24%. These returns, which include the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to the following returns over the same period for the series' benchmarks: -11.88% for the S&P 500, -10.38% for the Lipper Global Flexible Portfolio Index (the Lipper Index); and -10.31% for a customized benchmark comprised of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index). The MSCI World Index is a broad, unmanaged index of global equities; the Morgan Index is an aggregate of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year. During the same period, the average global flexible portfolio tracked by Lipper Inc., returned -8.64%.

Amid one of the most turbulent periods for equities around the world, the series benefited from strong security selection within its equity and fixed-income holdings. Beneficial regional exposure also aided performance as the United States and Europe were among the largest contributors. In addition, as market sentiment continued to favor undervalued, high-quality, dominant companies, our minimal exposure to technology and a bias toward value-oriented stocks helped performance. Other contributors included our significant exposure to the financial services, health care, consumer staples, and industrial goods and services sectors.

Looking across sectors, financial services is our largest weighting by size of the portfolio and represents approximately 21% of the series, which is about even with our benchmark. Within this sector we favor the insurance industry over the banking industry. One area we particularly favored is property and casualty insurance. It's a segment of the market that has shown extremely strong performance throughout the time period due in large part to a noticeable upswing in the cycle for insurance pricing that we think is sustainable in the multi-year basis.

Health care, about 12% of the portfolio, is a segment of market that fits very well with our defensive, conservative investment philosophy. The demand for health care, being pharmaceutical or services, we believe is less economically sensitive to world events of the day and therefore has very reliable, predictable, and sustainable earnings development. Consumer staples is a sector that we've added to the portfolio quite a bit over the year. Consumer staple products; food, beverages, tobacco, is a sector of the market that, our research shows, has very low sensitivity to economic conditions relative to other market sectors. Performance of this group has been very strong and has contributed to the series' outperformance of its benchmarks.

Our largest holding within consumer staples has been Diageo, which we think has done a great job consolidating its market in alcohol and is now benefiting from an upswing in underlying demand. In our view, Diageo has the top collection of leading brands within the spirits business and is well positioned to capture the volume growth returning to the sector. Other holdings that contributed to the series' performance were the consumer stocks Philip Morris and Anheuser-Busch, Canadian National Railway, and the pharmaceuticals company Sanofi-Synthelabo. Each of these companies produced accelerating earnings growth, despite the weak global economic environment, and their share prices reflected positively.

Our country allocations are ancillary to our bottom-up company-by-company stock selection process, which is dictated by our Original Research(SM) investment process. That process led us to invest in a broad range of countries and industries; however, we found a greater number of opportunities for growth and capital appreciation in the United States.

We believe the severe volatility we've experienced in the global equity markets during the past year amplifies the importance of diversification and sticking to an investment discipline. Our primary goal was to find high-quality companies across a broad range of industries. During a period in which many companies were issuing warnings of slower earnings growth, our focus was to avoid those that we believed had a high chance of missing their earnings estimates. In this environment, we stuck to our basics - extensive Original Research, which is to painstakingly analyze and research each security in which we invest.

Another key component of the portfolio's strategy has been its weighting of high-quality fixed-income securities, designed to cushion the blow of downturns in the global stock market. In light of the extreme volatility in the global equity markets, the benefits of this strategy were highlighted during the past year. The portfolio typically invests in government or government-guaranteed bonds, such as U.S. Treasuries and high-quality sovereign credits. Our focus remained on dollar-bloc bonds, particularly in the United States, and our heavy concentration in U.S. Treasuries proved to be among the best-performing bonds in the global fixed-income marketplace. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

This has been an emotional and difficult year for global investors. Given that uncertainty and risks are higher, we believe the need for broad diversification is considerably greater. Therefore the underlying philosophy of this portfolio, large-cap and conservative, favoring sectors that should perform well regardless of the macroeconomic conditions of the world economy, will continue to inform the investment decisions of the series. Looking ahead, we don't pretend to be able to predict which direction the market is moving. We believe, however, that the series' balanced strategy should continue to be beneficial as the global markets are likely to remain volatile amid concerns about corporate earnings and economic growth. As always, we plan to take full advantage of any buying opportunities offered by further declines in the market while strategically selecting securities in an effort to help reduce the portfolio's overall risk.

GOVERNMENT SECURITIES SERIES

For the 12 months ended December 31, 2001, the series' Initial Class Shares provided a total return of 7.47% and the Service Class Shares provided a total return of 7.39%. These returns, which include the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return of 7.71% over the same period for the series' benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index). The Lehman Index is an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. During the same period, the average U.S. government portfolio tracked by Lipper Inc., returned 6.17%.

Throughout this 12-month period the Federal Reserve Board (the Fed) became more aggressive in support of economic growth with a series of short-term interest rate cuts that brought the level of federal funds rates from 6.5% to 1.75% at the end of the year. These moves were a response to the gradual deceleration of the economy that began over one year ago and was further weakened after the tragic events of September 11.

As federal funds rates declined, most bond yields, in particular short-maturity bond yields, followed suit, and their prices, which move in the opposite direction from their yields, rose. Bond performance also was positively impacted by strong demand as investors sought a relatively safer haven from an uncertain stock market. While the curve steepened, meaning that yields on short maturities declined more sharply than those on longer maturities, we positioned the portfolio to benefit by overemphasizing intermediate and short-intermediate securities (primarily with five-year and under maturities), where yields declined the sharpest. We think we are now nearing the end of the Fed easing cycle and that yields across the U.S. curve will begin to normalize, with longer maturities benefiting the most. In our opinion, this means intermediate-maturity Treasuries (five- to seven-year securities) and longer maturity Treasuries are poised to outperform. We have positioned the portfolio accordingly by favoring intermediate-term and longer-term bonds.

We feel our portfolio structure has helped the series' performance because as interest rates fell, short- and intermediate-term bond yields also declined but longer-term bond yields drifted a bit higher. In general, we have tended to increase duration when interest rates have been falling and bond prices rising, in order to potentially benefit from rising prices. Looking forward, we will continue to evaluate our strategy as interest rates change.

Government agency securities, I.E., those issued by the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac), Federal Home Loan Bank, Sallie Mae, etc., were strong performers during the period, and our overweighted position in this sector was a plus for the portfolio. During the period, we experienced an environment where investors were more risk adverse and were seeking higher-quality investment options. The agency market benefited from this trend. In addition, agency securities rebounded earlier in the year when the agencies made some conciliatory moves to address questions that had arisen around their implicit government backing.

Mortgaged-backed securities also performed well throughout the period. We kept a neutral weighting in mortgage securities relative to the Lehman Index due to continued concerns about prepayments. Declining rates led large numbers of homeowners to prepay their mortgages in order to take advantage of lower borrowing costs. In turn, holders of mortgage securities then were forced to reinvest the prepaid principal at lower prevailing interest rates. In anticipation of prepayment concerns working their way through the market, we began to add to our mortgage holdings at yields and prices that we felt were attractive relative to their historic value and to other fixed-income investments. Over the summer, mortgage-backed securities rallied due to their attractive prices, yields, and receding concerns about prepayments.

Going forward, we intend to maintain an emphasis on government agencies and mortgage-backed securities. We believe the U.S. economic recovery will take longer than initially anticipated and that inflation will remain low. Even at the beginning of an economic recovery, we generally see inflationary pressures dissipating, which is generally good for bond investors since inflation eats away at the value of bond holdings. A rapid economic recovery, coupled with evidence of inflationary pressures, would suggest a change in our interest-rate outlook, and we could expect to make portfolio changes accordingly. While the timing of the economic recovery is difficult to pinpoint, we will continue to monitor the situation closely and make changes to our strategy as necessary. Even if we see stronger growth in 2002, we don't think that interest rates will rise immediately and therefore lead to an adverse environment for bonds. Thus, our outlook for the fixed-income markets remains positive.

HIGH YIELD SERIES

For the 12 months ended December 31, 2001, the series' Initial Class Shares provided a total return of 1.80% and the Service Class Shares provided a total return of 1.66%. These returns, which include the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period of 2.73% and -1.11%, respectively, for the series' benchmarks, the Lehman Brothers High Yield Bond Index (the Lehman Index), and the Lipper High Yield Bond Index (the Lipper Index). The Lehman Index is a market value-weighted index that tracks the total return performance of noninvestment-grade, fixed-rate, publicly placed, dollar-denominated, and nonconvertible debt registered with the U.S. Securities and Exchange Commission
(SEC).

While high-yield bonds rebounded off their lows during the fourth quarter of 2001, the past year was a difficult and volatile period for the high-yield market as the spread between the yield on high-yield bonds and U.S. Treasuries fluctuated significantly. As the yields on high-income bonds increased, the value of our holdings declined. At the end of December, high-yield bonds yielded, on average, 12.25%, compared to 5% for Treasury bonds of similar maturities, resulting in a spread of about 7.25% or 725 basis points. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

By the end of the year, the market recovered most of its losses from September due to very strong inflows into high-yield mutual funds and renewed investor confidence that the economy is poised to recover in 2002. New high-yield bond issuance, while up from last year, has not kept pace with demand. While better quality, highly-traded issues appreciated more than lower-quality bonds in the secondary market, even lower-rated bonds benefited from the strong market as investors' risk tolerances seemed to increase due to high cash positions and attractive yields. Nevertheless, our greater exposure to lower-rated bonds relative to the Lehman Index was the primary reason for our underperformance versus the benchmark.

Given an environment of slowing economic growth and rising defaults, we increased our exposure to higher-quality issuers in defensive sectors such as media, gaming, and health care during the period. Within the media sector we've focused primarily on cable companies such as Charter Communications and Adelphia Communications. In our view, these companies offered the combination of attractive growth potential with stable cash flows. Despite the slowing economy, our research uncovered a number of cable companies that continued to show revenue growth from new digital television services and increased demand for high-speed Internet service.

We've also added "BB"-rated gaming bonds, given the relatively reliable cash flow of these companies, and casino bonds generally performed well for the portfolio. Although travel related bonds registered some of the largest price declines following the

September 11 attacks, the portfolio was well positioned in better-quality names, which have since recovered most of their initial losses.

In the health care sector, we've added selectively to higher-quality names, such as HCA and Tenet Healthcare. Tenet was upgraded to investment-grade quality during the period, so we have since liquidated the position. However, the bonds appreciated significantly prior to and following the upgrade, which provided a lift to performance.

On the other hand, our telecommunications holdings have been a drag on performance. We started the year slightly overweighted in the industry and have steadily reduced our exposure in response to the deteriorating fundamentals. We were slightly underweighted in the sector at the end of the year. Given the economic slowdown, we also reduced exposure to cyclical industries such as steel and paper. This decision benefited performance during the period.

As we enter 2002, we think that it is likely the high-yield market will remain volatile in the near term, but at a spread of 725 basis points or 7.25% over U.S. Treasuries of comparable maturities, we think the market is fairly valued and that the expectation for further defaults is already reflected in bond prices. According to our research, as the economy came out of its last recession, the spread on high-yield bonds versus Treasuries tightened to its historic average of about 480 basis points. If the current spread were to tighten to its historic average that would result in material price appreciation. Of course, past performance is no guarantee of future results, but at 12.25%, we believe that investors are being paid adequately to wait for potential capital appreciation. As was the case earlier this year, we expect that this historically wide yield spread may eventually attract investors back to the high-yield market.

INTERNATIONAL INVESTORS TRUST SERIES
(FORMERLY KNOWN AS INTERNATIONAL GROWTH AND INCOME SERIES)

For the 12 months ended December 31, 2001, the series' Initial Class Shares provided a total return of -14.63% and the Service Class Shares provided a total return of -14.63%. These returns, which include the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period of -21.21% and -19.34%, respectively, for the series' benchmarks, the MSCI EAFE Index, and the Lipper International Portfolio Index (the Lipper Index).

Over the past 12 months, investors witnessed a global economic downturn, which resulted in the second consecutive year of negative equity returns. The global investment backdrop then went from bad to worse following the tragic events of September 11, which escalated market volatility and accelerated the decline in global equity prices. Despite this difficult investment environment, we were able to find opportunities and invest in market sectors that helped the series outperform its benchmark. We believe the primary factor contributing to our relative performance was our bias toward companies that we believe will grow regardless of the underlying economic conditions. Therefore, given the stable nature of their businesses, many of our holdings provided positive results despite an environment where most global equity markets produced negative returns.

Two sectors we favored over the period were consumer staples and health care. Within the consumer staples sector our largest holding has been Diageo, which we think has done a great job consolidating its market in alcohol and benefited from an upswing in underlying demand. In our view, Diageo has the top collection of leading brands within the spirits business, and we believe it was well positioned to capture the bulk of the volume growth returning to the sector.

Health care was a segment of the market that fit very well with our defensive, conservative investment philosophy. Similar to the consumer staples sector, the demand for health care, whether pharmaceutical or services, tends to be less economically sensitive to world events and we believe has more potential for reliable and sustainable earnings growth. A health care holding that contributed to the portfolio's performance was the French pharmaceutical company Sanofi-Synthelabo. The company's new cardiovascular drug Plavix continued to exceed sales expectations during the period.

Outside the consumer staples and health care sectors, Canadian National Railway
(CNR) was one of our biggest individual contributors during the past year. CNR has been expanding into the United States, and we think it is an extremely well-run company in a generally overlooked industry that has derived excellent earnings growth while aggressively keeping costs low.

Although underweighted relative to its benchmark, the portfolio's biggest absolute sector weighting was financial services. Within this sector we tended to favor segments that are less dependent upon equity markets and economic conditions, such as global retail banks and insurance companies. In particular, we favored property and casualty insurance companies. It's a segment of the market that has shown strong relative performance throughout the time period due, in large part, to a noticeable upswing in the cycle for insurance pricing, which we think is sustainable over the long term.

Detractors included Software AG, a writer of software for mainframe computers. The company continued to disappoint over the period due to pronounced decrease in demand. Our holdings in the energy services sector also suffered considerably under continued downward pressures on oil prices, despite turbulence in the Middle East. It appears that the historical coordination of oil supply between OPEC and non-OPEC oil-producing nations has seen a pronounced breakdown of late. Supply restrictions are not being adhered to, and oil prices have decreased considerably over the last several months. Consequently, any stocks we have owned in energy or oil services have been particularly weak over the time period.

Since the tragic events of September 11, global equity markets have recovered sharply as some of the fears of a global economic meltdown eroded and confidence began to return to the markets. Despite the rebound, we think the overall market is fairly valued while other segments of the market remain attractively valued, therefore, we would expect to see more consistent performance with lower volatility from global equities in 2002. In this environment, we will continue to retain our conservative posture while trying to take advantage of segments of the market that we think offer the greatest opportunities.

MONEY MARKET SERIES(1),(6),(8),(10)
For the 12 months ended December 31, 2001, the series' Initial Class Shares provided a total return of 3.78% and the Service Class Shares provided a total return of 0.72%. These returns include the reinvestment of any distributions.

In an environment of slower economic activity, declining capital-spending, a weak global economy, and a war in Afghanistan, the Federal Reserve Board embarked on one of the most aggressive rate cutting campaigns in history. All told, the fed funds rate was reduced from 6.50% at the beginning of 2001 to 1.75% at the end of December, a 40-year low.

Through the first half of the period, we lengthened the average maturity to the 55 to 65 day range. By doing so, we captured higher yields in a declining interest-rate environment. This approach proved beneficial. By early summer, though, we had let the average maturity decline to a more neutral level because we felt that there was a great deal of monetary and fiscal stimulus in the pipeline, and short-term yields were unlikely to decline as much as the market expected. Of course, the tragedies of September 11 altered our outlook, leading us to believe that rates would be on the decline for the foreseeable future. As a result, we increased the average maturity again.

We continued to limit the series' investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest quality corporate and bank issues, in order to provide maximum security against credit risk. On December 31, 2001, approximately 75% of the portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.

Investments in the series are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the series seeks to preserve the value at $1.00 per unit, it is possible to lose money by investing in the series.

STRATEGIC INCOME SERIES

For the 12 months ended December 31, 2001, the series' Initial Class Shares provided a total return of 3.31% and the Service Class Shares provided a total return of 3.20%. These returns, which include the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period for the following benchmarks: 8.50% for the Lehman Brothers Government/Credit Index (the Lehman Index), -0.99% for the Salomon Brothers World Government Bond Index (the Salomon Index), and 2.73% for the Lehman Brothers High Yield Bond Index. During the same period, the average multisector income portfolio tracked by Lipper Inc., returned 3.65%.

Prior to the September 11 terrorist attacks we were beginning to see signs that the economy was improving. As a result, our outlook was becoming more positive and we were beginning to increase our exposure to the beaten down corporate high-yield sector of the market. Early in the period, this proved to be a good decision as the high-yield sector turned out to be one of the best-performing segments of the fixed-income market. Unfortunately, however, the September 11 attacks completely changed the economic landscape and high-yields bonds were among the hardest hit securities as investors fled to the relative safety of money markets and Treasury bonds. Consequently, our significant exposure to high-yield securities was the primary cause for our underperformance versus the Lehman Indices and the Lipper category average.

On a more positive note, however, our exposure to U.S. Government bonds, government agency and our emerging-markets holdings, which were among the strongest performing bonds in the fixed-income market helped performance. Our research staff successfully identified a number of Russian government bonds that were upgraded during the period. As these credit upgrades came through, a number of our holdings posted significant gains. Strong performance from a number of our high-grade corporate bonds and mortgage-backed securities helped performance as did our minimal exposure to Argentinian bonds, which suffered significantly during the period as the country struggled with its most serious financial crisis in its history.

As economic statistics remained weak throughout the past year, we've been increasing our exposure to higher-quality investment-grade corporate bonds that we think are attractively valued. Just after the September 11 attacks, yield spreads - the difference between the yields on corporate bonds and Treasuries were at their widest levels in over a year; we saw this as an opportunity to increase the yield of the portfolio and it offers us the potential for some capital appreciation, especially when the economy begins to show signs of a recovery.

In our efforts to take advantage of opportunities in the fixed-income market in 2002, we have reduced exposure to U.S. government bonds, agency securities, and mortgage-backed bonds to fund the purchase of corporate bonds. Our expectation is for the economy to slowly recover in 2002, which could cause rates to rise a bit, but not spike higher. We anticipate our exposure to foreign government bonds to remain near its historic low levels given the minimal yields advantage on foreign government bonds relative to domestic bonds, especially when considering hedging costs and relatively stronger economies abroad, which could hurt bond prices.

During the last quarter of 2001, we significantly increased the series' exposure to high-grade corporate bonds. In our view, this sector offers the best relative value in the fixed-income market given the wide yield spreads relative to Treasuries and because of signs that the economy may be at a low point. The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity. The portfolio has significant exposure to Commercial Mortgage-backed Securities (CMBS) given the size and liquidity of the "BB" -rated CMBS market. The real estate market shows signs of weakening, but we believe the series is well positioned in diversified, well-seasoned deals that have relatively low retail and hotel exposure.

In the high-yield sector, strong cash flows in the high-yield marketplace, attractive yields, and the likelihood that the economy will benefit from the aggressive Fed easing in 2002 have led us to selectively add to more economically sensitive "B"-rated issues.

Our emerging market bonds were among the strongest performers during the period. Despite cutting the portfolio's exposure to Russian bonds following some significant price appreciation, we increased the series' overall exposure to emerging markets as secular improvements in certain regions outweighed the drawbacks of a slower global economy. Furthermore, we felt that Argentina's default would have limited impact on the sector.

Looking ahead, there is some cause for caution, but we believe there are a number of reasons to be optimistic about fixed-income markets. Interest rates have been declining around the world and there doesn't seem to be any threat of inflation on the horizon. In addition, the U.S. administration seems determined to provide significant monetary and fiscal stimulus to support an eventual economic recovery.

                                   ----------

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. Series results do not reflect the deduction of separate account charges. (See Notes to Performance Summary.)

BOND SERIES(2),(3),(4),(7),(10)

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2001. Index information is from May 1, 1998.)

[CHART OF BOND SERIES(2),(3),(4),(7),(10)]

                 LEHMAN BROTHERS
                   GOVERNMENT
                  CREDIT INDEX    BOND SERIES - INITIAL CLASS
           5/98      $10,000               $10,000
          12/98      $10,730               $10,690
          12/99      $10,499               $10,509
          12/00      $11,744               $11,579
          12/01      $12,742               $12,488

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                              1 YEAR   3 YEARS    LIFE*
-----------------------------------------------------------------------
Cumulative Total Return                       +7.85%   +16.82%  +24.88%
Average Annual Total Return                   +7.85%    +5.32%   +6.26%

SERVICE CLASS
                                              1 YEAR   3 YEARS    LIFE*
-----------------------------------------------------------------------
Cumulative Total Return                       +7.65%   +16.61%  +24.66%
Average Annual Total Return                   +7.65%    +5.26%   +6.21%

COMPARATIVE INDICES++

                                               1 YEAR   3 YEARS    LIFE*
-----------------------------------------------------------------------
Average corporate debt BBB-rated portfolio+    +7.44%   +4.54%   +4.70%
Lehman Brothers Government Credit Index#       +8.50%   +5.90%   +6.83%

 * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2001. Index information is from May 1, 1998.
++ Average annual rates of return.
 + Source: Lipper Inc.

 # Source: Standard & Poor's Micropal, Inc.

EMERGING MARKETS EQUITY SERIES(2),(9),(10)

(For the period from the commencement of the series' investment operations, June 5, 1996, through December 31, 2001. Index information is from June 1, 1996.)

[CHART OF EMERGING MARKETS EQUITY SERIES(2),(9),(10)]

                       EMERGING MARKETS            LIPPER EMERGING         MSCI EMERGING
                          EQUITY SERIES    MARKETS PORTFOLIO INDEX+    MARKETS FREE INDEX#
           6/96                $ 10,000                   $ 10,000                $ 10,000
          12/97                $ 11,046                   $  8,862                $  8,524
          12/98                $  7,735                   $  6,481                $  6,364
          12/99                $ 11,794                   $ 10,950                $ 10,590
          12/00                $  9,110                   $  7,567                $  7,349
          12/01                $  9,017                   $  7,303                $  7,174

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                         1 YEAR   3 YEARS     5 YEARS     LIFE*
-------------------------------------------------------------------------------
Cumulative Total Return                  -1.02%   +16.57%      -9.83%    -9.83%
Average Annual Total Return              -1.02%    +5.24%      -2.05%    -1.84%
SERVICE CLASS
                                         1 YEAR   3 YEARS     5 YEARS     LIFE*
-------------------------------------------------------------------------------
Cumulative Total Return                  -1.13%   +16.44%      -9.94%    -9.94%
Average Annual Total Return              -1.13%    +5.20%      -2.07%    -1.86%

COMPARATIVE INDICES++
                                         1 YEAR   3 YEARS     5 YEARS     LIFE*
-------------------------------------------------------------------------------
Lipper Emerging Markets Portfolio Index+ -3.48%    +4.06%      -5.85%    -5.47%
MSCI Emerging Markets Free Index#        -2.37%    +4.08%      -5.74%    -5.77%

 * For the period from the commencement of the series' investment operations, June 5, 1996, through December 31, 2001. Index information is from June 1, 1996.
++ Average annual rates of return.
 + Source: Lipper Inc.

 # Source: Standard & Poor's Micropal, Inc.

GLOBAL ASSET ALLOCATION SERIES(2),(3),(4),(5),(9),(10)

(For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2001. Index information is from November 1, 1994.)

[CHART OF GLOBAL ASSET ALLOCATION SERIES(2),(3),(4),(5),(9),(10)]

             S & P                 GLOBAL ASSET ALLOCATION     LEHMAN BROTHERS J.P.     MORGAN NON-DOLLAR
             500 STOCK INDEX       SERIES - INITIAL CLASS      AGGREGATE BOND INDEX   GOVERNMENT BOND INDEX     MSCI EAFE INDEX
    11/94         $  10,000                 $  10,000               $  10,000                 $  10,000             $  10,000
    12/97         $  22,050                 $  15,732               $  13,526                 $  12,021             $  11,604
    12/98         $  28,351                 $  16,771               $  14,701                 $  14,219             $  13,964
    12/99         $  34,316                 $  19,870               $  14,580                 $  13,342             $  17,776
    12/00         $  31,195                 $  19,410               $  16,275                 $  13,012             $  15,295
    12/01         $  27,490                 $  17,685               $  17,649                 $  12,544             $  12,051

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                      1 YEAR  3 YEARS  5 YEARS    LIFE*
-----------------------------------------------------------------------
Cumulative Total Return               -8.89%   +5.45%  +24.63%  +76.85%
Average Annual Total Return           -8.89%   +1.79%   +4.50%   +8.30%

SERVICE CLASS
                                      1 YEAR  3 YEARS  5 YEARS    LIFE*
-----------------------------------------------------------------------
Cumulative Total Return               -8.96%  +5.36%   +24.52%  +76.70%
Average Annual Total Return           -8.96%  +1.76%    +4.48%   +8.29%

COMPARATIVE INDICES++

                                      1 YEAR  3 YEARS  5 YEARS    LIFE*
-----------------------------------------------------------------------
Average global flexible portfolio+    -8.64%   +2.05%   +6.16%   +8.58%
J.P. Morgan Non-Dollar Government
Bond Index#                           -3.60%   -4.09%   +0.08%   +3.21%
Lehman Brothers Aggregate Bond Index# +8.44%   +6.28%   +7.43%   +8.25%
MSCI EAFE Index#                     -21.21%   -4.79%   +1.17%   +2.64%
Standard & Poor's 500 Stock Index#   -11.88%   -1.02%  +10.70%  +15.15%

 * For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2001. Index information is from November 1, 1994.
++ Average annual rates of return.

 + Source: Lipper Inc.

 # Source: Standard & Poor's Micropal, Inc.

GLOBAL GOVERNMENTS SERIES(2),(3),(4),(5),(7),(9),(10)

(For the 10-year period ended December 31, 2001.)

[CHART OF GLOBAL GOVERNMENTS SERIES(2),(3),(4),(5),(7),(9),(10)]

                        SALOMON BROTHERS
                        WORLD GOVERNMENT                    GLOBAL
                           BOND INDEX         GOVERNMENTS SERIES - INITIAL CLASS
          12/91             $   10,000                     $   10,000
          12/93             $   11,953                     $   11,948
          12/95             $   14,563                     $   13,207
          12/97             $   15,125                     $   13,717
          12/99             $   16,696                     $   15,017
          12/01             $   16,793                     $   14,879

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------
Cumulative Total Return                -2.11%   -6.05%   +7.65%   +48.79%
Average Annual Total Return            -2.11%   -2.06%   +1.49%    +4.05%

SERVICE CLASS
                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------
Cumulative Total Return                -2.21%   -6.15%   +7.54%   +48.63%
Average Annual Total Return            -2.21%   -2.09%   +1.46%    +4.04%

COMPARATIVE INDICES++

                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------
Salomon Brothers World Government
Bond Index#                            -0.99%   -1.25%   +2.16%    +5.32%

++ Average annual rates of return.
 # Source: Standard & Poor's Micropal, Inc.

GLOBAL TOTAL RETURN SERIES(1),(5),(7),(10)

(For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2001. Index information is from November 1, 1994.)

[CHART OF GLOBAL TOTAL RETURN SERIES(1),(5),(7),(10)]

                                                                                     60% MSCI WORLD/
            S&P 500               GLOBAL TOTAL          LIPPER GLOBAL FLEXIBLE     40% JP MORGAN GLOBAL
           STOCK INDEX   RETURN SERIES - INITIAL CLASS     PORFOLIO INDEX         GOVERNMENT BOND INDEX
    11/94    $ 10,000               $ 10,000                   $ 10,000                 $ 10,000
    12/97    $ 22,050               $ 15,375                   $ 14,654                 $ 14,178
    12/98    $ 28,351               $ 18,200                   $ 15,971                 $ 17,202
    12/99    $ 34,316               $ 19,733                   $ 19,544                 $ 19,301
    12/00    $ 31,195               $ 20,183                   $ 19,269                 $ 17,931
    12/01    $ 27,490               $ 18,937                   $ 17,270                 $ 16,083

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                      1 YEAR  3 YEARS 5 YEARS    LIFE*
----------------------------------------------------------------------
Cumulative Total Return               -6.17%  +4.05%  +39.93%  +89.37%
Average Annual Total Return           -6.17%  +1.33%   +6.95%   +9.34%

SERVICE CLASS
                                      1 YEAR  3 YEARS 5 YEARS    LIFE*
----------------------------------------------------------------------
Cumulative Total Return               -6.24%  +3.97%  +39.83%  +89.23%
Average Annual Total Return           -6.24%  +1.31%   +6.93%   +9.33%

COMPARATIVE INDICES++

                                      1 YEAR  3 YEARS 5 YEARS    LIFE*
----------------------------------------------------------------------
Average global flexible portfolio+    -8.64%  +2.05%  +6.16%    +8.58%
60% MSCI World/ 40% JP Morgan Global
Government Bond Index#                -10.31% -2.22%  +4.54%    +6.86%
Lipper Global Flexible Portfolio      -10.38% +2.64%  +5.73%    +7.92%
Index+
Standard & Poor's 500 Stock Index#    -11.88% -1.02% +10.70%   +15.15%

 * For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2001. Index information is from November 1, 1994.
++ Average annual rates of return.

 + Source: Lipper Inc.

 # Source: Standard & Poor's Micropal, Inc.

GOVERNMENT SECURITIES SERIES(6),(7),(10)

(For the 10-year period ended December 31, 2001.)

[CHART OF GOVERNMENT SECURITIES SERIES(6), (7), (10)]

                      HIGH YIELD         LEHMAN BROTHERS HIGH     LIPPER HIGH YIELD
                SERIES - INITIAL CLASS     YIELD BOND INDEX           BOND INDEX
          12/91         $ 10,000                $ 10,000                 $ 10,000
          12/93         $ 13,531                $ 13,550                 $ 14,188
          12/95         $ 15,480                $ 15,820                 $ 16,046
          12/97         $ 19,654                $ 20,250                 $ 20,516
          12/99         $ 21,136                $ 21,070                 $ 21,475
          12/01         $ 20,054                $ 19,658                 $ 19,143

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                     1 YEAR   3 YEARS 5 YEARS  10 YEARS
-----------------------------------------------------------------------
Cumulative Total Return              +7.47%   +18.23% +39.72%   +89.71%
Average Annual Total Return          +7.47%    +5.74%  +6.92%    +6.61%

SERVICE CLASS
                                     1 YEAR   3 YEARS 5 YEARS  10 YEARS
-----------------------------------------------------------------------
Cumulative Total Return              +7.39%   +18.14% +39.61%   +89.57%
Average Annual Total Return          +7.39%    +5.71%  +6.90%    +6.60%

COMPARATIVE INDICES++

                                     1 YEAR   3 YEARS 5 YEARS  10 YEARS
-----------------------------------------------------------------------
Average U.S. government portfolio+   +6.17%    +4.85%  +6.35%    +6.27%
Lehman Brothers Government/
Mortgage Index#                      +7.71%    +6.35%  +7.46%    +7.14%

++ Average annual rates of return.
 + Source: Lipper Inc.
 # Source: Standard & Poor's Micropal, Inc.

HIGH YIELD SERIES(1),(4),(5),(10)

(For the 10-year period ended December 31, 2001.)

[CHART OF HIGH YIELD SERIES(1),(4),(5),(10)]

                      HIGH YIELD          LEHMAN BROTHERS HIGH    LIPPER HIGH YIELD
                SERIES - INITIAL CLASS      YIELD BOND INDEX          BOND INDEX
          12/91         $ 10,000                $ 10,000              $ 10,000
          12/93         $ 13,531                $ 13,550              $ 14,188
          12/95         $ 15,480                $ 15,820              $ 16,046
          12/97         $ 19,654                $ 20,250              $ 20,516
          12/99         $ 21,136                $ 21,070              $ 21,475
          12/01         $ 20,054                $ 19,658              $ 19,143

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                        1 YEAR   3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------------
Cumulative Total Return                 +1.80%    +1.45%  +15.54%   +100.54%
Average Annual Total Return             +1.80%    +0.48%   +2.93%     +7.21%

SERVICE CLASS
                                        1 YEAR   3 YEARS   5 YEARS  10 YEARS
----------------------------------------------------------------------------
Cumulative Total Return                 +1.66%     +1.30%  +15.38%  +100.26%
Average Annual Total Return             +1.66%     +0.43%   +2.90%    +7.19%

COMPARATIVE INDICES++

                                        1 YEAR   3 YEARS   5 YEARS  10 YEARS
----------------------------------------------------------------------------
Lipper High Yield Bond Index+           -1.11%     -2.26%    +1.10%   +6.71%
Lehman Brothers High Yield Bond Index#  +2.73%     -1.40%    +1.81%   +6.99%

++ Average annual rates of return.
 + Source: Lipper Inc.
 # Source: Standard &Poor's Micropal, Inc.

INTERNATIONAL INVESTORS TRUST SERIES(1),(9),(10)

(For the period from the commencement of the series' investment operations, October 2, 1995, through December 31, 2001. Index information is from October 1, 1995.)

[CHART OF INTERNATIONAL INVESTORS TRUST SERIES(1),(9),(10)]

                 INTERNATIONAL INVESTORS      LIPPER INTERNATIONAL       MSCI
                TRUST SERIES - INITIAL CLASS    PORTFOLIO INDEX+     EAFE INDEX#
          10/95          $  10,000                 $  10,000          $  10,000
          12/97          $  11,314                 $  12,494          $  11,303
          12/98          $  13,767                 $  14,076          $  13,601
          12/99          $  16,135                 $  19,401          $  17,314
          12/00          $  15,759                 $  16,545          $  14,898
          12/01          $  13,453                 $  13,345          $  11,739

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                     1 YEAR    3 YEARS   5 YEARS   LIFE*
------------------------------------------------------------------------
Cumulative Total Return              -14.63%    -2.28%   +26.67% +34.53%
Average Annual Total Return          -14.63%    -0.77%    +4.84%  +4.86%

SERVICE CLASS
                                     1 YEAR    3 YEARS   5 YEARS   LIFE*
------------------------------------------------------------------------
Cumulative Total Return              -14.63%   -2.28%    +26.67% +34.53%
Average Annual Total Return          -14.63%   -0.77%     +4.84%  +4.86%

COMPARATIVE INDICES++


                                     1 YEAR    3 YEARS   5 YEARS   LIFE*
--------------------------------------------------------------------------
Lipper International Portfolio+      -19.34%     -1.76%    +2.76%  +4.73%
Index
MSCI EAFE Index#                     -21.21%     -4.79%    +1.17%  +2.60%

 * For the period from the commencement of the series' investment operations, October 2, 1995, through December 31, 2001. Index information is from October 1, 1995.

++ Average annual rates of return.
 + Source: Lipper Inc.
 # Source: Standard & Poor's Micropal, Inc.

STRATEGIC INCOME SERIES(2),(3),(4),(5),(7),(10)

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2001. Index information is from May 1, 1998.)

[CHART OF STRATEGIC INCOME SERIES(2), (3), (4), (5), (7), (10)]

               LEHMAN BROTHERS                                SALOMON BROTHERS      LEHMAN BROTHERS
               GOVERNMENT/CREDIT        STRATEGIC INCOME       WORLD GOVERNMENT        HIGH YIELD
                    INDEX            SERIES - INITIAL CLASS       BOND INDEX           BOND INDEX
    05/98           $ 10,000               $ 10,000              $ 10,000               $ 10,000
    12/98           $ 10,730               $ 10,040              $ 11,261               $  9,718
    12/99           $ 10,499               $ 10,503              $ 10,780               $  9,984
    12/00           $ 11,744               $ 10,805              $ 10,952               $  9,067
    12/01           $ 12,742               $ 11,162              $ 10,843               $  9,314

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                                 1 YEAR   3 YEARS    LIFE*
--------------------------------------------------------------------------
Cumulative Total Return                          +3.31%   +11.18%  +11.62%
Average Annual Total Return                      +3.31%    +3.59%   +3.05%

SERVICE CLASS
                                                 1 YEAR   3 YEARS    LIFE*
--------------------------------------------------------------------------
Cumulative Total Return                          +3.20%   +11.06%  +11.51%
Average Annual Total Return                      +3.20%    +3.56%   +3.03%

COMPARATIVE INDICES++

                                                 1 YEAR   3 YEARS    LIFE*
--------------------------------------------------------------------------
Average multisector income potfolio+             +3.65%    +2.03%   +1.23%
Lehman Brothers Government/Credit Index#         +8.50%    +5.90%   +6.83%
Lehman Brothers High Yield Bond Index#           +2.73%    -1.40%   -1.92%
Salomon Brothers World Government Bond Index#    -0.99%    -1.25%   +2.23%

 * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2001. Index information is from May 1, 1998.
++ Average annual rates of return.
 + Source: Lipper Inc.
 # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class Shares have no sales charge. Service Class Shares, which have an inception date of August 24, 2001, have no sales charge and carry a 0.25% annual 12b-1 fee.

Service Class Share performance includes the performance of Initial Class Shares for periods prior to the inception of Service Class. Because operating expenses of Service Class Shares are higher than those of Initial Class, the Service Class performance generally would have been lower than Initial Class performance.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown: without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINSTRATION FEES. PLEASE REFER TO THE ANNUITY PRODUCT'S ANNUAL REPORT FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF THE FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS.

RISK CONSIDERATIONS

(1) Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(3) The portfolio may invest in derivative securities which may include futures and options. These types of instruments can increase price fluctuation.

(4) Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

(5) As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

(6) Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

(7) The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

(8) Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions.

(9) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

(10)These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS -- December 31, 2001

BOND SERIES

BONDS -- 98.8%

                                                 PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)            VALUE
U.S. BONDS -- 90.9%
AEROSPACE & DEFENSE -- 1.8%
Northrop Grumman Corp., 7s, 2006                         $    793   $        837,702
Northrop Grumman Corp., 7.125s, 2011                          961          1,003,226
Raytheon Co., 6.45s, 2002                                     600            612,006
Raytheon Co., 7.9s, 2003                                      347            363,472
Raytheon Co., 6.5s, 2005                                      493            506,395
                                                                    ----------------
                                                                    $      3,322,801
                                                                    ----------------
AIRLINES -- 0.9%
Continental Airlines Pass-Through Trust,
  Inc.,6.545s, 2019                                      $  1,637   $      1,421,479
Delta Air Lines Inc., 7.379s, 2010                            266            264,309
                                                                    ----------------
                                                                    $      1,685,788
                                                                    ----------------
ASSET BACKED -- 1.7%
Commercial Mortgage Acceptance
  Corp., 5.44s, 2013.                                    $  1,000   $        686,917
Contimortgage Home Equity
  Loan Trust, 6.19s, 2014                                      17             16,752
GMAC Commercial Mortgage Security,
  Inc., 2.696s, 2004                                          305            294,980
Greenpoint Manufactured
  Housing, 7.6s, 2022                                         430            443,624
Merrill Lynch Mortgage Investors, Inc.,
  8.412s, 2022+                                               375            392,153
Morgan Stanley Capital I,
  Inc., 6.86s, 2010                                           305            273,399
Morgan Stanley Capital I,
  Inc., 6.48s, 2030                                           625            645,861
Morgan Stanley Capital I,
  Inc., 7.751s, 2039                                          350            304,516
                                                                    ----------------
                                                                    $      3,058,202
                                                                    ----------------
AUTOMOTIVE -- 6.3%
Ford Motor Co., 6.625s, 2028                             $    808   $        672,636
Ford Motor Co., 7.45s, 2031                                   900            825,777
Ford Motor Credit Co., 6.875s, 2006                         1,657          1,656,420
Ford Motor Credit Co., 7.25s, 2011                            998            971,972
Ford Motor Credit Co., 7.375s, 2011                         1,407          1,388,428
General Motors Acceptance
  Corp., 5.36s, 2004                                          464            463,339
General Motors Acceptance
  Corp., 6.75s, 2006                                        1,464          1,482,783
General Motors Acceptance
  Corp., 6.875s, 2011                                         265            259,183
General Motors Acceptance
  Corp., 7.25s, 2011                                        1,488          1,498,609
General Motors Acceptance
  Corp., 8s, 2031                                           2,088          2,112,409
                                                                    ----------------
                                                                    $     11,331,556
                                                                    ----------------
BANKS AND FINANCE -- 8.1%
Associates Corp., 5.5s, 2004                             $    185   $        191,357
Associates Corp., 5.8s, 2004                                  315            327,086
Bank America Corp., 7.4s, 2011                              1,758          1,885,701
Citibank Credit Card Issuance Trust,
  6.65s, 2008                                               1,500          1,557,791
Citigroup, Inc., 7.25s, 2010                                1,240          1,330,061
Countrywide Home Loans, Inc.,
  5.5s, 2006.                                                 953            950,608
Credit Suisse First Boston,
  Inc., 6.125s, 2011                                          888            864,290
Dime Bancorp Inc., 9s, 2002                                 1,292          1,362,479
GS Escrow Corp., 7s, 2003                                   1,694          1,715,073
Lehman Brothers Holdings,
  Inc., 6.25s, 2003                                           205            212,743
Lehman Brothers Holdings,
  Inc., 8.25s, 2007                                      $  1,000   $      1,114,060
Morgan Stanley Group, Inc., 6.1s, 2006                        428            441,135
Morgan Stanley Group, Inc., 6.01s, 2030                       177            182,119
Natexis AMBS Co. LLC, 8.44s, 2049##                         1,882          2,008,320
Socgen Real Estate Co., 7.64s, 2049##                         467            481,304
                                                                    ----------------
                                                                    $     14,624,127
                                                                    ----------------
BUILDING -- 0.1%
Building Materials Corp., 8s, 2008                       $    330   $        245,850
                                                                    ----------------
CONGLOMERATES
General Electric Capital Corp.,
  8.7s, 2007                                             $      4   $          4,668
                                                                    ----------------
CONSUMER CYCLICAL -- 0.5%
Cendant Corp., 6.875s, 2006##                            $  1,000   $        967,220
                                                                    ----------------
ENVIRONMENTAL SERVICES--2.7%
Allied Waste North America,
  Inc., 10s, 2009                                        $    430   $        440,750
USA Waste Services, Inc.,7s, 2004                             417            436,119
Waste Management, Inc., 6.625s, 2002                          290            294,959
Waste Management, Inc., 6.5s, 2008                          1,500          1,481,259
Waste Management, Inc., 7.375s, 2010                          454            466,671
WMX Technologies, Inc., 6.375s, 2003                          750            777,150
WMX Technologies, Inc., 7.1s, 2026                            864            903,148
                                                                    ----------------
                                                                    $      4,800,056
                                                                    ----------------
FOOD & BEVERAGE PRODUCTS -- 0.3%
Coca Cola Bottling Co., 6.375s, 2009                     $    206   $        204,247
Tyson Foods, Inc., 8.25s, 2011##                              363            381,861
                                                                    ----------------
                                                                    $        586,108
                                                                    ----------------
FOREST & PAPER PRODUCTS -- 0.9%
International Paper Co., 6.75s, 2011                     $  1,558   $      1,568,890
                                                                    ----------------
GAMING & LODGING -- 0.7%
Harrahs Operating Co.,
  Inc., 7.125s, 2007##                                   $    500   $        505,962
MGM Grand, Inc., 6.95s, 2005                                  550            541,299
MGM Mirage, Inc., 8.5s, 2010                                  245            243,601
                                                                    ----------------
                                                                    $      1,290,862
                                                                    ----------------
INTERNET
PSINET, Inc., 11s, 2009**                                $     80   $          6,200
                                                                    ----------------
MACHINERY -- 0.4%
Ingersoll Rand Co., 6.25s, 2006                          $    625   $        639,044
                                                                    ----------------
MEDIA -- CABLE -- ENTERTAINMENT -- 5.9%
AOL Time Warner Inc., 6.125s, 2006                       $  1,632   $      1,669,667
Belo Ah Corp., 7.75s, 2027                                    113             96,769
Chancellor Media Corp., 8.125s, 2007                        2,085          2,168,400
Charter Communications
  Holdings, 8.25s, 2007                                       500            480,625
Comcast Cable Commerce,
  Inc., 6.875s, 2009                                        1,594          1,611,289
Comcast Cable
Communications, 6.75s, 2011                                   177            177,690
Cox Communications, Inc.,
  7.875s, 2009                                                403            431,061
Cox Communications, Inc., 7.75s, 2010                         213            229,105
CSC Holdings, Inc., 7.25s, 2008                               277            277,061
CSC Holdings, Inc., 8.125s, 2009                              398            410,059
Echostar DBS Corp., 9.125s, 2009                              500            501,250
Fox/Liberty Networks LLC,
  Inc., 8.875s, 2007                                          550            572,000
News America Holdings, Inc., 8.5s, 2005                        80             86,105
News America Holdings, Inc., 8.5s, 2025                       450            493,164
News America Holdings, Inc., 6.703s, 2034                   1,000          1,030,870

                                       15

                                                 PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)            VALUE
Time Warner, Inc., 10.15s, 2012                          $    263   $        329,999
Time Warner, Inc., 6.875s, 2018                               115            112,778
                                                                    ----------------
                                                                    $     10,677,892
                                                                    ----------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 3.3%
HCA--The Healthcare Co., 7.125s, 2006                    $  1,131   $      1,147,965
HCA--The Healthcare Co., 8.75s, 2010                          238            257,635
HCA--The Healthcare Co.,
  7.875s, 2011                                                670            690,100
Healthsouth Corp., 7.375s, 2006##                           1,378          1,395,225
Tenet Healthcare Corp., 6.375s, 2011##                      2,474          2,392,722
                                                                    ----------------
                                                                    $      5,883,647
                                                                    ----------------
OIL SERVICES -- 1.4%
Occidental Petroleum Corp., 6.75s, 2002                  $    176   $        180,967
Occidental Petroleum Corp., 6.4s, 2003                      1,434          1,466,193
Occidental Petroleum Corp.,
  7.65s, 2006                                                 410            441,045
Ocean Energy Inc., 7.625s, 2005                               475            490,955
                                                                    ----------------
                                                                    $      2,579,160
                                                                    ----------------
OILS -- 2.7%
Amerada Hess Corp., 7.3s, 2031                           $    718   $        711,466
Anadarko Finance Co., 6.75s, 2011                             147            149,409
Conoco Funding Co., 6.35s, 2011                               636            644,198
Consolidated Natural Gas
  Co., 6.25s, 2011                                            760            738,796
Dynegy Holdings, Inc.,
6.875s, 2011                                                  399            335,623
Forest Oil Corporation, 8s, 2008                              875            879,375
Kinder Morgan Energy
  Partners, 6.75s, 2011                                     1,115          1,119,315
Kinder Morgan Energy
Partners, 7.4s, 2031                                          235            237,075
Pioneer Natural Resources
  Co., 9.625s, 2010                                            80             88,600
                                                                    ----------------
                                                                    $      4,903,857
                                                                    ----------------
RAILROAD -- 1.5%
Union Pacific Corp., 6.34s, 2003                         $    256   $        267,530
Union Pacific Corp., 6.39s, 2004                              288            297,663
Union Pacific Corp., 5.75s, 2007                            2,100          2,064,951
                                                                    ----------------
                                                                    $      2,630,144
                                                                    ----------------
REAL ESTATE -- 0.7%
EOP Operating Ltd., 6.625s, 2005                         $    435   $        450,843
EOP Operating Ltd., 8.375s, 2006                              303            326,812
EOP Operating Ltd., 7.75s, 2007                               520            555,277
                                                                    ----------------
                                                                    $      1,332,932
                                                                    ----------------
RETAIL -- 0.8%
Federated Department
  Stores, Inc., 8.5s, 2003                               $    146   $        153,868
Federated Department
  Stores, Inc., 6.79s, 2027                                   780            808,811
K Mart Corp., 9.375s, 2006                                    546            449,085
                                                                    ----------------
                                                                    $      1,411,764
                                                                    ----------------
SUPERMARKET -- 1.0%
Delhaize America, Inc., 9s, 2031##                       $    520   $        617,230
Kroger Co., 6.8s, 2011                                        866            882,757
Kroger Co., 7.5s, 2031                                        188            195,377
                                                                    ----------------
                                                                    $      1,695,364
                                                                    ----------------
TELECOMMUNICATIONS -- 6.0%
AT & T Wireless Services,
  Inc., 7.35s, 2006                                      $    682   $        719,633
AT & T Wireless Services,
  Inc., 8.75s, 2031                                           526            598,162
Cingular Wireless LLC, 6.5s, 2011##                           331            333,615
Cingular Wireless LLC, 7.125s, 2031##                    $    335   $        337,884
Citizens Communications Co., 8.5s, 2006                     1,190          1,263,613
Citizens Communications
  Co., 7.625s, 2008##                                         550            562,446
Global Crossing Holding Ltd., 8.7s, 2007                      369             31,365
Qwest Capital Funding, Inc., 7.25s, 2011                      349            340,453
Sprint Capital Corp., 7.125s, 2006                            960          1,000,800
Sprint Capital Corp., 6s, 2007##                              950            943,239
Sprint Capital Corp., 6.875s, 2028                            424            387,829
TCI Communications
  Financing III, 9.65s, 2027                                1,081          1,201,575
Telecom de Puerto Rico, 6.65s, 2006                            72             72,051
Telecom de Puerto Rico, 6.8s, 2009                            299            286,763
Worldcom, Inc., 7.375s, 2006##                                770            800,053
Worldcom, Inc., 7.5s, 2011                                  1,400          1,433,712
Worldcom, Inc., 8.25s, 2031                                   502            529,324
                                                                    ----------------
                                                                    $     10,842,517
                                                                    ----------------
U.S. GOVERNMENT AGENCIES -- 16.0%
Federal National Mortgage
  Assn., 5.5s, 2006                                      $  1,650   $      1,700,012
Federal National Mortgage
  Assn., 7s, 2015                                           1,117          1,157,297
Federal National Mortgage
  Assn., 7.5s, 2030                                         2,829          2,920,834
Federal National Mortgage
  Assn., 6.5s, 2031                                         9,811          9,823,878
Federal National Mortgage
  Assn., 7.5s, 2031                                         4,977          5,139,315
Government National
  Mortgage Assn., 7.5s, 2026                                  181            187,801
Government National
  Mortgage Assn., 6.5s, 2028                                1,666          1,675,321
Government National
  Mortgage Assn., 7.5s, 2029                                  488            505,068
Government National
  Mortgage Assn., 6.5s, 2031                                1,000          1,005,800
Government National
  Mortgage Assn., 7s, 2031                                  3,300          3,370,142
Government National
  Mortgage Assn., 7.5s, 2031                                1,000          1,035,933
Government National
  Mortgage Assn. TBA, 7.5s, 2027                              463            479,397
                                                                    ----------------
                                                                    $     29,000,798
                                                                    ----------------
U.S. TREASURY OBLIGATIONS -- 18.3%
U.S. Treasury Bonds, 9.875s, 2015                        $  1,397   $      1,975,009
U.S. Treasury Bonds, 8s, 2021                               2,272          2,876,216
U.S. Treasury Bonds, 5.25s, 2029                            2,754          2,578,432
U.S. Treasury Bonds, 6.25s, 2030                              736            796,492
U.S. Treasury Bonds, 5.375s, 2031                          10,017          9,871,453
U.S. Treasury Notes, 4.625s, 2006                           8,823          8,942,904
U.S. Treasury Notes, 5s, 2011                               6,139          6,119,785
                                                                    ----------------
                                                                    $     33,160,291
                                                                    ----------------
UTILITIES -- ELECTRIC -- 8.6%
Allegheny Energy, Inc., 7.75s, 2005                      $    600   $        636,594
Allegheny Energy, Inc., 7.8s, 2011##                          429            422,243
Beaver Valley Funding Corp. II, 9s, 2017                      527            579,710
Cleveland Electric Illuminating Co.,
  7.67s, 2004                                                 225            239,677
Commonwealth Edison Co., 8.5s, 2022                            47             49,226
Dominion Resources, Inc., 8.125s, 2010                      1,181          1,292,852
DTE Energy Co., 7.05s, 2011                                 1,131          1,162,883
Entergy Mississippi, Inc., 6.2s, 2004                          83             85,175
Firstenergy Corp., 7.375s, 2003                             1,000          1,040,660

                                       16

                                                 PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)            VALUE
Firstenergy Corp., 6.45s, 2011                      $       1,140   $      1,112,822
Firstenergy Corp., 7.375s, 2031                               652            632,747
GGIB Funding Corp., 7.43s, 2011                                14             14,158
Gulf States Utilities Co., 8.21s, 2002                        301            301,000
Gulf States Utilities Co., 8.25s, 2004                         41             43,983
Midland Funding Corp., 10.33s, 2002                           163            165,594
Niagara Mohawk Power
   Corp., 5.375s, 2004                                        550            545,529
Niagara Mohawk Power
   Corp., 7.75s, 2006                                         331            357,917
Niagara Mohawk Power
   Corp., 0s to 2003, 8.5s to 2010                            861            805,646
Nisource Finance Corp., 5.75s, 2003                           345            350,896
Nisource Finance Corp., 7.5s, 2003                            236            246,292
Nisource Finance Corp., 7.875s, 2010                        1,200          1,241,052
Northeast Utilities, 8.58s, 2006                              189            200,855
NRG South Central LLC, 8.962s, 2016                           118            118,624
Progress Energy, Inc., 5.85s, 2008                          1,000            976,600
Progress Energy, Inc., 7s, 2031                               488            477,484
PSEG Power LLC, 6.875s, 2006                                  183            187,407
PSEG Power LLC, 7.75s, 2011                                   571            598,388
Salton Sea Funding Corp., 7.84s, 2010                          40             36,223
Toledo Edison Co., 7.875s, 2004                               636            679,954
Utilicorp United, Inc., 7s, 2004                               69             70,258
Waterford 3 Funding Entergy
   Corp., 8.09s, 2017                                         923            937,178
                                                                    ----------------
                                                                    $     15,609,627
                                                                    ----------------
UTILITIES -- GAS -- 0.3%
Williams Co., Inc., 6.75s, 2006                     $         595   $        601,691
     Total U.S.Bonds                                                $    164,461,056
                                                                    ----------------
FOREIGN BONDS -- 7.1%
BULGARIA -- 0.4%
National Republic of Bulgaria,
   4.563s, 2011                                     $         682   $        593,435
National Republic of Bulgaria,
   4.563s, 2012                                                75             67,594
                                                                    ----------------
                                                                    $        661,029
                                                                    ----------------
CANADA -- 0.3%
AT & T Canada, Inc., 0s to 2003, 9.95s
   to 2008, (Telecommunications)                    $       1,200   $        630,000
                                                                    ----------------
CHILE -- 0.2%
Empresa Electrica Guacolda S.A.,
   7.95s, 2003(Utilities-Electric)##                $         325   $        325,813
                                                                    ----------------
DOMINICAN REPUBLIC -- 0.4%
Dominican Republic, 9.5s, 2006##                    $         650   $        663,000
                                                                    ----------------
FRANCE -- 0.3%
France Telecom SA, 8.5s, 2031
   (Telecommunications)##                           $         444   $        505,911
                                                                    ----------------
ITALY -- 0.4%
Unicredito Italiano Capital Trust, 9.2s,
   2049(Banks and Finance)##                        $         588   $        653,721
                                                                    ----------------
MEXICO -- 0.9%
Petroleos Mexicanos, 9.5s, 2027(Oils)               $         390   $        407,550
United Mexican States, 11.375s, 2016                          779            960,118
United Mexican States, 11.5s, 2026                            150            189,555
                                                                    ----------------
                                                                    $      1,557,223
                                                                    ----------------
PANAMA
Republic of Panama, 9.375s, 2029                    $          83   $         86,735
                                                                    ----------------
RUSSIA -- 0.4%
Russian Federation, 3s, 2008                        $       1,394   $        780,640
                                                                    ----------------
SOUTH KOREA -- 0.5%
Export-Import Bank Korea, 7.1s,
   2007(Banks and Finance)                          $         337   $        354,528
Hanvit Bank, 12.75s,
   2010(Banks and Finance)##                                  559            623,285
                                                                    ----------------
                                                                    $        977,813
                                                                    ----------------
SPAIN -- 0.3%
Telefonica Europe BV, 8.25s, 2030
   (Telecommunications)                             $         589   $        642,528
                                                                    ----------------
SWEDEN -- 0.3%
AB Spintab, 6.8s, 2049
   (Banks and Finance)##                            $         465   $        473,690
                                                                    ----------------
UNITED KINGDOM -- 2.7%
Barclays Bank PLC, 8.55s, 2049
   (Banks and Finance)##                            $       1,040   $      1,158,967
British Sky Broadcasting Group, 8.2s, 2009
   (Media--Cable--Entertainment)                              890            919,201
Hanson PLC, 7.875s, 2010(Building)                            432            454,269
Orange PLC, 8.75s, 2006
   (Telecommunications)                                       750            815,715
Orange PLC, 9s, 2009
   (Telecommunications)                                     1,351          1,497,124
                                                                    ----------------
                                                                    $      4,845,276
                                                                    ----------------
     Total Foreign Bonds                                            $     12,803,379
                                                                    ----------------
MUNICIPAL BONDS -- 0.8%
UNITED STATES -- 0.8%
Montgomery County Maryland,
   5.25s, 2010                                      $         770   $        822,399
New Jersey Transport Trust Fund
   Authority, 5.5s, 2011                                      630            679,795
                                                                    ----------------
     Total Municipal Bonds                                          $      1,502,194
                                                                    ----------------
     Total Bonds
        (Identified Cost, $179,221,969)                             $    178,766,629

SHORT-TERM OBLIGATIONS -- 0.3%
American Express Credit Corp.,
   due 1/02/02                                      $          66   $         65,997
Edison Asset Securitization LLC,
   due 1/02/02                                                391            390,980
General Electric Capital Corp.,
   due 1/02/02                                                100             99,995
                                                                    ----------------
        Total Short-Term Obligations, at Amortized Cost             $        556,972
                                                                    ----------------
REPURCHASE AGREEMENT -- 0.1%
Goldman Sachs, dated 12/31/01,
   due 1/02/02, total to be received
   $177,009 (secured by various U.S.
   Treasury and Federal Agency
   obligations in a jointly traded account),
   at cost                                          $         177   $        177,000
     Total Investments
        (Identified Cost, $179,955,941)                             $    179,500,601
                                                                    ----------------
OTHER ASSETS,
   LESS LIABILITIES -- 0.8%                                                1,360,211
                                                                    ----------------
     Net Assets -- 100.0%                                           $    180,860,812
                                                                    ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2001

EMERGING MARKETS EQUITY SERIES

STOCKS -- 91.7%

ISSUER                                                    SHARES          VALUE
FOREIGN STOCKS -- 91.2%
AUSTRALIA -- 1.0%
Tabcorp Holdings Ltd. (Gaming)                             66,700   $        335,777
                                                                    ----------------
BRAZIL -- 5.4%
Aracruz Celulose S.A., (Forest &
   Paper Products)                                         28,810   $        523,766
Banco Itau S.A. (Banks and
   Credit Cos.)                                         3,962,100            301,988
Celular CRT Participacoes S.A.
   Preferred (Telecom-Wireless)*                                0                  5
Companhia Vale do Rio Doce,
   ADR (Metals and Minerals)                                2,820             66,580
ICN Pharmaceuticals, Inc.
   (Pharmaceuticals)                                        5,100            170,850
Itausa Investimentos Itau S.A.,
   Preferred (Conglomerate)                                73,942             69,490
Petroleo Brasileiro S.A.,
   ADR (Oil Services)                                      14,120            328,996
Votorantim Celulose e Papel S.A., ADR
   (Forest and Paper Products)*                            17,100            301,815
                                                                    ----------------
                                                                    $      1,763,490
                                                                    ----------------
CHILE -- 0.9%
Compania Cervecerias Unidas S.A., ADR
   (Food and Beverage Products)                             8,800   $        156,640
Distribucion y Servicio S.A.,
   ADR (Supermarkets)                                       5,650             74,015
Quinenco S.A., ADR (Conglomerate)*                         10,550             76,594
                                                                    ----------------
                                                                    $        307,249
                                                                    ----------------
CHINA -- 6.2%
Beijing Datang Power Generation Co. Ltd.
   (Utilities-Electric)                                 1,512,000   $        479,917
China Mobile (Hong Kong) Ltd.
   (Telecom-Wireless)                                     307,500          1,082,497
Huaneng Power International,
   Inc. (Energy)                                          290,000            174,797
Jiangsu Expressway Co. Ltd.
   (Transportation)                                       491,000            107,676
Zhejiang Expressway Co., Ltd.
   (Transportation)                                       690,000            169,898
                                                                    ----------------
                                                                    $      2,014,785
                                                                    ----------------
CROATIA -- 0.7%
Pliva d.d. Co., GDR (Medical and
   Health Products)                                        21,500   $        214,632
                                                                    ----------------

EGYPT -- 0.6%
Al Ahram Beverage Co. S.A., GDR
   (Food and Beverage Products)*                           13,500   $         95,850
Egypt Mobile Phone
   (Telecom-Wireless)*                                     14,600            106,586
                                                                    ----------------
                                                                    $        202,436
                                                                    ----------------
ESTONIA -- 0.6%
AS Eesti Telekom, GDR
   (Telecom-Wireline)                                      16,105   $        194,481
                                                                    ----------------
GREECE -- 0.6%
Hellenic Bottling Co. S.A. (Food and
   Beverage Products)                                      12,300   $        177,321
                                                                    ----------------
HONG KONG -- 2.4%
Cathay Pacific Airways Ltd. (Airlines)                    256,000   $        328,306
Hong Kong & China Gas Ltd.
   (Utilities-Gas)                                        158,000            194,521
Hong Kong Exchanges & Clearing Ltd.
   (Financial Institutions)                               106,000            161,088
Texwinca Holdings, Ltd.
   (Special Products and Services)                        216,000            103,186
                                                                    ----------------
                                                                    $        787,101
                                                                    ----------------
HUNGARY -- 0.9%
Magyar Tavkozlesi Rt., ADR
   (Telecom-Wireless)                                      10,765   $        182,897
OTP Bank Ltd. GDR
   (Banks and Credit Cos.)                                    140              8,400
OTP Bank Ltd. GRD
   (Banks and Credit Cos.)                                  1,900            114,000
                                                                    ----------------
                                                                    $        305,297
                                                                    ----------------
INDIA -- 2.9%
Hindustan Lever Ltd.
   (Consumer Products)                                     82,110   $        381,231
Housing Development Finance Corp., Ltd.
   (Financial Institutions)                                28,990            397,808
Mahanagar Telephone Nigam Ltd.,
   ADR (Telecom-Wireline)*                                 28,840            151,496
                                                                    ----------------
                                                                    $        930,535
                                                                    ----------------
INDONESIA -- 0.7%
PT Telekomunikasi Indonesia
   (Telecom-Wireline)                                     701,500   $        216,889
                                                                    ----------------
ISRAEL -- 1.6%
Check Point Software Technologies Ltd.
   (Internet)*                                              7,995   $        318,921
Partner Communications Co. Ltd.,
   ADR (Telecom-Wireless)*                                 28,860            197,691
                                                                    ----------------
                                                                    $        516,612
                                                                    ----------------
MEXICO -- 19.8%
America Movil  S.A. de C.V.
   (Telecom-Wireless)                                       8,400   $        163,632
Cemex S.A. (Construction Services)                         33,349            823,720
Coca-Cola Femsa S.A., ADR
   (Food and Beverage Products)                            16,450            330,152
Fomento Economico Mexicano S.A.
   (Food and Beverage Products)                            11,900            411,145
Grupo Aeroportuario del Sureste
   S.A. de C.V., ADR (Transportation)*                     55,060            847,924
Grupo Continential S.A.
   (Food and Beverage Products)                            90,860            134,114
Grupo Financiero Bancomer,
   S.A. de C.V. (Financial
   Institutions)*                                         448,600            409,557
Grupo Financiero Banorte
   S.A. de C.V. (Financial                                 40,300             84,557
   Institutions)*
Grupo Financiero Inbursa
   S.A. de C.V. (Financial                                 13,400             16,116
   Institutions)*
Grupo Financiero Inbursa
   S.A. de C.V. (Financial
   Institutions)*                                         115,700            137,889
Grupo Modelo S.A. de C.V.
   (Food and Beverage Products)                           199,530            447,448
Grupo Televisa S.A.,
   ADR (Entertainment)*                                     8,300            358,394
Telefonos de Mexico S.A.,
   ADR (Telecom-Wireline)                                  34,932          1,223,319
Transportation Maritima Mexicana
   S.A. de C.V. (Transportation)*                          28,030            274,694
Wal-Mart de Mexico "C"
   S.A. de C.V. (Retail)                                   21,800             51,247
Wal-Mart de Mexico
   S.A. de C.V. (Retail)*                                 272,410            744,615
                                                                    ----------------
                                                                    $      6,458,523
                                                                    ----------------
PANAMA -- 0.1%
Banco Latinoamericano de Exportaciones,
   S.A. (Banks and Credit Cos.)                             1,010   $         28,331
                                                                    ----------------
PERU -- 0.7%
Compania de Minas Buenaventura
   S.A., ADR (Metals and Mining)                           11,430   $        236,944
                                                                    ----------------

                                       18

ISSUER                                                    SHARES          VALUE
PHILIPPINES -- 0.7%
Bank of Philippine Islands
   (Banks and Credit Cos.)                                 95,150   $        106,339
San Miguel Corp., "B"
   (Food and Beverage Products)                           105,328            107,477
                                                                    ----------------
                                                                    $        213,816
                                                                    ----------------
RUSSIA -- 6.9%
AO Vimpelcom, ADR
   (Telecom-Wireless)*                                     13,290   $        346,204
JSC Mining and Smelting Co. Norilsk
  Nickel, ADR (Metals and Mining)*                         13,900            225,982
Lukoil, ADR (Oils)                                          3,940            193,035
Mobile Telesystems, ADR
   (Telecom-Wireless)*                                      9,610            342,693
RAO Unified Energy System, ADR
   (Utilities-Electric)                                    13,400            210,782
Siberian Oil Co. (Oils)                                    13,300             96,265
Surgutneftegaz, ADR (Oils)                                 11,190            175,012
Yukos, ADR (Oils)*                                          8,450            662,446
                                                                    ----------------
                                                                    $      2,252,419
                                                                    ----------------
SINGAPORE -- 1.5%
Singapore Airlines Ltd. (Airlines)                         84,000   $        500,542
                                                                    ----------------
SOUTH AFRICA -- 8.7%
African Bank Investments Ltd.
   (Financial Institutions)                               224,800   $        163,116
Anglo American PLC (Metals and Minerals),
   (Diversified Minerals)                                  54,000            817,071
BoE Ltd. (Financial Institutions)                         516,400            163,232
Impala Platinum Holdings Ltd.
   (Metals and Minerals)                                    9,440            442,633
Liberty Group Ltd. (Insurance)                             17,500             80,567
Lonmin PLC (Metals and Mining)*                            28,000            427,329
M-Cell Ltd. (Telecom-Wireless)*                           104,979            115,573
Remgro Ltd. (Conglomerate)                                 14,400             77,465
Sanlam Ltd. (Insurance)                                   107,700             82,639
Sappi Ltd., ADR (Forest
   & Paper Products)*                                      18,400            184,077
Sasol Ltd. (Oils)                                          30,880            271,456
                                                                    ----------------
                                                                    $      2,825,158
                                                                    ----------------
SOUTH KOREA -- 25.0%
Good Morning Securities Corp., Ltd.
   (Financial Institutions)                                74,200   $        327,880
Hanwha Chemical Corp. (Chemicals)*                         64,680            194,512
Kookmin Bank (Banks and Credit Cos.)                       18,921            722,874
Korea Telecom Corp. (Telecom-Wireline)                      7,046            270,002
Korea Tobacco & Ginseng Corp.,
   GDR (Tobacco)                                           45,430            340,725
Korean Air Co., Ltd. (Airlines)                            26,520            165,203
LG Chem Investment Ltd. (Chemicals)                        19,137            120,386
LG Chem Ltd. (Chemicals)*                                  12,697            211,860
LG Household & Healthcare Ltd.
   (Consumer Goods and Services)*                             200              4,434
LG Insurance Co., Ltd. (Insurance)                         27,490             88,576
Pohang Iron & Steel Co. Ltd. (Steel)                        1,880            175,957
Samsung Electronics Co., Ltd. (Electronics)                 8,920          1,909,229
Samsung Fire & Marine Insurance
   Co., Ltd. (Insurance)                                   37,790          1,623,506
Samsung Securities Co., Ltd.
   (Financial Institutions)                                14,820            544,025
Shinhan Financial Group Co., Ltd.
   (Financial Institutions)*                               13,870   $        186,742
SK Telecom Co., Ltd..
   (Telecom-Wireline)                                      20,588            418,554
South Korea Telecom Co., Ltd.
   (Telecom-Wireline)                                       4,060            834,737
                                                                    ----------------
                                                                    $      8,139,202
                                                                    ----------------
TAIWAN -- 1.5%
Fubon Insurance Co., GDR (Insurance)                       20,300   $        192,850
Siliconware Precision Industries Co.
   (Electronics)                                          325,000            287,751
                                                                    ----------------
                                                                    $        480,601
                                                                    ----------------
THAILAND -- 1.5%
Advanced Info Service Public Co.,
   Ltd. (Telecom-Wireless)*                               369,100   $        340,213
PTT Public Co. Ltd. (Oils)*                               178,300            139,140
                                                                    ----------------
                                                                    $        479,353
                                                                    ----------------
TURKEY -- 0.3%
Akbank T.A.S. (Banks and Credit Cos.)                  29,702,300   $         94,228
                                                                    ----------------
     Total Foreign Stocks                                           $     29,675,722
                                                                    ----------------

U.S. STOCKS -- 0.5%
METALS & MINERALS -- 0.5%
Freeport-McMoRan Copper
   & Gold, Inc.,*                                          12,200   $        163,358
                                                                    ----------------
     Total U.S. Stocks                                              $        163,358
                                                                    ----------------
     Total Stocks (Identified Cost, $28,606,479)                    $     29,839,080
                                                                    ----------------

CONVERTIBLE BOND -- 5.5%

                                                  PRINCIPAL AMOUNT
                                                    (000 OMITTED)
GRAND CAYMAN ISLANDS -- 4.2%
HMC Cayman Finance Co., 3s, 2003
   (Financial Institutions)                         $         980   $      1,026,550
IBK Cayman Finance Co., 1.5s, 2003
   (Finance Institutions)##                                   330            349,800
                                                                    ----------------
                                                                    $      1,376,350
                                                                    ----------------
THAILAND -- 1.3%
Acer Communications & Multimedia,
   Inc., 0s, 2006##
   (Computer Software-Systems)                      $         366   $        404,430
                                                                    ----------------
     Total Convertible Bond
        (Identified Cost, $1,704,992)                               $      1,780,780
                                                                    ----------------
SHORT-TERM OBLIGATIONS -- 0.2%
American Express Credit Corp.,
   due 1/02/02                                      $          34   $         33,998
General Electric Capital Corp.,
   due 1/02/02                                                 49             48,998
                                                                    ----------------
     Total Short-Term Obligations, at Amortized Cost                $         82,996
                                                                    ----------------
     Total Investments
        (Identified Cost, $30,394,467)                              $     31,702,856
                                                                    ----------------
OTHER ASSETS,
  LESS LIABILITIES -- 2.6%                                                   852,856
                                                                    ----------------
   Net Assets -- 100.0%                                             $     32,555,712
                                                                    ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2001

GLOBAL ASSET ALLOCATION SERIES

STOCKS -- 58.6%

ISSUER                                                     SHARES            VALUE
FOREIGN STOCKS -- 31.1%
AUSTRALIA -- 0.8%
QBE Insurance Group Ltd. (Insurance)*                     178,624   $        701,829
                                                                    ----------------
BERMUDA -- 0.7%
Ace Ltd. (Insurance)                                       13,400   $        538,010
Xl Capital Ltd. (Insurance)                                 1,300            118,768
                                                                    ----------------
                                                                    $        656,778
                                                                    ----------------
CANADA -- 1.2%
Barrick Gold Corp. (Mining)                                 6,900   $        110,055
BCE, Inc. (Telecommunications)                             22,555            510,179
Canadian National Railway Co. (Railroad)                    8,700            420,036
                                                                    ----------------
                                                                    $      1,040,270
                                                                    ----------------
DENMARK -- 0.6%
Danske Bank (Banks & Credit Cos.)                          31,800   $        510,336
                                                                    ----------------
FRANCE -- 4.4%
Aventis S.A. (Pharmaceuticals)                              5,520   $        391,752
Carrefour S.A. (Supermarket)                                9,500            493,716
Groupe Danone (Food &
  Beverage Products)                                        2,000            243,833
L'Air Liquide S.A. (Gas)                                    5,300            742,372
Sanofi-Synthelabo S.A. (Medical &
  Health Products)                                          9,900            738,279
Technip S.A. (Construction)                                 3,800            507,243
Total Fina Elf S.A., "B" (Oils)                             5,525            788,638
                                                                    ----------------
                                                                    $      3,905,833
                                                                    ----------------
GERMANY -- 1.1%
Linde AG (Engineering)                                     12,200   $        493,983
Munchener Ruckvers AG (Financial
  Services)                                                 1,700            461,338
                                                                    ----------------
                                                                    $        955,321
                                                                    ----------------
ITALY -- 0.1%
Snam Rete Gas S.p.A, (Gas)*                                45,400   $        119,992
                                                                    ----------------
JAPAN -- 3.1%
Asahi Breweries, Ltd. (Food &
  Beverage Products)                                       50,000   $        450,069
Canon, Inc. (Business Machines)                            22,000            757,520
Fast Retailing Co. (Retail)                                 1,600            142,434
Honda Motor Co., Ltd. (Automotive)                         14,000            559,016
NTT DoCoMo, Inc.
  (Telecommunications)                                         38            446,786
Shionogi & Co., Ltd. (Pharmaceuticals)                     14,000            239,426
The Nikko Securities Co., Ltd. (Finance)                   27,000            120,591
                                                                    ----------------
                                                                    $      2,715,842
                                                                    ----------------
NETHERLANDS -- 4.5%
Akzo Nobel N.V. (Chemicals)                                27,900   $      1,245,134
Elsevier N.V. (Publishing)                                 52,440            619,729
Koninklijke Philips Electronics
  N.V. (Electronics)                                       15,048            446,999
Libertel N.V. (Cellular Phones)*                           36,400            334,613
Royal Dutch Petroleum Co.,
  ADR (Oils)                                                9,900            485,298
Unilever N.V. (Consumer Products)                          11,900            697,339
Unilever N.V., NY Shares
  (Consumer Products)                                       2,000            115,220
                                                                    ----------------
                                                                    $      3,944,332
                                                                    ----------------
PORTUGAL -- 0.3%
Telecel Comunicacoes Pessoais, S.A.
  (Telecom-Wireless)                                       29,000   $        232,264
                                                                    ----------------
SINGAPORE -- 0.5%
DBS Group Holdings Ltd.
  (Financial Services)                                     65,000   $        485,916
                                                                    ----------------
SOUTH KOREA -- 1.4%
Korea Telecom Corp., ADR,
  (Telecom--Wireline)*                                      5,500   $        111,815
Samsung Electronics (Electronics)                           5,210          1,115,144
                                                                    ----------------
                                                                    $      1,226,959
                                                                    ----------------
SPAIN -- 1.1%
Gas Natural SDG S.A. (Gas)                                 22,200   $        369,433
Iberdrola S.A. (Utilities -- Electric)                     44,200            575,057
                                                                    ----------------
                                                                    $        944,490
                                                                    ----------------
SWEDEN -- 0.7%
Saab AB, "B" (Aerospace)                                   63,500   $        604,733
                                                                    ----------------
SWITZERLAND -- 3.6%
Converium Holdings AG,
  (Reinsurance)*                                            1,470   $         71,502
Nestle S.A. (Food & Beverage
  Products)*                                                1,050            224,037
Novartis AG (Medical &
  Health Products)                                         23,600            853,475
Swiss Reinsurance (Insurance)*                              4,320            434,838
Syngenta AG (Chemicals)*                                   29,591          1,533,859
                                                                    ----------------
                                                                    $      3,117,711
                                                                    ----------------
UNITED KINGDOM -- 6.4%
BOC Group PLC (Chemicals)*                                 31,500   $        485,324
CGNU PLC (Insurance)*                                      29,887            367,075
Diageo PLC (Food & Beverage
  Products)*                                              116,628          1,330,723
Glaxosmithkline, (Pharmaceuticals)                         18,300            458,302
NEXT PLC (Retail)                                          44,100            573,690
Reckitt Benckiser PLC, (Consumer
  Goods & Services)*                                       56,700             24,135
Reuters Group PLC
  (Business Services)                                      41,400            409,190
Standard Chartered PLC (Banks &
  Credit Cos.)                                             15,910            189,627
Vodafone Group PLC
  (Telecommunications)*                                   365,489            954,901
                                                                    ----------------
                                                                    $      5,592,967
                                                                    ----------------
SCOTLAND -- 0.6%
Royal Bank of Scotland Group PLC
 (Banks & Credit Cos.)*                                    21,284   $        517,255
                                                                    ----------------
Total Foreign Stocks                                                $     27,272,828
                                                                    ----------------

U.S. STOCKS -- 27.5%
AEROSPACE -- 0.4%
Boeing Co.                                                  2,500   $         96,950
General Dynamics Corp.                                      3,400            270,776
                                                                    ----------------
                                                                    $        367,726
                                                                    ----------------
AIRLINES -- 0.1%
Southwest Airlines Co.                                      3,000   $         55,440
                                                                    ----------------
AUTOMOTIVE -- 0.3%
AutoNation, Inc.*                                          12,300   $        151,659
Harley-Davidson, Inc.                                       2,010            109,163
                                                                    ----------------
                                                                    $        260,822
                                                                    ----------------
BANKS & CREDIT COS.-- 1.9%
Bank America Corp.                                          7,400   $        465,830
Comerica, Inc.                                              4,900            280,770
National City Corp.                                         8,400            245,616
PNC Financial Services Group Co.                            4,400            247,280
U.S. Bancorp                                               16,200            339,066
Washington Mutual, Inc.                                     3,000             98,100
                                                                    ----------------
                                                                    $      1,676,662
                                                                    ----------------

                                       20

ISSUER                                                     SHARES         VALUE
BUILDING MATERIALS -- 0.1%
Lafarge North America Inc.                                  1,500   $     56,355
                                                                    ------------
BUSINESS MACHINES -- 1.2%
Hewlett-Packard Co.                                        15,800   $    324,532
International Business Machines Corp.                       5,900        713,664
                                                                    ------------
                                                                    $  1,038,196
                                                                    ------------
BUSINESS SERVICES -- 0.5%
Automatic Data Processing, Inc.                             4,900   $    288,610
First Data Corp.                                            2,000        156,900
                                                                    ------------
                                                                    $    445,510
                                                                    ------------
CELLULAR PHONES -- 0.3%
Motorola, Inc.                                             18,700   $    280,874
                                                                    ------------
CHEMICALS -- 0.5%
Dow Chemical Co.                                            5,400   $    182,412
E.I. du Pont de Nemours & Co., Inc.                         6,400        272,064
                                                                    ------------
                                                                    $    454,476
                                                                    ------------
COAL -- 0.1%
Massey Energy Corp.                                         4,900   $    101,577
                                                                    ------------
COMPUTER HARDWARE -- SYSTEMS -- 0.4%
Dell Computer Corp.*                                       14,290   $    388,402
                                                                    ------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 1.0%
Microsoft Corp.*                                           13,270   $    879,403
                                                                    ------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.5%
CDW Computer Centers, Inc.*                                 3,400   $    182,614
Computer Associates International, Inc.                     8,400        289,716
                                                                    ------------
                                                                    $    472,330
                                                                    ------------
CONGLOMERATES -- 1.8%
General Electric Co.                                       25,620   $  1,026,850
Tyco International Ltd.                                     8,846        521,029
                                                                    ------------
                                                                    $  1,547,879
                                                                    ------------
CONSUMER GOODS & SERVICES -- 0.7%
Gillette Co.                                                7,910   $    264,194
Philip Morris Cos., Inc.                                    4,400        201,740
Procter & Gamble Co.                                        2,440        193,077
                                                                    ------------
                                                                    $    659,011
                                                                    ------------
ELECTRONICS -- 1.1%
Intel Corp.                                                18,270   $    574,591
Linear Technology Corp.                                     3,900        152,256
QLogic Corp.*                                               4,900        218,099
                                                                    ------------
                                                                    $    944,946
                                                                    ------------
ENTERTAINMENT -- 0.8%
AOL Time Warner, Inc.*                                     11,780   $    378,138
Harrah's Entertainment, Inc.*                               1,500         55,515
Viacom, Inc., "B"*                                          5,906        260,750
                                                                    ------------
                                                                    $    694,403
                                                                    ------------
FINANCIAL INSTITUTIONS -- 1.9%
Citigroup, Inc.                                            15,723   $    793,697
Federal National Mortgage Assn.                             3,490        277,455
 Federal Home Loan Corp.                                    3,430        224,322
 Lehman Brothers Holdings, Inc.                             3,900        260,520
Merrill Lynch & Co., Inc.                                   2,970        154,796
                                                                    ------------
                                                                    $  1,710,790
                                                                    ------------
FOOD & BEVERAGE PRODUCTS -- 1.0%
Anheuser-Busch Cos., Inc.                                   2,500   $    113,025
Coca-Cola Co.                                               5,900        278,185
PepsiCo, Inc.                                               4,484        218,326
Tyson Foods, Inc. Delaware                                 21,200        244,860
                                                                    ------------
                                                                    $    854,396
                                                                    ------------
FOOD PRODUCTS -- 0.2%
Sara Lee Corp.                                              6,900   $    153,387
                                                                    ------------
FOREST & PAPER PRODUCTS -- 0.2%
International Paper Co.                                     4,900   $    197,715
                                                                    ------------
INDUSTRIAL -- 0.1%
Rockwell International Corp.                                3,400   $     60,724
                                                                    ------------
INSURANCE -- 1.3%
Allstate Corp.                                              3,420   $    115,254
American International Group, Inc.                          7,840        622,496
Loews Corp.                                                 3,400        188,292
MetLife, Inc.                                               5,870        185,962
                                                                    ------------
                                                                    $  1,112,004
                                                                    ------------
MACHINERY -- 0.1%
Deere & Co.                                                 1,500   $     65,490
                                                                    ------------
MEDICAL & HEALTH PRODUCTS -- 3.0%
Boston Scientific Corp.*                                    8,900   $    214,668
Bristol-Myers Squibb Co.                                    8,400        428,400
Diagnostic Products Corp.                                   2,000         87,900
Eli Lilly & Co.                                             3,400        267,036
Johnson & Johnson Co.                                       7,400        437,340
Merck & Co., Inc.                                           6,900        405,720
Pfizer, Inc.                                               10,342        412,129
Schering Plough Corp.                                       9,800        350,938
                                                                    ------------
                                                                    $  2,604,131
                                                                    ------------
MEDICAL & HEALTH TECHNOLOGY
  SERVICES -- 0.5%
Davita, Inc.*                                               9,400   $    229,830
Edwards Lifesciences Corp.*                                 8,400        232,092
                                                                    ------------
                                                                    $    461,922
                                                                    ------------
METALS & MINERALS -- 0.1%
Alcoa, Inc.                                                1,500    $     53,325
                                                                    ------------
NATURAL GAS -- PIPELINE -- 0.2%
Kinder Morgan Energy Partners L.P.                          3,900   $    147,498
                                                                    ------------
OIL SERVICES -- 0.3%
El Paso Corp.                                               2,500   $    111,525
Halliburton Co.                                             8,900        116,590
                                                                    ------------
                                                                    $    228,115
                                                                    ------------
OILS -- 1.0%
ExxonMobil Corp.                                           14,770   $    580,461
GlobalSantaFe Corp.                                         9,900        282,348
                                                                    ------------
                                                                    $    862,809
                                                                    ------------
PHARMACEUTICALS -- 0.5%
Mylan Laboratories, Inc.                                    6,400   $    240,000
Sicor Inc.*                                                10,800        169,344
                                                                    ------------
                                                                    $    409,344
                                                                    ------------
POLLUTION CONTROL -- 0.1%
Republic Services, Inc.*                                    3,000   $     59,910
                                                                    ------------
PRINTING & PUBLISHING -- 0.2%
Gannett Co., Inc.                                           2,000   $    134,460
                                                                    ------------
RAILROAD -- 0.1%
Burlington Northern Santa
  Fe Railway Co.                                            3,500   $     99,855
                                                                    ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
Equity Office Properties Trust                              3,400   $    102,272
                                                                    ------------
RESTAURANTS & LODGING -- 0.1%
Tricon Global Restaurants, Inc.*                            2,500   $    123,000
                                                                    ------------
RETAIL -- 1.6%
Home Depot, Inc.                                            2,510   $    128,035
J.C. Penney Co., Inc.                                      10,800        290,520

                                       21

ISSUER                                                     SHARES        VALUE
Lowe's Cos., Inc.                                           3,000   $    139,230
Sears, Roebuck & Co.                                        2,000         95,280
Target Corp.                                                1,460         59,933
TJX Cos., Inc.                                              2,000         79,720
Wal-Mart Stores, Inc.                                      11,340        652,617
                                                                    ------------
                                                                    $  1,445,335
                                                                    ------------
SPECIAL PRODUCTS & SERVICES -- 0.2%
SPX Corp.*                                                  1,500   $    205,350
                                                                    ------------
SUPERMARKET -- 0.1%
Kroger Co.*                                                 5,400   $    112,698
                                                                    ------------
TELECOMMUNICATIONS -- 1.1%
AT&T Corp.                                                 10,800   $    195,912
Cox Communications, Inc.*                                   2,500        104,775
SBC Communications, Inc.                                    7,900        309,443
Verizon Communications, Inc.                                8,400        398,664
                                                                    ------------
                                                                    $  1,008,794
                                                                    ------------
TELECOMMUNICATIONS & CABLE -- 0.1%
Comcast Corp., "A"*                                         2,500   $     90,000
                                                                    ------------
TELECOM -- WIRELESS -- 0.5%
AT&T Wireless Services, Inc.*                              12,340   $    177,326
QUALCOMM, Inc.*                                             4,900        247,450
                                                                    ------------
                                                                    $    424,776
                                                                    ------------
UTILITIES -- ELECTRIC -- 0.6%
Calpine Corp.*                                              3,400   $     57,086
Exelon Corp.                                                4,900        234,612
Keyspan Corp.                                               2,000         69,300
Mirant Corp.*                                               2,500         40,050
PG&E Corp.*                                                 8,900        171,236
                                                                    ------------
                                                                    $    572,284
                                                                    ------------
UTILITIES -- GAS -- 0.3%
Williams Cos., Inc.                                         8,900   $    227,128
                                                                    ------------
UTILITIES -- TELEPHONE -- 0.3%
WorldCom, Inc.*                                            18,700   $    263,296
                                                                    ------------
    Total U.S. Stocks                                               $ 24,114,820
                                                                    ------------
    Total Stocks
      (Identified Cost, $50,589,411)                                $ 51,387,648
                                                                    ------------
BONDS -- 26.3%

                                                    PRINCIPAL AMOUNT
                                                     (000 OMITTED)
FOREIGN BONDS -- 10.7%
BULGARIA -- 0.2%
National Republic of
  Bulgaria, 4.563s, 2011                               $      210   $    182,596
                                                                    ------------
DOMINICAN REPUBLIC -- 0.2%
Dominican Republic, 9.5s, 2006                         $      160   $    163,200
                                                                    ------------
GERMANY -- 1.9%
Federal Republic of Germany,
4.75s, 2008                                            EUR  1,845   $  1,632,689
                                                                    ------------
GUATEMALA -- 0.2%
Republic of Guatemala, 10.25s, 2011                    $      175   $    184,625
                                                                    ------------
MEXICO -- 0.3%
United Mexican States, 8.375s, 2011                    $      138   $    142,830
United Mexican States, 11.5s, 2026                             90        113,733
                                                                    ------------
                                                                    $    256,563
                                                                    ------------
NETHERLANDS
United Pan Europe, 10.875s,
  2009 (Media-Cable)                                   $      325   $     42,250
                                                                    ------------
PANAMA -- 0.1%
Republic of Panama, 4.75s, 2014                        $      109   $     96,417
                                                                    ------------
PERU -- 0.3%
Republic of Peru, 4s, 2017                             $      312   $    222,074
                                                                    ------------
RUSSIA -- 0.3%
Russian Federation, 3s, 2008                           $      441   $    246,960
                                                                    ------------
SOUTH KOREA -- 0.2%
Hanvit Bank, 12.75s, 2010
  (Banks & Credit Cos.)                                $      180   $    200,700
                                                                    ------------
UNITED KINGDOM-- 7.0%
OTE PLC, 6.125s, 2007
  (Cellular Phones)                                    EUR    525   $    476,551
United Kingdom Treasury, 7.25s, 2007                   GBP  2,478      3,989,474
United Kingdom Treasury, 5.75s, 2009                        1,100      1,661,207
                                                                    ------------
                                                                    $  6,127,232
                                                                    ------------
       Total Foreign Bonds                                          $  9,355,306
                                                                    ------------
U.S. BONDS -- 15.6%
ADVERTISING & BROADCASTING -- 0.8%
Lin Television Corp., 8s, 2008                         $      675   $    680,063
                                                                    ------------
BUILDING -- 0.1%
American Standard, Inc., 7.375s, 2008                  $       65   $     65,000
                                                                    ------------
CONSUMER GOODS & SERVICES -- 0.7%
Kindercare Learning Centers,
  Inc., 9.5s, 2009                                     $      100   $     95,500
Simmons Co., 10.25s, 2009                                     350        353,500
Williams Scotsman, Inc., 9.875s, 2007                         200        193,000
                                                                    ------------
                                                                    $    642,000
                                                                    ------------
CONTAINERS -- 0.9%
Ball Corp., 8.25s, 2008                                $      250   $    263,750
Silgan Holdings, Inc., 9s, 2009                               500        505,000
                                                                    ------------
                                                                    $    768,750
                                                                    ------------
ENERGY -- 0.8%
P&L Coal Holdings Corp., 9.625s, 2008                  $      675   $    723,937
                                                                    ------------
ENERGY -- INDEPENDENT -- 0.7%
Chesapeake Energy Corp., 8.125s, 2011                  $      675   $    658,125
                                                                    ------------
ENERGY -- INTEGRATED -- 0.2%
Pemex Project Funding
  Master Trust, 9.125s, 2010                           $      137   $    145,220
                                                                    ------------
FOREST & PAPER PRODUCTS -- 0.1%
Gaylord Container Corp., 9.75s, 2007                   $      125   $    105,000
                                                                    ------------
GAMING -- 0.8%
Station Casinos, Inc., 8.375s, 2008                    $      675   $    684,281
                                                                    ------------
MEDIA -- CABLE -- 1.4%
Adelphia Communications
  Corp., 8.375s, 2008                                  $      675   $    617,625
Charter Communications Holdings,
  0s to 2004, 9.92s, 2011                                     900        648,000
                                                                    ------------
                                                                    $  1,265,625
                                                                    ------------
TELECOM -- WIRELESS -- 0.3%
Western Wireless Corp., 10.5s, 2007                    $      250   $    257,500
                                                                    ------------
TRANSPORTATION -- 0.8%
Kentucky Str Turnpike Authority
  Economic Development, 5.5s, 2010                     $      310   $    332,649
New Jersey Str Transport
  Trust Fund Authority, 5.5s, 2011                            305        329,107
                                                                    ------------
                                                                    $    661,756
                                                                    ------------
U.S. TREASURY OBLIGATIONS -- 8.0%
U.S. Treasury Notes, 5s, 2011                          $    7,070   $  7,043,487
     Total U.S.Bonds                                                $ 13,700,744
                                                                    ------------
     Total Bonds (Identified Cost, $23,420,050)                     $ 23,056,050
                                                                    ------------

                                       22

                                                           SHARES
PREFERRED STOCK -- 0.4%
UNITED STATES -- 0.4%
Primedia, Inc., 8.625%, (Media)*
  (Identified Cost, $742,500)                               7,500   $    345,000
                                                                    ------------
SHORT-TERM OBLIGATIONS -- 7.8%

                                                    PRINCIPAL AMOUNT
                                                      (000 OMITTED)
American Express Credit Corp.,
  due 1/02/02                                          $    1,252   $  1,251,938
Edison Asset Securitization LLC,
  due 1/02/02                                               1,875      1,874,905
General Electric Capital Corp.
  due 1/02/02                                               1,889      1,888,905
UBS Finance, Inc., due 1/02/02                              1,795      1,794,909
                                                                    ------------
Total Short-Term
  Obligations, at Amortized Cost                                    $  6,810,657
                                                                    ------------
REPURCHASE AGREEMENT -- 7.3%
Goldman Sachs, dated 12/31/01, due
  1/02/02, total to be received $6,422,639
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account), at cost                             $    6,422   $  6,422,000
                                                                    ------------
CALL OPTIONS PURCHASED -- 0.1%
                                                   PRINCIPAL AMOUNT
                                                     OF CONTRACTS
                                                     (000 OMITTED)
ISSUER/EXPIRATION MONTH/PRICE
Brazilian Real/April/2.54 (Premiums
  Paid, $93,470)                                       $    4,397   $     48,432
                                                                    ------------
PUT OPTIONS PURCHASED -- 0.1%
Brazilian Real/April/2.54 (Premiums
  Paid, $94,422)                                       $    4,397   $    121,859
                                                                    ------------
    Total Investments
      (Identified Cost, $88,172,510)                                $ 88,191,646
                                                                    ------------
PUT OPTIONS WRITTEN -- (0.1)%
Description/Expiration Month/Strike Price
Brazilian Real/April/2.54 (Premiums
  Received, $197,325)                                  BRL  4,397   $    (48,432)
                                                                    ------------
CALL OPTIONS WRITTEN -- (0.1)%
Brazilian Real/April/2.54 (Premiums
  Received, $31,849)                                   BRL  4,397   $   (121,859)
                                                                    ------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.4%)                                            (321,418)
                                                                    ------------
   Net Assets -- 100.0%                                             $ 87,699,937
                                                                    ============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2001

GLOBAL GOVERNMENTS SERIES

BONDS -- 78.6%

                                                 PRINCIPAL AMOUNT
                                                   (000 OMITTED)
ISSUER                                                                   VALUE
FOREIGN BONDS -- 52.0%
CANADA -- 3.7%
Government of Canada, 5.75s, 2006                      CAD    937   $    616,213
Government of Canada, 5.5s, 2009                            1,969      1,257,414
                                                                    ------------
                                                                    $  1,873,627
                                                                    ------------
DENMARK -- 1.9%
Kingdom of Denmark, 7s, 2007                           DKK  7,008   $    926,355
                                                                    ------------
GERMANY -- 24.2%
Federal Republic of Germany,
  6.75s, 2004                                          EUR  6,319   $  6,001,993
Federal Republic of Germany,
  4.5s, 2009                                                6,059      5,242,445
Federal Republic of Germany,
  4.75s, 2028                                               1,183        952,104
                                                                    ------------
                                                                    $ 12,196,542
                                                                    ------------
ITALY -- 8.9%
Republic of Italy, 5s, 2008                            EUR  4,991   $  4,475,987
                                                                    ------------
JAPAN -- 1.2%
International Bank For Reconstruction &
  Development, 5s, 2006
  (Banks and Credit Cos.)                              $      602   $    611,680
                                                                    ------------
SPAIN -- 3.7%
Government of Spain, 6s, 2008                          EUR  1,960   $  1,848,490
                                                                    ------------
SWEDEN -- 1.5%
Kingdom of Sweden, 6s, 2005                            SEK  2,100   $    207,979
Kingdom of Sweden, 5s, 2009                                 5,845        552,365
                                                                    ------------
                                                                    $    760,344
                                                                    ------------
UNITED KINGDOM -- 6.9%
United Kingdom Treasury,
  6.75s, 2004                                          GBP    713   $  1,085,600
United Kingdom Treasury,
  7.25s, 2007                                                 774      1,246,107
United Kingdom Treasury, 8s, 2015                             438        822,259
United Kingdom Treasury, 6s, 2028                             198        338,222
                                                                    ------------
                                                                    $  3,492,188
                                                                    ------------
Total Foreign Bonds                                                 $ 26,185,213
                                                                    ------------
U.S. BONDS -- 26.6%
U.S. Treasury Bonds, 6.25s, 2023                       $    1,439   $  1,522,419
U.S. Treasury Notes, 4.625s, 2006                           2,353      2,384,977
U.S. Treasury Notes, 6.125s, 2007                           7,560      8,127,000
U.S. Treasury Notes, 5.75s, 2010                            1,315      1,379,514
                                                                    ------------
     Total U.S.Bonds                                                $ 13,413,910
                                                                    ------------
     Total Bonds
       (Identified Cost, $40,828,225)                               $ 39,599,123
                                                                    ------------
SHORT-TERM OBLIGATIONS -- 21.0%
Federal Home Loan Bank Corp.,
  due 1/02/02                                          $    7,257   $  7,256,712
Federal Home Loan Mortgage Corp.,
  due 1/02/02                                               3,320      3,319,862
                                                                    ------------
    Total Short-Term Obligations, at Amortized cost                 $ 10,576,574
                                                                    ------------
    Total Investments
     (Identified Cost, $51,404,799)                                   50,175,697
                                                                    ------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.4%                                               182,746
                                                                    ------------
   Net Assets -- 100.0%                                             $ 50,358,443
                                                                    ============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2001

GLOBAL TOTAL RETURN SERIES

STOCKS -- 57.0%

ISSUER                                                   SHARES         VALUE
FOREIGN STOCKS -- 33.2%
AUSTRALIA -- 1.0%
Australia & New Zealand Banking
  Group Ltd. (Banks and Credit Cos.)*                      18,766   $    170,979
QBE Insurance Group Ltd. (Insurance)*                     138,254        543,212
Tabcorp Holdings Ltd. (Gaming)                             42,000        211,434
                                                                    ------------
                                                                    $    925,625
                                                                    ------------
BELGIUM -- 0.2%
Dexia (Banks and Credit Cos.)*                             12,400   $    178,211
                                                                    ------------
BERMUDA -- 1.2%
Tyco International Ltd. (Conglomerate)                     15,724   $    926,144
Xl Capital Ltd. (Insurance)                                 2,000        182,720
                                                                    ------------
                                                                    $  1,108,864
                                                                    ------------
BRAZIL -- 0.1%
Companhia de Bebidas das Americas,
  ADR (Food and Beverage Products)                          2,490   $     50,522
                                                                    ------------
CANADA -- 2.3%
BCE, Inc. (Telecom-Wireline)                               10,980   $    250,344
Canadian National Railway Co. (Railroad)                   23,635      1,141,098
Manitoba Telecom Services
  (Telecom-Wireline)                                       19,260        419,800
Quebecor World, Inc. (Printing and
  Publishing)                                              11,000        247,915
                                                                    ------------
                                                                    $  2,059,157
                                                                    ------------
DENMARK -- 0.8%
Danske Bank (Banks and Credit Cos.)                        41,860   $    671,781
                                                                    ------------
FRANCE -- 4.8%
Aventis S.A. (Medical and Health
  Products)                                                 7,920   $    562,078
Carrefour S.A. (Supermarket)                                7,200        374,185
Castorama Dubois Investissement
  S.A. (Retail)*                                            3,452        177,711
Sanofi-Synthelabo S.A. (Medical and
  Health Products)                                         11,940        890,409
Societe Television Francaise 1
  (Entertainment)                                          14,755        372,774
STMicroelectronics N.V. (Electronics)                       6,180        198,260
Suez S.A. (Water)                                           5,300        160,360
Technip S.A. (Construction)                                 3,410        455,184
Total Fina S.A., ADR (Oils)                                13,832        971,560
Vivendi Environnement (Utilities-Other)                     4,300        143,343
                                                                    ------------
                                                                    $  4,305,864
                                                                    ------------
GERMANY -- 1.5%
Bayerische Hypo-und Vereinsbank AG
  (Banks and Credit Cos.)                                   1,600   $     48,866
Deutsche Post AG (Special Products
  and Services)                                            20,200        269,460
Fresenius AG, Preferred (Medical and
  Health Products)                                          3,520        285,992
Linde AG (Industrial)                                       7,200        291,531
Muenchener Rueckver AG (Financial
  Institutions)                                             1,260        341,932
ProSieben Sat.1 Media AG, Preferred
  (Advertising and Broadcasting)                           10,800         55,263
Software AG (Computer Software)                             2,200         84,185
                                                                    ------------
                                                                    $  1,377,229
                                                                    ------------
HONG KONG -- 0.1%
China Mobile (Hong Kong) Ltd.
  (Telecom-Wireless)                                       29,000   $    102,089
                                                                    ------------
IRELAND -- 0.6%
Bank of Ireland (Banks and Credit Cos.)                    31,200   $    295,140
Jefferson Smurfit Group PLC (Forest
  and Paper Products)                                      92,100        199,891
                                                                    ------------
                                                                    $    495,031
                                                                    ------------
ITALY -- 0.9%
Assicurazioni Generali S.p.A. (Insurance)                  17,200   $    477,556
San Paolo IMI S.p.A.
  (Banks and Credit Cos.)                                  16,840        180,580
Snam Rete Gas S.p.A. (Utilities-Gas)*                      50,790        134,238
                                                                    ------------
                                                                    $    792,374
                                                                    ------------
JAPAN -- 3.2%
ASAHI Breweries, Ltd. (Food and
  Beverage Products)                                       18,000   $    162,025
Canon, Inc. (Special Products and
  Services)                                                16,000        550,924
Fast Retailing Co. (Retail)                                 1,300        115,728
Honda Motor Co., Ltd. (Automotive)                          5,000        199,649
Nissin Food Products Co., Ltd. (Food
  and Beverage Products)                                    7,400        144,633
NTT DoCoMo, Inc. (Telecom-Wireless)                            29        340,968
Secom Co., Ltd. (Consumer Goods
  and Services)                                            12,300        617,911
Shiseido Co. (Consumer Goods and
  Services)                                                37,000        342,090
Tokyo Gas Co. Ltd. (Utilities-Gas)                        153,000        410,009
                                                                    ------------
                                                                    $  2,883,937
                                                                    ------------
MEXICO -- 0.2%
Fomento Economico Mexicano S.A.
  (Food and Beverage Products)                              6,130   $    211,792
                                                                    ------------
NETHERLANDS -- 2.3%
Akzo Nobel N.V. (Chemicals)                                25,946   $  1,157,931
ING Groep N.V. (Financial Institutions)                     1,728         44,041
Koninklijke Ahold N.V. (Supermarket)*                      11,000        319,901
Koninklijke KPN N.V. (Telecom-Wireline)                    24,570        124,848
Royal Dutch Petroleum Co., ADR (Oils)                       2,699        132,305
Unilever N.V. (Food and Beverage Products)                  3,000        175,800
VNU N.V. (Printing and Publishing)*                         2,800         85,989
                                                                    ------------
                                                                    $  2,040,815
                                                                    ------------
PORTUGAL-- 0.1%
Electricidade De Portugal S.A.
  (Utilities-Electric)                                     35,900   $     77,952
                                                                    ------------
SOUTH KOREA -- 0.5%
Korea Telecom Corp., ADR
  (Telecom-Wireline)                                       13,860   $    281,774
Korea Tobacco & Ginseng Corp., GDR
  (Tobacco)##                                              13,890        104,175
Samsung Electronics Co. (Electronics)##                       700         81,200
                                                                    ------------
                                                                    $    467,149
                                                                    ------------
SPAIN -- 2.3%
Altadis S.A. (Tobacco)                                     52,500   $    892,347
Gas Natural SDG S.A. (Utilities-Gas)                       17,800        296,212
Iberdrola S.A. (Utilities-Electric)                        65,200        848,274
                                                                    ------------
                                                                    $  2,036,833
                                                                    ------------
SWEDEN -- 0.2%
Saab AB, "B" (Aerospace)                                    9,415   $     89,662
Securitas AB (Consumer Goods
  and Services)                                             6,200        118,090
                                                                    ------------
                                                                    $    207,752
                                                                    ------------
SWITZERLAND -- 2.6%
Converuim Holding AG (Insurance)*                           1,330   $     64,692
Nestle S.A. (Food and Beverage Products)*                   2,990        637,972
Novartis AG (Medical and Health Products)                  15,700        567,778
Swiss Re (Insurance)*                                       1,840        185,209
Syngenta AG (Chemicals)                                    13,942        722,688
Synthes-Stratec, Inc. (Medical and
  Health Products)*##                                         200        137,800
                                                                    ------------
                                                                    $  2,316,139
                                                                    ------------

                                       24

ISSUER                                                    SHARES             VALUE
UNITED KINGDOM -- 8.3%
BP Amoco PLC, ADR (Oils)                                   10,982        $    510,773
BT Group PLC (Telecom-Wireline)*                           12,598              46,327
CGNU PLC (Insurance)*                                      49,739             610,899
Chubb Corp. (Electronics)                                  33,520              83,801
Diageo PLC (Food and Beverage Products)*                  111,811           1,275,762
GlaxoSmithKline PLC (Medical and
  Health Products)                                          6,300             157,776
GlaxoSmithKline PLC, ADR (Medical and
  Health Products)                                          5,200             259,064
HBOS PLC (Bank and Credit Cos.)                             3,900              45,123
HSBC Holdings PLC (Banks and
  Credit Cos.)*                                             4,820              56,467
Lloyds TSB Group PLC (Banks and
  Credit Cos.)*                                            23,500             254,813
Matalan PLC (Apparel and Textiles)                          9,500              48,329
National Grid Group PLC (Utilites-Electric)                26,300             163,612
Next PLC (Retail)                                          42,800             556,778
Reckitt Benckiser PLC (Consumer Goods
  and Services)*                                           40,775             592,665
Reed International PLC (Printing and
  Publishing)                                              64,300             532,723
Royal Bank of Scotland PLC (Banks and
  Credit Cos.)*                                            13,751             334,184
Scottish Power PLC (Utilities-Electric)*                    7,700              42,529
Smith & Nephew PLC (Medical and
  Health Products)*                                        13,262              79,997
Standard Chartered PLC (Banks and
  Credit Cos.)                                             28,120             335,154
Tesco PLC (Food and Beverage Products)*                    71,800             259,860
Unilever PLC (Food and Beverage
  Products)                                                27,900             228,717
Vodafone Group PLC (Telecom-Wireless)                     378,104             987,860
                                                                         ------------
                                                                         $  7,463,213
                                                                         ------------
   Total Foreign Stocks                                                  $ 29,772,329
                                                                         ------------
U.S. STOCKS -- 23.8%
ADVERTISING & BROADCASTING -- 0.5%
Omnicom Group, Inc.                                         4,665        $    416,818
                                                                         ------------
AEROSPACE -- 0.1%
Northrop Grumman Corp.                                      1,000        $    100,810
                                                                         ------------
AUTOMOTIVE -- 0.1%
Visteon Corp.                                               7,480        $    112,499
                                                                         ------------
BANKS & CREDIT COS. -- 0.9%
Bank America Corp.                                          8,300        $    522,485
Comerica, Inc.                                              2,000             114,600
FleetBoston Financial Corp.                                 4,100             149,650
                                                                         ------------
                                                                         $    786,735
                                                                         ------------
BUILDING -- 0.4%
American Standard Cos., Inc.*                               5,840        $    398,463
                                                                         ------------
BUSINESS MACHINES -- 1.0%
International Business Machines Corp.                       7,190        $    869,702
                                                                         ------------
BUSINESS SERVICES -- 0.1%
ARAMARK Corp.*                                                200        $      5,380
Automatic Data Processing, Inc.                             1,700             100,130
                                                                         ------------
                                                                         $    105,510
                                                                         ------------

COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 0.5%
Hewlett-Packard Co.                                        21,430        $    440,172
                                                                         ------------
CONGLOMERATES -- 0.4%
General Electric Co.                                        8,800        $    352,704
                                                                         ------------
CONSUMER GOODS & SERVICES -- 2.8%
Avon Products, Inc.                                         2,950        $    137,175
Colgate-Palmolive Co.                                       2,400             138,600
Gillette Co.                                                7,400             247,160
Kimberly-Clark Corp.                                        1,600              95,680
Nike, Inc., "B"                                             2,400             134,976
Philip Morris Cos., Inc.                                   27,346           1,253,814
Procter & Gamble Co.                                        6,000             474,780
                                                                         ------------
                                                                         $  2,482,185
                                                                         ------------
ELECTRONICS -- 0.1%
Novellus Systems, Inc.*                                     1,300        $     51,285
                                                                         ------------
ENTERTAINMENT -- 0.1%
Comcast Corp., "A"*                                         2,400        $     86,400
                                                                         ------------
FINANCIAL INSTITUTIONS -- 1.9%
Federal Home Loan Corp.                                     9,863        $    645,040
Federal National Mortgage Assn                              2,430             193,185
Goldman Sachs Group, Inc.                                   1,100             102,025
Household International, Inc.                               4,200             243,348
Merrill Lynch & Co., Inc.                                   6,470             337,217
PNC Financial Services Group Co.                            3,950             221,990
                                                                         ------------
                                                                         $  1,742,805
                                                                         ------------
FOOD & BEVERAGE PRODUCTS -- 1.2%
Anheuser-Busch Cos., Inc.                                  22,600        $  1,021,746
Kellogg Co.                                                 2,900              87,290
                                                                         ------------
                                                                         $  1,109,036
                                                                         ------------
FOREST & PAPER PRODUCTS -- 0.1%
International Paper Co.                                     2,600        $    104,910
                                                                         ------------

INDUSTRIAL CHEMICALS -- 1.0%
Air Products & Chemicals, Inc.                              9,400        $    440,954
Praxair, Inc.                                               8,385             463,271
                                                                         ------------
                                                                         $    904,225
                                                                         ------------

INSURANCE -- 3.8%
AFLAC, Inc.                                                 8,760        $    215,146
American International Group, Inc.                          9,700             770,180
Arthur J. Gallagher & Co.                                   8,000             275,920
CIGNA Corp.                                                 2,300             213,095
MetLife, Inc.                                              23,150             733,392
Principal Financial Group, Inc.*                            2,580              61,920
Prudential Financial Inc.*                                    350              11,616
St. Paul Cos., Inc.                                        18,650             820,040
Willis Group Holdings Ltd.*                                12,400             292,020
                                                                         ------------
                                                                         $  3,393,329
                                                                         ------------

MACHINERY -- 0.3%
Deere & Co.                                                 6,430        $    280,734
                                                                         ------------
MANUFACTURING -- 0.7%
Minnesota Mining & Manufacturing Co.                        5,100        $    602,871
                                                                         ------------
MEDICAL & HEALTH PRODUCTS -- 3.1%
American Home Products Corp.                               15,730        $    965,193
Bristol-Myers Squibb Co.                                    3,400             173,400
Eli Lilly & Co.                                            12,900           1,013,166
Johnson & Johnson Co.                                       5,900             348,690
Merck & Co., Inc.                                           2,300             135,240
Pfizer, Inc.                                                2,400              95,640
Stryker Corp.                                                 900              52,533
                                                                         ------------
                                                                         $  2,783,862
                                                                         ------------
MEDICAL & HEALTH TECHNOLOGY
SERVICES -- 0.2%
IMS Health, Inc.                                            5,700        $    111,207
Lincare Holdings, Inc.*                                     1,700              48,705
                                                                         ------------
                                                                         $    159,912
                                                                         ------------
METALS & MINERALS -- 0.6%
Alcoa, Inc.                                                15,260        $    542,493
                                                                         ------------

                                       25

ISSUER                                                    SHARES             VALUE
NATURAL GAS -- PIPELINE -- 0.3%
El Paso Corp.                                               3,700        $    165,057
National Fuel Gas Co.                                       4,000              98,800
                                                                         ------------
                                                                         $    263,857
                                                                         ------------
OIL SERVICES -- 0.3%
GlobalSantaFe Corp.                                         1,990        $     56,755
Halliburton Co.                                             8,360             109,516
Transocean Sedco Forex, Inc.                                1,700              57,494
                                                                         ------------
                                                                         $    223,765
                                                                         ------------
OILS -- 0.9%
Exxon Mobil Corp.                                          16,242        $    638,311
Occidental Petroleum Corp.                                  5,500             145,915
                                                                         ------------
                                                                         $    784,226
                                                                         ------------
PRINTING & PUBLISHING -- 0.1%
McGraw-Hill Cos., Inc.                                      1,650        $    100,617
                                                                         ------------
RETAIL -- 1.0%
Costco Wholesale Corp.*                                     1,400        $     62,132
Lowe's Cos., Inc.                                           6,000             278,460
Sears, Roebuck & Co.                                        5,600             266,784
Target Corp.                                                7,900             324,295
                                                                         ------------
                                                                         $    931,671
                                                                         ------------
SUPERMARKET -- 0.4%
Kroger Co.*                                                 4,500        $     93,915
Safeway, Inc.*                                              6,260             261,355
                                                                         ------------
                                                                         $    355,270
                                                                         ------------
TELECOM -- WIRELINE -- 0.4%
SBC Communications, Inc.                                    2,300        $     90,091
Sprint Corp.                                                4,300              86,344
Verizon Communications                                      3,200             151,872
                                                                         ------------
                                                                         $    328,307
                                                                         ------------
TRANSPORTATION -- 0.1%
United Parcel Service, Inc.                                 2,100        $    114,450
                                                                         ------------
UTILITIES -- ELECTRIC -- 0.1%
Calpine Corp.*                                              4,300        $     72,197
NiSource, Inc.                                              2,200              50,732
                                                                         ------------
                                                                         $    122,929
                                                                         ------------
UTILITIES -- TELEPHONE -- 0.3%
BellSouth Corp.                                             7,400        $    282,310
                                                                         ------------
    Total U.S. Stocks                                                    $ 21,334,862
                                                                         ------------
    Total Stocks (Identified Cost, $49,491,581)                          $ 51,107,191
                                                                         ------------
BONDS -- 36.6%

                                                    PRINCIPAL  AMOUNT
                                                      (000 OMITTED)
U.S. BONDS -- 20.5%
U.S. TREASURY OBLIGATIONS -- 20.5%
U.S. Treasury Bonds, 6.25s, 2023                          $ 3,100        $  3,279,707
U.S. Treasury Notes, 4.625s, 2006                           1,945           1,971,432
U.S. Treasury Notes, 6.125s, 2007                          10,733          11,537,975
U.S. Treasury Notes, 5.75s, 2010                            1,547           1,622,896
                                                                         ------------
     Total U.S.Bonds                                                     $ 18,412,010
                                                                         ------------

FOREIGN BONDS -- 16.1%
CANADA -- 1.1%
Government of Canada, 5.75s, 2006                      CAD    305        $    200,582
Government of Canada, 5.5s, 2009                            1,251             798,895
                                                                         ------------
                                                                         $    999,477
                                                                         ------------
DENMARK -- 1.2%
Kingdom of Denmark, 7s, 2007                           DKK  8,363        $  1,105,466
                                                                         ------------
GERMANY -- 6.2%
Federal Republic of Germany,
  4.75s, 2008                                          EUR  1,120        $    991,117
Federal Republic of Germany, 4.5s, 2009                     5,289           4,576,216
                                                                         ------------
                                                                         $  5,567,333
                                                                         ------------
ITALY -- 1.4%
Republic of Italy, 5s, 2008                            EUR  1,415        $  1,268,988
                                                                        ------------
JAPAN -- 1.4%
International Bank For Reconstruction
  & Development (Banks and Credit
  Cos.), 5s, 2006                                         $ 1,226        $  1,245,714
                                                                         ------------
NEW ZEALAND -- 0.8%
Government of New Zealand,
  7s, 2009 NZD                                              1,717        $    725,533
                                                                         ------------
SWEDEN -- 0.5%
Kingdom of Sweden, 6s, 2005                            SEK  1,100        $    108,941
Kingdom of Sweden, 5s, 2009                                 3,050             288,232
                                                                         ------------
                                                                         $    397,173
                                                                         ------------
UNITED KINGDOM -- 3.5%
United Kingdom Treasury,
  6.75s, 2004                                          GBP  2,025        $  3,083,225
                                                                         ------------
    Total Foreign Bonds                                                  $ 14,392,909
                                                                         ------------
    Total Bonds (Identified Cost, $33,348,855)                           $ 32,804,919
                                                                         ------------

                                                          SHARES
WARRANTS
FOREIGN STOCKS
Vivendi Environnement (Utilities-Other)*,
  (Identified Cost, $0)                                     4,300        $      1,760
                                                                         ------------

                                                 PRINCIPAL AMOUNT
                                                  (000 OMITTED)
SHORT-TERM OBLIGATIONS -- 4.9%
American Express Credit Corp.,
  due 1/02/02                                             $   318        $    317,984
Edison Asset Securitization LLC,
  due 1/02/02+                                              1,912           1,911,903
General Electric Capital Corp., due 1/02/02                   478             477,976
UBS Finance, Inc., due 1/02/02                              1,710           1,709,914
                                                          -------        ------------

    Total Short-Term Obligations,
     at Amortized Cost                                                   $  4,417,777
                                                                         ------------

REPURCHASE AGREEMENT -- 0.9%
Goldman Sachs dated 12/31/01 due
  01/02/02, total to be received $840,084
  (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly
  traded account), at Cost                                $   840        $    840,000
                                                                         ------------

    Total Investments
     (Identified Cost, $88,153,061)                                      $ 89,171,647
                                                                         ------------
OTHER ASSETS,
 LESS LIABILITIES -- 0.6%                                                     503,271
                                                                         ------------
   Net Assets -- 100.0%                                                  $ 89,674,918
                                                                         ============

          See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2001

GOVERNMENT SECURITIES SERIES

BONDS -- 96.6%

                                                                   PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)        VALUE
U.S. GOVERNMENT AGENCIES -- 71.8%
Aid to Israel, 5.625s, 2003                                           $    2,000   $     2,082,540
Aid to Lebanon, 7.62s, 2009                                                7,122         7,743,363
Aid to Peru, 9.98s, 2008                                                   3,821         4,421,420
Empresa Energetica Cornito
   Ltd., 6.07s, 2010                                                       9,930        10,099,803
Federal Home Loan Bank,
   7.5s, 2027                                                              1,549         1,599,891
Federal Home Loan Bank,
   6.5s, 2029                                                             40,791        40,897,389
Federal Home Loan Bank,
   7s, 2030                                                               10,277        10,490,829
Federal Home Loan Mortgage Corp.,
   6.625s, 2009                                                           17,500        18,645,725
Federal Home Loan Mortgage Corp.,
   6.5s, 2029                                                              4,000         4,010,653
Federal National Mortgage Assn.,
   6.75s, 2003                                                             5,038         5,162,811
Federal National Mortgage Assn.,
   6.5s, 2004                                                              3,000         3,196,410
Federal National Mortgage Assn.,
   7.27s, 2005                                                             5,792         6,139,545
Federal National Mortgage Assn.,
   5.5s, 2006                                                              5,000         5,151,550
Federal National Mortgage Assn.,
   6s, 2008                                                               20,000        20,781,200
Federal National Mortgage Assn.,
   6.722s, 2011                                                              773           776,625
Federal National Mortgage Assn.,
   7.5s, 2015                                                              5,414         5,674,818
Federal National Mortgage Assn.,
   6s, 2016                                                               23,992        24,094,555
Federal National Mortgage Assn.,
   6.5s, 2016                                                             19,905        20,325,946
Federal National Mortgage Assn.,
   7.5s, 2017                                                                  2             2,351
Federal National Mortgage Assn.,
   6.722s, 2020                                                               24            23,626
Federal National Mortgage Assn.,
   7.5s, 2022                                                                 42            43,186
Federal National Mortgage Assn.,
   7.5s, 2023                                                                 15            15,602
Federal National Mortgage Assn.,
   7.5s, 2024                                                                162           167,075
Federal National Mortgage Assn.,
   7.5s, 2025                                                                 36            37,155
Federal National Mortgage Assn.,
   6.5s, 2027                                                             13,605        13,622,609
Federal National Mortgage Assn.,
   7.5s, 2027                                                                103           106,716
Federal National Mortgage Assn.,
   7.5s, 2028                                                                628           648,356
Federal National Mortgage Assn.,
    7.5s, 2029                                                            16,834        17,381,454
Federal National Mortgage Assn.,
    7.5s, 2030                                                            12,877        13,296,384
Federal National Mortgage Assn.,
   6.5s, 2031                                                             73,803        73,896,914
Federal National Mortgage Assn.,
   7.5s, 2031                                                              4,244         4,381,873
Financing Corp., 9.4s, 2018                                                4,845         6,449,906
Financing Corp., 9.8s, 2018                                                7,760        10,659,059
Financing Corp., 10.35s, 2018                                              5,100         7,317,684
Government National Mortgage Assn.,
   6.5s, 2003                                                                  3             3,407
Government National Mortgage Assn.,
    12.25s, 2015                                                               3             2,936
Government National Mortgage Assn.,
   8.5s, 2022                                                              3,485         3,696,357
Government National Mortgage Assn.,
   7.5s, 2023                                                                676           704,966
Government National Mortgage Assn.,
   6.5s, 2024                                                                 28            28,469
Government National Mortgage Assn.,
   7.5s, 2024                                                              1,337         1,394,848
Government National Mortgage Assn.,
   7.5s, 2025                                                              8,544         8,850,530
Government National Mortgage Assn.,
   6.5s, 2026                                                                454           456,631
Government National Mortgage Assn.,
   7s, 2026                                                                2,070         2,118,138
Government National Mortgage Assn.,
   7.5s, 2026                                                              1,712         1,773,339
Government National Mortgage Assn.,
   8s, 2026                                                                  244           255,828
Government National Mortgage Assn.,
   7s, 2027                                                                2,393         2,448,849
Government National Mortgage Assn.,
   7.5s, 2027                                                              4,223         4,374,258
Government National Mortgage Assn.,
   8s, 2027                                                                2,487         2,605,997
Government National Mortgage Assn.,
   6.5s, 2028                                                             27,179        27,336,682
Government National Mortgage Assn.,
   7s, 2028                                                               11,122        11,382,433
Government National Mortgage Assn.,
   7s, 2029                                                                8,175         8,366,542
Government National Mortgage Assn.,
   7s, 2030                                                               38,000        38,771,780
Government National Mortgage Assn.,
   8s, 2030                                                                4,515         4,730,901
Resolution Funding Corp.,
   8.875s, 2020                                                            6,000         7,848,720
Small Business Administration,
   8.4s, 2007                                                                179           193,499
Small Business Administration,
   9.65s, 2007                                                                89            98,462
Small Business Administration,
   8.7s, 2009                                                              1,288         1,415,382
Small Business Administration,
   9.05s, 2009                                                               111           121,834
Small Business Administration,
   10.05s, 2009                                                              179           200,602
Small Business Administration,
   6.34s, 2021                                                             3,928         3,979,058
Small Business Administration,
   6.35s, 2021                                                             4,884         4,953,609
Small Business Administration,
   6.44s, 2021                                                             4,927         5,014,945
Small Business Administration,
   6.625s, 2021                                                            5,000         5,139,805
Tennessee Valley Authority, 0s, 2042                                      12,500         6,654,875
U.S. Department of Housing &
  Urban Development, 6.83s, 2003                                           8,025         8,455,140
U.S. Department of Housing &
  Urban Development, 6.36s, 2016                                           6,000         5,983,125
U.S. Department of Housing &
  Urban Development, 6.59s, 2016                                           5,744         5,757,786
U.S. Department of Veterans Affairs,
  7.5s, 2009                                                               6,812         7,129,167
                                                                                   ---------------
                                                                                   $   521,593,923
                                                                                   ---------------

                                       27

                                                                     PRINCIPAL AMOUNT
ISSUER                                                                 (000 OMITTED)       VALUE
U.S. TREASURY OBLIGATIONS -- 24.8%
U.S. Treasury Bonds, 11.875s, 2003                                    $   18,000   $    20,896,920
U.S. Treasury Bonds, 10.375s, 2012                                        11,300        14,478,125
U.S. Treasury Bonds, 12s, 2013                                            29,000        40,459,640
U.S. Treasury Bonds, 9.875s, 2015                                         30,020        42,440,775
U.S. Treasury Bonds, 6.875s, 2025                                         36,500        41,621,315
U.S. Treasury Bonds, 6.125s, 2029                                         11,317        11,978,366
U.S. Treasury Bonds, 5.375s, 2031                                          5,400         5,321,538
U.S. Treasury Notes, 5s, 2011                                              2,700         2,691,549
                                                                                   ---------------
                                                                                   $   179,888,228
                                                                                   ---------------
     Total Bonds (Identified Cost, $694,106,033)                                   $   701,482,151
                                                                                   ---------------
REPURCHASE AGREEMENT -- 2.1%
Merrill Lynch & Co., Inc., dated 12/31/01,
   due 1/02/02, total to be recieved
   $15,326,533 (secured by various U.S.
   Treasury and Federal Agency
   obligations in a jointly traded account),
   at Cost                                                            $   15,325   $    15,325,000
                                                                                   ---------------
     Total Investments
        (Identified Cost, $709,431,033)                                            $   716,807,151
                                                                                   ---------------
OTHER ASSETS,
 LESS LIABILITIES -- 1.3%                                                                9,533,740
                                                                                   ---------------
Net Assets -- 100.0%                                                               $   726,340,891
                                                                                   ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2001

HIGH YIELD SERIES

BONDS -- 84.4%

                                                                PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
U.S. BONDS -- 79.1%
ADVERTISING & BROADCASTING -- 8.4%
Acme Television LLC,
   10.875s, 2004                                                       $     795         $      763,200
Allbritton Communications Co.,
   9.75s, 2007                                                             1,300              1,358,500
Benedek Communications Corp.,
   13.25s, 2006**                                                          1,830              1,299,300
CD Radio, Inc., 14.5s, 2009                                                  600                330,000
Chancellor Media Corp.,
   8.75s, 2007                                                               650                679,250
Chancellor Media Corp.,
   8s, 2008                                                                2,995              3,114,800
Echostar Broadband Corp.,
   10.375s, 2007                                                           3,050              3,194,875
Echostar DBS Corp.,
   9.375s, 2009                                                            2,240              2,296,000
Emmis Communications,
   0s to 2006, 12.5s to 2011                                               3,440              2,081,200
Fox/Liberty Networks LLC, Inc.,
   8.875s, 2007                                                            1,080              1,123,200
Granite Broadcasting Corp.,
   10.375s, 2005                                                             494                434,720
Granite Broadcasting Corp.,
   8.875s, 2008                                                              240                192,000
LIN Holdings Corp.,
   0s to 2003, 10s to 2008                                                 3,910              2,502,400
Lin Television Corp., 8s,
   2008##                                                                    960                967,200
Paxson Communications Corp.,
   10.75s, 2008##                                                          1,690              1,772,387
Pegasus Communications Corp.,
   12.5s, 2007                                                             1,450              1,464,500
Primedia, Inc., 8.875s,
   2011##                                                                  1,625              1,462,500
Radio One, Inc., 8.875s,
   2011##                                                                  1,170              1,205,100
Spanish Broadcasting Systems, Inc.,
   9.625s, 2009                                                            1,550              1,534,500
World Color Press, Inc., 7.75s,
   2009                                                                      700                662,907
XM Satellite Radio, Inc., 14s,
   2010                                                                    1,030                814,988
Young Broadcasting, Inc.,
   8.75s, 2007                                                             1,000                912,500
Young Broadcasting, Inc.,
   8.5s, 2008                                                              1,750              1,758,750
                                                                                         --------------
                                                                                         $   31,924,777
                                                                                         --------------
AEROSPACE -- 1.5%
Alliant Techsystems, Inc.,
   8.5s, 2011                                                              1,655              1,721,200
Argo Tech Corp.,
   8.625s, 2007                                                              520                332,800
K & F Industries, Inc.,
   9.25s, 2007                                                             2,305              2,247,375
L-3 Communications Corp.,
   8s, 2008                                                                  800                818,000
L-3 Communications Corp.,
   8.5s, 2008                                                                475                494,594
Stellex Industries, Inc.,
   9.5s, 2007                                                                530                 13,250
                                                                                         --------------
                                                                                         $    5,627,219
                                                                                         --------------

                                       28

                                                                   PRINCIPAL AMOUNT
ISSUER                                                                (000 OMITTED)              VALUE
AIRLINES -- 0.1%
Airplane Pass-Through Trust,
   10.875s, 2019+                                                      $     691         $      278,616
                                                                                  ---------------------
APPAREL & TEXTILES -- 0.4%
Synthetic Industries, Inc.,
   13s, 2008                                                           $   1,525         $      457,500
Westpoint Stevens, Inc.,
   7.875s, 2005                                                            2,900                933,600
                                                                                  ---------------------
                                                                                         $    1,391,100
                                                                                  ---------------------
AUTOMOTIVE -- 2.0%
American Axle & Manufacturing, Inc.,
   9.75s, 2009                                                         $   1,640         $    1,681,000
Collins & Aikman Products Co.,
   10.75s, 2011                                                              650                651,625
Dura Operating Corp.,
   9s, 2009                                                                1,040                977,600
Hayes Lemmerz International, Inc.,
   11.875s, 2006##**                                                       1,055                495,850
Hayes Wheels International, Inc.,
   9.125s, 2007**                                                            950                 42,750
Lear Corp., 8.11s,
   2009                                                                    1,665              1,703,645
Navistar International Corp.,
   9.375s, 2006                                                            1,695              1,779,750
Oxford Automotive, Inc.,
   10.125s, 2007                                                              25                  2,750
Venture Holdings,
   9.5s, 2005                                                                330                250,800
                                                                                  ---------------------
                                                                                         $    7,585,770
                                                                                  ---------------------
BIOTECHNOLOGY -- 0.9%
Alliance Imaging, Inc.,
   10.375s, 2011                                                       $   1,250         $    1,325,000
Fisher Scientific International, Inc.,
   9s, 2008                                                                2,020              2,070,500
                                                                                  ---------------------
                                                                                         $    3,395,500
                                                                                  ---------------------
BUILDING -- 3.7%
AAF--McQuay, Inc.,
   8.875s, 2003                                                        $     250         $      249,375
American Standard, Inc.,
   7.125s, 2003                                                              955                969,325
American Standard, Inc.,
   7.375s, 2008                                                            2,710              2,710,000
American Standard, Inc.,
   7.625s, 2010                                                              410                410,000
Atrium Cos, Inc.,
   10.5s, 2009                                                             1,755              1,614,600
Building Materials Corp. of America,
   7.75s, 2005                                                             1,500              1,260,000
Building Materials Corp. of America,
   8.625s, 2006                                                              140                114,625
Building Materials Corp. of America,
   8s, 2007                                                                1,750              1,334,375
Formica Corp., 10.875s,
   2009                                                                    1,310                393,000
MMI Products, Inc.,
   11.25s, 2007##                                                          1,600              1,476,000
MMI Products, Inc.,
   13s, 2007+                                                                625                601,563
Nortek, Inc., 9.25s,
   2007                                                                    1,955              1,994,100
Nortek, Inc., 8.875s,
   2008                                                                      915                917,287
                                                                                  ---------------------
                                                                                         $   14,044,250
                                                                                  ---------------------
BUSINESS MACHINES -- PERIPHERALS -- 0.4%
General Binding Corp.,
   9.375s, 2008                                                        $   1,840         $    1,472,000
                                                                                  ---------------------
BUSINESS SERVICES -- 1.0%
Iron Mountain, Inc.,
   8.625s, 2013                                                        $   1,195         $    1,230,850
Pierce Leahy Corp.,
   9.125s, 2007                                                              675                712,125
Unisystem Corp.,
   8.125s, 2006                                                            1,745              1,753,725
                                                                                  ---------------------
                                                                                         $    3,696,700
                                                                                  ---------------------
CHEMICALS -- 2.3%
Acetex Corp., 10.875s,
   2009##                                                              $   1,210         $    1,210,000
Huntsman ICI Holdings,
   0s, 2009                                                                  250                 62,500
Huntsman ICI Holdings,
   10.125s, 2009                                                           2,625              2,441,250
Lyondell Chemical Co.,
   9.625s, 2007                                                              905                909,525
Lyondell Chemical Co.,
   9.875s, 2007                                                              780                778,050
Lyondell Chemical Co.,
   9.5s, 2008                                                                250                247,500
Macdermid, Inc.,
   9.125s, 2011                                                            1,005              1,030,125
Noveon, Inc., 11s, 2011                                                      785                824,250
Sovereign Specialty Chemicals,
   11.875s, 2010                                                           1,200              1,152,000
Sterling Chemicals, Inc.,
   11.75s, 2006**                                                            240                 23,400
Sterling Chemicals, Inc.,
   12.375s, 2006**                                                           120                100,200
Sterling Chemicals, Inc.,
   11.25s, 2007**                                                          1,100                107,250
Sterling Chemicals, Inc.,
   13.5s, 2008**                                                             575                  1,438
                                                                                  ---------------------
                                                                                         $    8,887,488
                                                                                  ---------------------
CONSTRUCTION -- 0.6%
D.R. Horton, Inc., 8s, 2009                                            $     625         $      620,312
D.R. Horton, Inc., 9.75s, 2010                                             1,325              1,364,750
Meritage Corp., 9.75s, 2011                                                  330                340,313
                                                                                  ---------------------
                                                                                         $    2,325,375
                                                                                  ---------------------
CONSUMER CYCLICAL -- 1.4%
Kindercare Learning Centers, Inc.,
   9.5s, 2009                                                          $   2,045         $    1,952,975
Williams Scotsman, Inc.,
   9.875s, 2007                                                            3,415              3,295,475
                                                                                  ---------------------
                                                                                         $    5,248,450
                                                                                  ---------------------
CONSUMER GOODS & SERVICES -- 1.9%
American Safety Razor Co.,
   9.875s, 2005                                                        $   1,000         $      980,000
Remington Products Co.,
   11s, 2006##                                                               815                623,475
Samsonite Corp.,
   10.75s, 2008                                                            1,450              1,015,000
Sealy Mattress Co.,
   9.875s, 2007##                                                          2,265              2,265,000
Simmons Co., 10.25s, 2009                                                  2,360              2,383,600
                                                                                  ---------------------
                                                                                         $    7,267,075
                                                                                  ---------------------

                                       29

                                                                 PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)             VALUE
CONTAINERS -- 2.3%
Applied Extrusion Technologies, Inc.,
   10.75s, 2011##                                          $                 765  $             814,725
Atlantis Plastics, Inc.,
   11s, 2003                                                                 525                498,750
Ball Corp., 8.25s,
   2008                                                                    1,825              1,925,375
Consolidated Container Co.,
   10.125s, 2009                                                             395                300,200
Huntsman Packaging Corp.,
   13s, 2010                                                                 660                663,300
Plastipak Holdings,
   10.75s, 2011##                                                          1,365              1,433,250
Silgan Holdings, Inc.,
   9s, 2009                                                                3,000              3,030,000
                                                                                  ---------------------
                                                                                  $           8,665,600
                                                                                  ---------------------
CORPORATE ASSET-BACKED -- 1.8%
Commercial Mortgage Acceptance Corp.,
   5.44s, 2013                                             $               2,700  $           1,854,677
Morgan Stanley Capital I, Inc.,
   6.86s, 2010                                                               745                667,809
Morgan Stanley Capital I, Inc.,
   7.751s, 2039                                                            1,490              1,296,370
Mortgage Capital Funding, Inc.,
   7.214s, 2007                                                            1,000                871,251
Nationslink Funding Corp.,
   5s, 2009                                                                3,000              2,265,000
                                                                                  ---------------------
                                                                                  $           6,955,107
                                                                                  ---------------------
DEFENSE ELECTRONICS -- 0.7%
L-3 Communications Corp.,
   10.375s, 2007                                           $                 605  $             648,106
MOOG, Inc.,
   10s, 2006                                                               1,850              1,882,375
                                                                                  ---------------------
                                                                                  $           2,530,481
                                                                                  ---------------------
ELECTRICAL EQUIPMENT -- 0.3%
Actuant Finance Corp.,
   13s, 2009                                               $               1,120  $           1,198,400
                                                                                  ---------------------
ENERGY -- 0.9%
P&L Coal Holdings Corp.,
   8.875s, 2008                                            $                 734  $             778,040
P&L Coal Holdings Corp.,
   9.625s, 2008                                                            2,333              2,502,143
                                                                                  ---------------------
                                                                                  $           3,280,183
                                                                                  ---------------------
ENERGY -- INDEPENDENT -- 2.1%
Belden & Blake Corp.,
   9.875s, 2007                                            $                 755  $             607,775
Chesapeake Energy Corp.,
   8.125s, 2011##                                                          3,730              3,636,750
Continental Resources, Inc.,
   10.25s, 2008                                                            1,625              1,413,750
Luscar Coal Ltd.,
   9.75s, 2011##                                                             990              1,044,975
Pioneer Natural Resources Co.,
   9.625s, 2010                                                              870                963,525
Triton Energy Ltd.,
   8.875s, 2007                                                              325                360,750
                                                                                  ---------------------
                                                                                  $           8,027,525
                                                                                  ---------------------
ENTERTAINMENT -- 0.6%
AMC Entertainment, Inc.,
   9.5s, 2011                                              $               2,235  $           2,173,538
Marvel Holdings, Inc., 0s, 2002++**                                        1,165                      0
                                                                                  ---------------------
                                                                                  $           2,173,538
                                                                                  ---------------------
FOOD & BEVERAGE PRODUCTS -- 0.9%
Fleming Cos., Inc.,
   10.625s, 2007##                                         $                 970  $             926,350
Michael Foods Acquisition, Inc.,
   11.75s, 2011                                                            2,250              2,430,000
                                                                                  ---------------------
                                                                                  $           3,356,350
                                                                                  ---------------------
FOREST & PAPER PRODUCTS -- 3.4%
Appleton Papers, Inc.,
   12.5s, 2008                                             $               1,145  $           1,099,200
Buckeye Cellulose Corp.,
   8.5s, 2005                                                              1,525              1,471,625
Buckeye Technologies, Inc.,
   8s, 2010                                                                1,040                962,000
Fibermark, Inc., 10.75s, 2011                                              1,100                990,000
Gaylord Container Corp.,
   9.375s, 2007                                                            2,010              1,688,400
Gaylord Container Corp.,
   9.75s, 2007                                                               975                819,000
Riverwood International Corp.,
   10.25s, 2006                                                            2,545              2,602,262
Riverwood International Corp.,
   10.625s, 2007                                                           1,000              1,050,000
Riverwood International Corp.,
   10.875s, 2008                                                             540                548,100
Speciality Paperboard, Inc.,
   9.375s, 2006 ##                                                           800                704,000
U.S. Timberlands,
   9.625s, 2007                                                            1,515              1,015,050
                                                                                  ---------------------
                                                                                  $          12,949,637
                                                                                  ---------------------
GAMING -- 9.0%
Ameristar Casinos, Inc.,
   10.75s, 2009                                            $                 910  $             982,800
Argosy Gaming Co.,
   10.75s, 2009                                                              440                481,800
Argosy Gaming Co.,
   9s, 2011                                                                  530                553,850
Autotote Corp.,
   12.5s, 2010                                                               970              1,067,000
Aztar Corp., 8.875s,
   2007                                                                    2,830              2,929,050
Boyd Gaming Corp.,
   9.5s, 2007                                                                435                439,350
Boyd Gaming Corp.,
   9.25s, 2009##                                                           1,525              1,559,312
Coast Hotels & Casinos, Inc.,
   9.5s, 2009                                                              2,925              3,012,750
Hollywood Park, Inc.,
   9.25s, 2007                                                             3,035              2,625,275
Horseshoe Gaming LLC,
   8.625s, 2009                                                            1,930              1,995,138
Host Marriott LP,
   9.5s, 2007                                                                 50                 50,063
Mandalay Resort Group,
   9.5s, 2008                                                              1,250              1,309,375
MGM Grand, Inc.,
   9.75s, 2007                                                             2,620              2,744,450
MGM Mirage,
   8.375s, 2011                                                            4,305              4,251,187
Park Place Entertainment, Corp.,
   8.875s, 2008                                                            5,220              5,285,250
Station Casinos, Inc.,
   8.375s, 2008                                                            1,460              1,480,075
Station Casinos, Inc.,
   8.875s, 2008                                                            1,465              1,435,700

                                       30

                                                               PRINCIPAL AMOUNT
ISSUER                                                           (000 OMITTED)               VALUE
Station Casinos, Inc.,
   9.875s, 2010                                            $               1,179  $           1,193,737
Vail Resorts, Inc.,
   8.75s, 2009                                                               830                805,100
                                                                                  ---------------------
                                                                                  $          34,201,262
                                                                                  ---------------------
INDUSTRIAL -- 0.2%
Motors & Gears, Inc.,
   10.75s, 2006                                            $               1,075  $             935,250
Thermadyne Holdings Corp.,
   0s to 2003, 12.5s to 2008**                                             2,900                  1,450
                                                                                  ---------------------
                                                                                  $             936,700
                                                                                  ---------------------
INSURANCE -- PROPERTY & CASUALTY --                                          0.7%
Willis Corroon Corp.,
   9s, 2009 ##                                             $               2,495  $           2,569,850
                                                                                  ---------------------
INTERNET -- 0.1%
Exodus Communications, Inc.,
   11.25s, 2008**                                          $               1,375  $             254,375
PSINet, Inc., 11.5s, 2008**                                                  550                 42,625
PSINet, Inc., 11s, 2009**                                                    800                 62,000
                                                                                  ---------------------
                                                                                  $             359,000
                                                                                  ---------------------
MACHINERY -- 2.4%
Agco Corp., 9.5s, 2008                                     $               2,330  $           2,434,850
Blount, Inc., 7s, 2005                                                     1,685              1,213,200
Blount, Inc., 13s, 2009                                                      185                 85,100
Columbus McKinnon Corp., 8.5s, 2008                                        1,675              1,499,125
International Knife & Saw, Inc.,
   11.375s, 2006**                                                         1,325                 33,125
Manitowoc Co., Inc., 10.375s, 2011                                           810                728,027
Numatics, Inc., 9.625s, 2008                                                 320                112,000
Terex Corp., 9.25s, 2011                                                     400                400,000
Terex Corp., 10.375s, 2011                                                 1,760              1,830,400
Thermadyne Manufacturing/Capital Corp.,
   9.875s, 2008**                                                          1,950                731,250
                                                                                  ---------------------
                                                                                  $           9,067,077
                                                                                  ---------------------
MEDIA -- CABLE -- 6.3%
Adelphia Communications Corp.,
   8.375s, 2008                                            $               3,280  $           3,001,200
Adelphia Communications Corp.,
   9.375s, 2009                                                              535                508,250
Avalon Cable Holdings LLC, 0s to 2003,
   11.875s to 2008                                                         1,950              1,599,000
Charter Communications Holdings,
   8.25s, 2007                                                             3,250              3,124,062
Charter Communications Holdings,
   0s to 2004, 9.92s to 2011                                               3,150              2,268,000
FrontierVision Holding LP,
   11.875s, 2007                                                             300                315,000
Frontiervision Operating Partnership LP,
   11s, 2006                                                               1,350              1,392,188
Insight Midwest, 9.75s,
   2009                                                                    2,440              2,574,200
Lenfest Communications, Inc.,
   10.5s, 2006                                                             1,345              1,554,309
Mediacom LLC, 9.5s,
   2013                                                                    1,455              1,509,562
Mediacom LLC, 11s,
   2013##                                                                  1,220              1,338,950
NTL Communications Corp.,
   0s to 2003, 12.375s to 2006                                             6,420              1,605,000
NTL, Inc., 0s to 2003,
   9.75s to 2008##                                                           435                121,800
Telemundo Holdings, Inc.,
   0s to 2003, 11.5s to 2008                               $               2,825  $           2,655,500
United International Holdings,
   0s to 2003, 10.75s to 2008                                              1,220                298,900
                                                                                  ---------------------
                                                                                  $          23,865,921
                                                                                  ---------------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 3.7%
Alaris Medical Systems, Inc.,
   11.625s, 2006##                                         $                 335  $             361,800
Beverly Enterprises, Inc.,
   9.625s, 2009                                                            1,425              1,496,250
Fresenius Medical Care Capital Trust II,
   7.875s, 2008                                                            2,735              2,735,000
HCA Healthcare Co.,
   7.875s, 2011                                                            3,710              3,821,300
Healthsouth Corp.,
   8.5s, 2008                                                                985              1,024,400
Healthsouth Corp.,
   8.375s, 2011##                                                            895                921,850
Insight Health Services Corp.,
   9.875s, 2011##                                                            510                527,850
Prime Medical Services, Inc.,
   8.75s, 2008                                                             1,695              1,567,875
Triad Hospitals, Inc.,
   8.75s, 2009                                                             1,515              1,583,175
                                                                                  ---------------------
                                                                                  $          14,039,500
                                                                                  ---------------------
METALS & MINERALS -- 0.8%
Century Aluminum, Co.,
   11.75s, 2008##                                          $                 310  $             320,850
Compass Minerals Group, Inc.,
   10s, 2011                                                                 400                415,000
Doe Run Resources Corp.,
   11.25s, 2005                                                            1,000                180,000
Jorgensen (Earle M.) Co.,
   9.5s, 2005                                                              1,850              1,776,000
Kaiser Aluminum & Chemical Corp.,
   12.75s, 2003                                                              275                200,406
                                                                                  ---------------------
                                                                                  $           2,892,256
                                                                                  ---------------------
OIL SERVICES -- 2.7%
AmeriGas Partners LP,
   10.125s, 2007                                           $               1,360  $           1,373,600
Clark Refining & Marketing, Inc.,
   8.625s, 2008                                                            1,050                903,000
Dresser, Inc., 9.375s,
   2011##                                                                    885                902,700
Forest Oil Corp.,
   8s, 2011                                                                  420                420,000
Grant Prideco, Inc.,
   9.625s, 2007                                                              845                838,662
Gulfmark Offshore, Inc.,
   8.75s, 2008                                                             1,575              1,504,125
Mission Resources Corp.,
   10.875s, 2007##                                                         1,600              1,440,000
Sesi LLC, 8.875s,
   2011                                                                    1,190              1,118,600
Tesoro Petroleum Corp.,
   9s, 2008                                                                  755                760,663
Westport Resources Corp.,
   8.25s, 2011                                                               950                959,500
                                                                                  ---------------------
                                                                                  $          10,220,850
                                                                                  ---------------------
OILS -- 0.1%
Stone Energy Corp.,
   8.25s, 2011**                                           $                 570  $             571,425
                                                                                  ---------------------

                                       31

                                                                   PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)              VALUE
POLLUTION CONTROL -- 1.2%
Allied Waste North America, Inc.,
   7.625s, 2006                                            $               2,990  $           2,952,625
Allied Waste North America, Inc.,
   8.875s, 2008                                                            1,135              1,169,050
Allied Waste North America, Inc.,
   10s, 2009                                                                 560                574,000
                                                                                  ---------------------
                                                                                  $           4,695,675
                                                                                  ---------------------
PRINTING & PUBLISHING -- 0.4%
Hollinger International Publishing,
   9.25s, 2007                                             $               1,010  $             994,850
Liberty Group Operating, Inc.,
   9.375s, 2008                                                              370                255,300
Transwestern Publishing Co.,
   9.625s, 2007##                                                            425                435,625
                                                                                  ---------------------
                                                                                  $           1,685,775
                                                                                  ---------------------
RESTAURANTS & LODGING -- 1.1%
Eldorado Resorts LLC,
   10.5s, 2006                                             $                 800  $             776,000
HMH Properties, Inc.,
   8.45s, 2008                                                             2,915              2,725,525
Prime Hospitality Corp.,
   9.75s, 2007                                                               555                546,675
                                                                                  ---------------------
                                                                                  $           4,048,200
                                                                                  ---------------------
RETAIL -- 2.1%
Advance Stores, Inc.,
   10.25s, 2008##                                          $                 815  $             827,225
Duane Reade, Inc.,
   9.25s, 2008                                                             1,000                985,000
Finlay Enterprises, Inc.,
   9s, 2008                                                                  450                400,500
Finlay Fine Jewelry Corp.,
   8.375s, 2008                                                            1,325              1,219,000
Gap, Inc., 8.8s,
   2008                                                                    2,150              1,881,211
J.Crew Operating Corp.,
   10.375s, 2007                                                           1,830              1,464,000
K Mart Corp., 9.375s,
   2006                                                                    1,600              1,316,000
                                                                                  ---------------------
                                                                                  $           8,092,936
                                                                                  ---------------------
SPECIAL PRODUCTS & SERVICES -- 0.1%
Haynes International, Inc.,
   11.625s, 2004                                           $                 935  $             420,750
                                                                                  ---------------------
STEEL -- 1.4%
AK Steel Holdings Corp.,
   9.125s, 2006                                            $               1,655  $           1,696,375
Commonwealth Aluminum Corp.,
   10.75s, 2006                                                            1,405              1,419,050
Kaiser Aluminum & Chemical Corp.,
   9.875s, 2002                                                            1,275              1,268,625
WCI Steel, Inc.,
   10s, 2004                                                               1,765                922,213
                                                                                  ---------------------
                                                                                  $           5,306,263
                                                                                  ---------------------
SUPERMARKET -- 0.3%
Jitney-Jungle Stores of America, Inc.,
   12s, 2006**                                             $               1,140  $               1,425
Jitney-Jungle Stores of America, Inc.,
   10.375s, 2007**                                                           250                    312
Southland Corp., 5s, 2003*                                                 1,330              1,273,329
                                                                                  ---------------------
                                                                                  $           1,275,066
                                                                                  ---------------------
TECHNOLOGY -- 0.2%
Unisystem Corp.,
   7.875s, 2008                                            $                 830  $             809,250
                                                                                  ---------------------

TELECOM -- WIRELESS -- 6.5%
Alamosa Holdings, Inc., 0s to 2005,
   12.875s to 2010                                         $               3,075  $           1,875,750
American Cellular Corp.,
   9.5s, 2009                                                                450                441,000
American Tower Corp.,
   9.375s, 2009                                                            1,405              1,113,463
AT&T Wireless Services, Inc.,
   7.875s, 2011                                                            2,140              2,281,026
Centennial Cellular Operating, Co.,
   10.75s, 2008                                                            2,325              1,883,250
Crown Castle International Corp.,
   10.75s, 2011                                                            1,685              1,647,087
Dobson Communications Corp.,
   10.875s, 2010                                                           1,055              1,107,750
McCaw International Ltd.,
   0s to 2002, 13s to 2007                                                 1,500                 75,000
Nextel Communications, Inc., 0s to 2002,
   9.75s to 2007                                                             785                556,369
Nextel Communications, Inc., 0s to 2003,
   9.95s to 2008                                                           4,405              3,028,437
Nextel Communications, Inc.,
   9.5s, 2011                                                              2,600              1,989,000
Nextel International, Inc., 0s to 2003,
   12.125s to 2008                                                         1,175                 58,750
Nextel Partners, Inc.,
   12.5s, 2009                                                               700                612,500
Rural Cellular Corp.,
   9.625s, 2008                                                            1,225              1,237,250
SBA Communications Corp.,
   0s to 2003, 12s to 2008                                                   700                525,000
Spectrasite Holdings, Inc.,
   0s to 2003, 12s to 2008                                                 4,960              1,354,600
Spectrasite Holdings, Inc.,
   10.75s, 2010                                                              780                382,200
Telecorp PCS Inc.,
   10.625s, 2010                                                           1,090              1,245,325
Triton PCS, Inc.,
   8.75s, 2011                                                             1,335              1,335,000
Voicestream Wireless Corp.,
   10.375s, 2009*                                                            244                278,641
Western Wireless Corp.,
   10.5s, 2007                                                             1,665              1,714,950
                                                                                  ---------------------
                                                                                  $          24,742,348
                                                                                  ---------------------
TELECOM -- WIRELINE -- 1.4%
Allegiance Telecommunications, Inc.,
   0s to 2003, 11.75s to 2008                              $               2,340  $           1,053,000
Allegiance Telecommunications, Inc.,
   12.875s, 2008##                                                           585                435,825
Cybernet Internet Services International,
   14s, 2009                                                                 300                 42,000
Exodus Communications, Inc.,
   10.75s, 2009**                                                            125                 23,125
Exodus Communications, Inc.,
   11.625s, 2010**                                                           225                 41,625
Focal Communications Corp.,
   0s to 2003, 12.125s to 2008                                             1,100                308,000
Focal Communications Corp.,
   11.875s, 2010                                                             285                116,850
Hyperion Telecommunication, Inc.,
   12s, 2007                                                               1,500                 15,000
ICG Holdings, Inc.,
   12.5s, 2006**                                                             655                 45,850

                                       32

                                                               PRINCIPAL AMOUNT
ISSUER                                                           (000 OMITTED)              VALUE
ITC Deltacom, Inc.,
   9.75s, 2008                                             $               1,565  $             579,050
MJD Communications, Inc.,
   9.5s, 2008                                                              1,000                850,000
Nextlink Communications, Inc.,
   9.625s, 2007**                                                            350                 41,563
Nextlink Communications, Inc.,
   10.75s, 2009**                                                            875                105,000
Nextlink Communications, Inc.,
   0s to 2004, 12.25s to 2009, **                                            900                 70,875
PSINet, Inc., 10.5s, 2006**                                                1,200                 93,000
Time Warner Telecommunications LLC,
   9.75s, 2008                                                             1,735              1,379,325
Worldwide Fiber, Inc.,
   12s, 2009**                                                             1,000                  1,250
                                                                                  ---------------------
                                                                                  $           5,201,338
                                                                                  ---------------------
TIRE & RUBBER -- 0.1%
Day International Group, Inc.,
   11.125s, 2005                                           $                 615  $             578,100
                                                                                  ---------------------
UTILITIES -- ELECTRIC -- 0.7%
AES Corp.,
   8.875s, 2011                                            $               1,120  $             918,400
CMS Energy Corp., 8.5s, 2011                                               1,680              1,664,544
                                                                                  ---------------------
                                                                                  $           2,582,944
                                                                                  ---------------------
       Total U.S.Bonds                                                            $         300,443,627
                                                                                  ---------------------
FOREIGN BONDS -- 5.3%
BELGIUM -- 0.2%
Hermes Europe Railtel B.V.,
   10.375s, 2009(Telecom-Wireline)**                       $                 310  $              28,675
Tele 1 Europe B.V.,
   13s, 2009(Telecom-Wireline)                                             2,025                729,000
                                                                                  ---------------------
                                                                                  $             757,675
                                                                                  ---------------------
BERMUDA -- 0.1%
Global Crossing Holdings Ltd.,
   8.7s, 2007(Telecom-Wireline)                            $               1,685  $             143,225
Global Crossing Holdings Ltd.,
   9.5s, 2009(Telecom-Wireline)                                              525                 52,500
                                                                                  ---------------------
                                                                                  $             195,725
                                                                                  ---------------------
CANADA -- 0.9%
Canwest Media, Inc.,10.625s, 2011
   (Advertising & Broadcasting)##                          $                 320  $             342,400
GT Group Telecommunications, Inc.,
   0s to 2005, 13.25s to 2010
   (Telecom-Wireline)                                                      2,900                377,000
PCI Chemicals Canada, Inc.,
   9.25s, 2007(Chemicals)**                                                  480                192,000
Quebecor Media, Inc, 11.125s, 2011
   (Advertising & Broadcasting)                                            1,420              1,515,850
Russel Metals, Inc., 10s, 2009
   (Metals & Minerals)                                                       870                865,650
                                                                                  ---------------------
                                                                                  $           3,292,900
                                                                                  ---------------------
GERMANY -- 0.7%
Callahan Nordrhein Westfallen,
   14s, 2010(Media-Cable)                                  $               1,225  $             808,500
Ekabel Hessen, 14.5s,
   2010(Media-Cable)                                                       2,325              1,092,750
Messer Griesheim Holding AG,
   10.375s, 2011(Chemicals)##                                    EUR         745                699,439
                                                                                  ---------------------
                                                                                  $           2,600,689
                                                                                  ---------------------
GREECE -- 0.1%
Fage Dairy Industries S.A., 9s, 2007
   (Food & Beverage Products)                              $                 490  $             465,500
                                                                                  ---------------------
LUXEMBOURG -- 0.5%
Millicom International Cellular,
   13.5s, 2006(Telecom-Wireless)                           $               1,700  $           1,122,000
PTC International Finance II SA,
   11.25s, 2009(Financial Institutions)                                      695                691,525
                                                                                  ---------------------
                                                                                  $           1,813,525
                                                                                  ---------------------
NETHERLANDS -- 1.0%
Completel Europe N.V., 0s to 2004,
   14s, 2009(Telecom-Wireline)                             $               1,605  $             288,900
Kappa Beheer BV, 10.625s, 2009
   (Forest & Paper Products)                                               2,415              2,632,350
United Pan- Europe Commerce
   NV, 10.875s, 2009(Media-Cable)                                          1,425                185,250
United Pan- Europe Commerce NV,
   11.25s, 2010(Media-Cable)                                                 575                 74,750
United Pan- Europe Commerce NV,
   0s to 2005 13.75s to 2010
   (Media-Cable)                                                           1,905                152,400
Yell Finance B.V., 10.75s, 2011
   (Printing & Publishing)                                                   410                438,700
                                                                                  ---------------------
                                                                                  $           3,772,350
NORWAY -- 0.1%
Ocean Rig Norway As,
   10.25s, 2008(Oil Services)                              $                 640  $             556,800
                                                                                  ---------------------
SINGAPORE -- 0.2%
Flextronics International Ltd,
   9.875s, 2010(Electronics)                               $                 815  $             855,750
                                                                                  ---------------------
UNITED KINGDOM -- 1.5%
Avecia Group PLC,
   11s, 2009(Chemicals)                                    $                 740  $             706,700
Diamond Cable Communications
  Corp. PLC, 11.75s, 2005(Media-Cable)                                       150                 44,250
Dolphin Telecom PLC, 0s to 2003,
   11.5s to 2008 (Telecom-Wireless)**                                      2,750                    275
Dolphin Telecom PLC, 0s to 2004,
   14s to 2009 (Telecom-Wireless)**                                        1,525                    153
Energis PLC, 9.75s, 2009
   (Telecom-Wireline)                                                        620                508,400
Esprit Telecom Group, 10.875s, 2008
   (Telecom-Wireline)**                                                      200                    500
Euramax International PLC, 11.25s, 2006
   (Metals and Minerals)                                                     735                701,925
Jazztel PLC, 14s, 2009 (Telecom-Wireline)                                  1,300                656,500
Ono Finance PLC, 14s, 2011
   (Media-Cable)                                                             750                591,562
Telewest Communications PLC, 9.625s,
   2006 (Media-Cable)                                                        740                514,300
Telewest Communications PLC, 11s, 2007
   (Media-Cable)                                                             755                543,600
Telewest Communications PLC,
   0s to 2004, 9.875s to 2009 (Media-Cable)                                  850                352,750
Telewest Communications PLC, 9.875s,
   2010(Media-Cable )                                                        955                668,500
Telewest Communications PLC, 0s to 2005,
   11.375s to 2010 (Media-Cable)                                           1,525                587,125
                                                                                  ---------------------
                                                                                  $           5,876,540
                                                                                  ---------------------
      Total Foreign Bonds                                                         $          20,187,454
                                                                                  ---------------------
      Total Bonds (Identified Cost,
        $ 376,921,837)                                                            $         320,631,081
                                                                                  ---------------------

                                       33

ISSUER                                                                   SHARES                  VALUE
STOCKS -- 1.2%
U.S. STOCKS
CONSUMER GOODS & SERVICES
Ranger Industries, Inc.*                                                     788  $                 118
                                                                                  ---------------------
METALS & MINERALS
Metal Management, Inc.*                                                   58,442  $             134,417
                                                                                  ---------------------
PRINTING & PUBLISHING
Golden Books Family
   Entertainment, Inc.*                                                   17,708  $                 354
                                                                                  ---------------------
REAL ESTATE
Atlantic Gulf Communities
   Corp.+*                                                                    30  $                   0
                                                                                  ---------------------
TELECOM -- WIRELINE

Allegiance Telecommunications, Inc.*                                       3,392  $              28,120
                                                                                  ---------------------
     Total U.S.Stocks                                                             $             163,009
                                                                                  ---------------------
FOREIGN STOCKS -- 1.2%
BERMUDA
Global Crossing Holdings Ltd.,
   Preferred (Telecom-Wireline)                                           12,893  $              25,786
                                                                                  ---------------------
NETHERLANDS -- 0.1%

Completel Europe N.V.
   (Telecom-Wireline) *##                                                116,250  $             109,391
Versatel Telecommunications International
   N.V., ADR (Telecom-Wireline)                                           20,525                 19,503
                                                                                  ---------------------
                                                                                  $             128,894
                                                                                  ---------------------
SWEDEN
Song Networks Holding AB
   (Telecom-Wireline)                                                     23,777  $              19,497
                                                                                  ---------------------
UNITED KINGDOM -- 1.1%
Colt Telecom Group PLC
   (Telecom-Wireline)                                                  2,035,000  $           1,790,800
Ono Finance PLC
   (Media-Cable)                                                       3,185,000              2,416,619
                                                                                  ---------------------
                                                                                  $           4,207,419
                                                                                  ---------------------
     Total Foreign Stocks                                                         $           4,381,596
                                                                                  ---------------------
     Total Stocks (Identified Cost, $6,770,582)                                   $           4,544,605
                                                                                  ---------------------
PREFERRED STOCK -- 1.8%
CONSUMER GOODS & SERVICES
Renaissance Cosmetics, Inc., 14s*                                            852  $                   0
                                                                                  ---------------------
MEDIA -- CABLE -- 0.6%
CSC Holdings, Inc., 11.125s*                                              22,533  $           2,365,965
                                                                                  ---------------------
PRINTING & PUBLISHING  -- 0.3%
Primedia, Inc., 8.625s*                                                   20,165  $             927,590
Primedia, Inc.,10s                                                         4,000                164,000
                                                                                  ---------------------
                                                                                  $           1,091,590
                                                                                  ---------------------
TELECOM -- WIRELESS -- 0.9%
Crown Castle International Corp., 12.75s                                   2,217  $           1,640,580
Rural Cellular Corp.,11.375s                                               1,982              1,625,240
                                                                                  ---------------------
                                                                                  $           3,265,820
                                                                                  ---------------------
TELECOM-- WIRELINE
Nextel Communications, Inc.,
   11.125s                                                                   193  $             104,220
                                                                                  ---------------------
                                                                                  $           6,827,595
                                                                                  ---------------------
     Total Preferred Stock (Identified
        Cost, $7,668,049)                                                         $           6,827,595
                                                                                  ---------------------
WARRANTS* -- 0.1%
Cybernet Internet Services International
   (Computer Software)                                                       800  $                   8
GT Group Telecommunications, Inc.
   (Utilities-Telephone)*                                                  2,900                 14,500
ICO, Inc. (Oil Services)                                                  25,000                 13,750
Knology, Inc. (Telecom-Wireline)##                                           525                    525
Loral Orion Network Systems, Inc.
   (Telecom-Wireline)                                                      1,000                  3,000
Loral Orion Network Systems, Inc.
   (Telecom-Wireless)                                                      1,100                  5,500
McCaw International Ltd.
   (Telecom-Wireless)##                                                      850                  2,125
Metronet Communications Corp.
   (Telecom-Wireline)##                                                      650                 26,000
Ono Finance PLC (Banks &
   Credit Companies)*                                                        750                  7,500
Ono Finance PLC (Telecom-Wireline)                                         3,185                 31,850
Pliant Corp. (Containers)##                                                  660                    990
Renaissance Cosmetics, Inc.
   (Consumer Goods and Services)                                             689                      0
XM Satellite Radio, Inc.
   (Utilities-Telephone)                                                   1,030                 30,900
                                                                                  ---------------------
     Total Warrants (Identified Cost, $869,626)                                   $             136,648
                                                                                  ---------------------
SHORT-TERM OBLIGATIONS -- 8.6%
                                                                PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
American Express Credit Corp.,
   due 1/02/02                                             $               2,627  $           2,626,871
Edison Asset Securitization LLC,
   due 1/02/02                                                             8,093              8,092,588
Federal Home Loan Mortgage Corp.,
   due 1/09/02                                                             4,000              3,998,400
General Electric Capital Corp.,
   due 1/02/02                                                             3,962              3,961,800
General Motors Acceptance Corp.,
   due 1/18/02                                                             2,300              2,297,122
Salomon Smith Barney Holdings, Inc.,
   due 1/15/02                                                             3,800              3,797,325
Trident Capital Finance, Inc.,
   due 1/16/02                                                             8,000              7,994,000
                                                                                  ---------------------
     Total Short-Term Obligations, at Amortized Cost                              $          32,768,106
                                                                                  ---------------------

REPURCHASE AGREEMENT -- 1.8%
Goldman Sachs, dated 12/31/01,
   due 1/2/02, total to be received
   $ 6,941,690.(secured by various U.S.
   Treasury obligations in a jointly
   traded account) , at Cost                               $               6,941  $           6,941,000
     Total Investments
        (Identified Cost, $431,939,200)                                           $         371,849,035
                                                                                  ---------------------

OTHER ASSETS,
 LESS LIABILITIES -- 2.1%                                                                     8,113,861
                                                                                  ---------------------
     Net Assets -- 100.0%                                                         $         379,962,896
                                                                                  =====================


          See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2001

INTERNATIONAL INVESTORS TRUST

STOCKS -- 95.7%

ISSUER                                                                       SHARES           VALUE
FOREIGN STOCKS -- 90.5%
AUSTRALIA -- 1.7%
Australia & New Zealand Banking
   Group Ltd. (Banks & Credit Cos.)*                                          12,663       $    115,374
QBE Insurance Group Ltd. (Insurance)*                                        177,116            695,904
Tabcorp Holdings Ltd. (Gaming)                                                61,730            310,758
                                                                                              ---------
                                                                                              1,122,036
                                                                                           ------------
BELGIUM -- 0.5%
Dexia (Banks & Credit Cos.)*                                                  22,900       $    329,116
                                                                                           ------------
BERMUDA -- 0.6%
Xl Capital Ltd. (Insurance)                                                    4,440       $    405,638
                                                                                           ------------
BRAZIL -- 0.4%
Companhia de Bebidas das Americas,
   ADR (Food and Beverage Products)                                           12,040       $    244,292
                                                                                           ------------
CANADA-- 6.3%
Alcan Aluminum Ltd. (Metal-Aluminum)                                          24,020       $    862,276
BCE, Inc. (Telecommunications)                                                15,730            358,644
Canadian National Railway Co. (Railroad)                                      35,485          1,713,216
Kingsway Financial Services,
   Inc. (Insurance)*                                                          12,090            151,884
Manitoba Telecom Services, Inc.
   (Telecommunications)                                                       24,330            530,308
Quebecor World, Inc.
   (Printing & Publishing)                                                    20,690            466,305
                                                                                           ------------
                                                                                              4,082,633
                                                                                           ------------
DENMARK -- 2.3%
Danske Bank (Banks & Credit Cos.)                                             94,180       $  1,511,428
                                                                                           ------------
FRANCE -- 10.9%
Aventis S.A. (Pharmaceuticals)                                                14,250       $  1,011,316
Carrefour S.A. (Food Retail)                                                  11,950            621,043
Castorama Dubois Investissement
   S.A. (Retail)*                                                              2,384            122,730
Groupe Danone
   (Food & Beverage Products)                                                    950            115,821
Sanofi-Synthelabo S.A.
   (Medical & Health Products)                                                25,870          1,929,219
Scor S.A. (Insurance)                                                          3,100             97,685
Societe Television Francaise 1
   (Entertainment)                                                            24,677            623,446
STMicroelectronics N.V. (Electronics)                                          4,200            134,740
Suez S.A. (Water)                                                              3,520            106,503
Technip S.A. (Construction)                                                    6,030            804,914
Total Fina S.A., ADR (Oils)                                                   19,080          1,340,179
Vivendi Environnement (Utilities)*                                             2,820             94,007
                                                                                           ------------
                                                                                           $  7,001,603
                                                                                           ------------
GERMANY -- 4.9%
Deutsche Post AG
   (Transportation-Services)                                                  42,900       $    572,269
Fresenius AG, Preferred
   (Medical Supplies)                                                          5,640            458,238
Fresenius Medical Care AG,
   Preferred (Medical Supplies)                                                3,940            181,762
HypoVereinsbank (Banks & Credit Cos.)                                          5,900            180,194
Linde AG (Engineering)                                                        14,310            579,418
Munchener Ruckvers AG
   (Financial Services)                                                        1,910            518,326
ProSieben Sat.1 Media AG (Broadcasting)                                       51,200            261,986
SAP AG, ADR
   (Computer Software-Systems)                                                   610             79,417
Software AG
   (Computer Software-Services)                                                8,200            313,779
                                                                                           ------------
                                                                                           $  3,145,389
                                                                                           ------------
HONG KONG -- 0.1%
China Mobile (Hong Kong) Ltd.
   (Telecommunications)                                                       19,500       $     68,646
                                                                                           ------------
IRELAND -- 1.2%
Bank of Ireland (Banks & Credit Cos.)                                         69,450       $    656,972
Jefferson Smurfit Corp.
   (Forest & Paper Products)                                                 61,890            134,324
                                                                                           ------------
                                                                                           $    791,296
                                                                                           ------------
ITALY -- 2.0%
Assicurazioni Generali S.p.A. (Insurance)                                     30,510       $    847,107
San Paolo-ImI S.p.A.
   (Banks & Credit Cos.)                                                      11,405            122,299
Snam Rete Gas S.p.A. (Gas)*                                                  125,440            331,538
                                                                                           ------------
                                                                                           $  1,300,944
                                                                                           ------------
JAPAN -- 9.8%
Asahi Breweries, Ltd.
   (Food & Beverage Products)                                                 50,000       $    450,069
Canon, Inc. (Business Machines)                                               24,000            826,386
Fast Retailing Co. (Retail)                                                    7,100            632,051
Honda Motor Co., Ltd. (Automotive)                                            11,100            443,220
Nissin Food Products Co., LTD.
   (Food and Beverage Products)                                               29,900            584,395
NTT DoCoMo, Inc. (Telecommunications)                                             49            576,118
Secom Co., Ltd. (Business Services)                                           20,300          1,019,805
Shionogi & Co., Ltd. (Pharmaceuticals)                                        19,000            324,935
Shiseido Co., Ltd.
   (Consumer Goods and Services)                                              79,000            730,409
Tokyo Gas Co. Ltd. (Gas)                                                     277,000            742,304
                                                                                           ------------
                                                                                           $  6,329,692
                                                                                           ------------
MEXICO -- 0.4%
Fomento Economico Mexicano
   S.A. (Food and Beverage Products)                                           8,165       $    282,101
                                                                                           ------------
NETHERLANDS-- 8.7%
Akzo Nobel N.V. (Chemicals)                                                   44,860       $  2,002,033
ING Groep N.V. (Financial Services)                                            8,252            210,316
Koninklijke Ahold N.V. (Supermarkets)*                                        16,270            473,163
Koninklijke Philips Electronics
   N.V. (Electronics)                                                          7,777            231,015
KPN N.V. (Telecommunications)                                                 87,780            446,039
Libertel N.V. (Cellular Phones)*                                              33,710            309,885
OPG Groep NV (Pharmaceuticals)                                                 3,500            120,755
Royal Dutch Petroleum Co., ADR (Oils)                                         10,595            519,367
Unilever N.V.
   (Food and Beverage Products)                                               99,800            818,135
Unilever N.V.
   (Food and Beverage Products)                                                2,780            162,908
VNU N.V. (Publishing)*                                                        10,728            329,461
                                                                                           ------------
                                                                                           $  5,623,077
                                                                                           ------------
PORTUGAL -- 0.3%
Elec De Portugal (Utilities-Electric)                                         84,000       $    182,394
                                                                                           ------------
SOUTH KOREA -- 1.8%
Korea Telecom Corp. (Telecommunications)                                      25,550       $    519,431
Korea Tobacco & Ginseng Corp.,
  GDR (Tobacco)                                                               41,510            311,325
Samsung Electronics Co. (Electronics)                                          2,800            324,800
                                                                                           ------------
                                                                                           $  1,155,556
                                                                                           ------------
SPAIN -- 5.8%
Acciona S. A. (Construction)                                                   3,300       $    120,403
Gas Natural SDG S.A. (Gas)                                                    34,800            579,111
Iberdrola S.A. (Utilities-Electric)                                          100,320          1,305,197
Tabacalera S.A. (Tobacco)                                                    101,210          1,720,275
                                                                                           ------------
                                                                                           $  3,724,986
                                                                                           ------------

                                       35

ISSUER                                                                        SHARES          VALUE
SWEDEN -- 1.6%
Rottneros AB (Forest and Paper Products)                                     115,500       $    108,889
Saab AB, "B" (Aerospace)                                                      49,460            471,025
Securitas AB
   (Consumer Goods and Services)                                              23,600            449,503
                                                                                           ------------
                                                                                              1,029,417
                                                                                           ------------
SWITZERLAND -- 6.7%
Converuim Holdings AG (Insurance)*                                             5,030       $    244,663
Nestle S.A. (Food and Beverage Products)*                                      2,614            557,746
Novartis AG (Medical & Health Products)                                       25,850            934,844
Swiss Reinsurance (Insurance)*                                                 4,550            457,989
Syngenta AG (Chemicals)                                                       30,627          1,587,561
Synthes-Stratec, Inc.
   (Medical & Health Products)*                                                  745            513,305
                                                                                           ------------
                                                                                              4,296,108
                                                                                           ------------
UNITED KINGDOM -- 24.5%
BP Amoco PLC, ADR (Oils)                                                      23,156       $  1,076,986
BT Group PLC (Telecom-Wireline)*                                              51,942            191,009
CGNU PLC (Insurance)*.                                                        91,128          1,119,242
Chubb PLC (Security Systems)                                                 177,290            443,229
Diageo PLC (Food & Beverage Products)*                                       263,648          3,008,219
Glaxo Wellcome PLC, ADR
   (Medical and Health Products)                                              18,900            941,598
Glaxosmithkline PLC
   (Medical and Health Products)                                               4,140            103,681
HBOS PLC (Banks and Credit Cos.)                                              18,560            214,737
HSBC Holdings PLC
   (Banks & Credit Cos.)*                                                     18,090            211,928
Lloyds TSB Group PLC
   (Banks and Credit Cos.)*                                                   39,300            426,134
Matalan PLC (Retail)                                                          36,500            185,685
National Grid Group PLC
   (Utilities-Electric)                                                       17,100            106,379
NEXT PLC (Retail)                                                             50,450            656,296
Reckitt Benckiser PLC
   (Consumer Goods & Services)*                                               96,680          1,405,245
Reed International PLC (Publishing)                                          116,100            961,883
Royal Bank of Scotland Group PLC
   (Banks & Credit Cos.)*                                                     39,268            954,312
Scottish Power PLC (Utilities-Electric)*                                      37,200            205,467
Smith & Nephew PLC
   (Medical & Health Products)*                                               60,431            364,522
Standard Chartered PLC
   (Banks and Credit Cos.)                                                    51,680            615,959
Tesco PLC (Telecommunications)*                                              115,460            417,875
Vodafone Group PLC
   (Telecommunications)                                                      661,688          1,728,771
WPP Group PLC (Advertising)                                                   45,000            497,097
                                                                                           ------------
                                                                                           $ 15,836,254
                                                                                           ------------
      Total Foreign Stocks                                                                 $ 58,462,606
                                                                                           ------------
U.S. STOCKS-- 5.2%
AFLAC, Inc. (Insurance)                                                       29,200       $    717,152
GlobalSantaFe Corp. (Oil Services)                                             9,240            263,525
Halliburton Co. (Oil Services)                                                 6,400             83,840
Minnesota Mining & Manufacturing Co.
   (Manufacturing)                                                             3,680            435,013
Omnicom Group, Inc.
     (Advertising & Broadcasting)                                              3,145            281,006
Philip Morris Cos., Inc.
     (Consumer Goods & Services)                                              18,195            834,241
Principal Financial Group, Inc. (Insurance)*                                     790             18,960
St. Paul Cos., Inc. (Insurance)                                                1,090             47,927
Transocean Sedco Forex, Inc. (Oil Services)                                    4,100            138,662

Willis Group Holdings Ltd. (Insurance)*                                       22,760       $    535,998
                                                                                           ------------
   Total U.S.Stocks                                                                        $  3,356,324
                                                                                           ------------
   Total Stocks (Identified Cost, $64,136,866)                                             $ 61,818,930
                                                                                           ------------
WARRANTS
FOREIGN WARRANTS
Vivendi Environnement (Utilities), (France)
   (Identified Cost, $0)                                                       2,820       $      1,154
                                                                                           ------------
SHORT-TERM OBLIGATION -- 2.9%

                                                                        PRINCIPAL AMOUNT
                                                                          (000 OMITTED)
American Express Credit Corp.,
   due 1/02/02                                                           $       235       $    234,989
General Electric Capital Corp.,
   due 1/02/02                                                                   354            353,982
UBS Finance, Inc., due 1/02/02                                                 1,266          1,265,936
                                                                                           ------------
     Total Short-Term Obligations, at Amortized Cost                                       $  1,854,907
                                                                                           ------------
REPURCHASE AGREEMENT-- 1.0%
Goldman Sachs, dated 12/31/01,
   due 01/02/02, total to be recieved
   $ 620,062 (secured by various U.S.
   Treasury and Federal Agency
   obligations on a jointly traded
   account), at cost, at cost                                            $       620       $    620,000
                                                                                           ------------
     Total Investments
        (Identified Cost, $66,611,773)                                                     $ 64,294,991
                                                                                           ------------
OTHER ASSETS,
   LESS LIABILITIES-- 0.4%                                                                      263,884
                                                                                           ------------
     Net Assets-- 100.0%                                                                   $ 64,558,875
                                                                                           ------------

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2001
MONEY MARKET SERIES
COMMERCIAL PAPER -- 75.2%

                                                                       PRINCIPAL AMOUNT
ISSUER                                                                   (000 OMITTED)           VALUE
American Express Credit Corp.,
   due 1/25/02                                                           $    10,000     $    9,985,267
Archer Daniels Midland Co.,
   due 1/25/02-2/08/02                                                        17,000         16,959,955
Centric Capital Corp.,
   due 1/11/02-1/31/02                                                        13,800         13,776,011
Chase Manhattan Bank, due 3/11/02                                             10,000         10,000,000
Ciesco LP, due 2/12/02                                                        15,000         14,967,275
Credit Suisse, due 1/11/02                                                    10,000          9,989,861
Dexia Delaware, due 3/11/02                                                   15,000         14,949,112
Dresdner U.S. Finance, due 2/07/02                                            15,000         14,971,171
ED&F Manitoba Treasury Management Ltd.
   (Rabobank), due 2/04/02                                                    15,650         15,615,413
Edison Asset Securitization LLC,
   due 1/02/02                                                                23,229         23,227,819
Enterprise Funding Corp.,
   due 3/11/02-3/12/02                                                        17,115         17,056,330
Formosa Plastics Series B,
   due 2/05/02                                                                 5,000          4,990,764
General Electric Capital Corp.,
   due 1/25/02-3/18/02                                                        25,000         24,900,106
Gillette Co., due 4/02/02                                                     15,000         14,913,171
Goldman Sachs Group LP,
   due 1/15/02-4/12/02                                                        20,500         20,391,033
Govco, Inc., due 2/21/02-2/25/02                                              17,999         17,947,795
Halifax PLC, due 2/12/02                                                      15,000         14,966,750
Hewlett-Packard Co., due 1/07/02                                              15,000         14,993,750
ING America Insurance Holdings,
   due 2/07/02-3/07/02                                                        15,000         14,958,690
JP Morgan Chase, due 1/15/02                                                  17,000         16,984,794
Morgan Stanley Dean Witter,
   due 1/11/02-2/15/02                                                        28,700         28,658,870
New Center Asset Trust,
   due 1/02/02-3/12/02                                                        19,000         18,949,050
Old Line Funding Corp.,
   due 1/04/02-1/10/02                                                        16,484         16,477,931
Park Avenue Receivables Corp.,
   due 1/28/02                                                                15,000         14,976,150
Preferred Receivables Funding,
   due 1/14/02                                                                15,000         14,988,625
Private Export Funding Corp.,
   due 5/28/02                                                                 8,803          8,727,514
Prudential Funding Corp.,
   due 1/10/02                                                                10,000          9,994,175
Receivables Capital Corp.,
   due 1/15/02-2/01/02                                                        14,600         14,582,185
Royal Bank Canada, due 1/15/02                                                14,150         14,139,105
Societe Generale, due 2/15/02-4/08/02                                         20,000         19,888,558
Svenska Handelsbanken, Inc.,
   due 3/04/02                                                                10,000          9,969,344
Swedbank, due 4/02/02                                                         16,500         16,404,071
Thunder Bay Funding, Inc.,
   due 1/15/02-1/22/02                                                        17,229         17,211,291
Tribune Co., due 1/18/02-2/13/02                                              23,550         23,511,322
Verizon Global Funding, due 4/02/02                                            8,800          8,744,834
                                                                                         --------------
     Total Commercial Paper, at Amortized Cost                                           $  543,768,092
                                                                                         --------------
U.S. GOVERNMENT AND
   AGENCY OBLIGATIONS -- 23.0%
UNITED STATES -- 23.0%
Federal Home Loan Bank,
   due 1/11/02-3/22/02                                                   $    75,800     $   75,671,433
Federal Home Loan Mortgage Corp.,
   due 1/09/02-3/07/02                                                        26,667         26,593,345
Federal National Mortgage Assn.,
   due 1/02/02-8/23/02                                                        58,100         58,040,601
Student Loan Marketing Assn.,
   due 1/24/03                                                                 6,500          6,500,000
                                                                                         --------------
     Total U.S. Government and Agency
        Obligations, at Amortized Cost                                                   $  166,805,379
                                                                                         --------------
     Total Investments, at Amortized Cost                                                $  710,573,471
                                                                                         --------------
OTHER ASSETS,
   LESS LIABILITIES -- 1.8%                                                                  12,727,634
                                                                                         --------------
     Net Assets -- 100.0%                                                                $  723,301,105
                                                                                         ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31,2001

STRATEGIC INCOME SERIES
BONDS -- 88.9%

                                                                        PRINCIPAL AMOUNT
ISSUER                                                                    (000 OMITTED)            VALUE
U.S. BONDS -- 64.8%
ADVERTISING & BROADCASTING -- 0.6%
Echostar DBS Corp., 9.375s, 2009                                         $       275      $     281,875
                                                                                          -------------
AEROSPACE -- 0.5%
Agco Corp., 9.5s, 2008                                                   $       250      $     261,250
                                                                                          -------------
APPAREL & TEXTILES-- 0.3%
Westpoint Stevens, Inc., 7.875s, 2008                                    $       490      $     144,550
                                                                                          -------------
AUTOMOTIVE -- 0.9%
Ford Motor Credit Co., 7.375s, 2011                                      $       450      $     444,060
Hayes Wheels International, Inc.,
   9.125s, 2007                                                                  175              7,875
                                                                                          -------------
                                                                                          $     451,935
                                                                                          -------------
BANKS -- 0.9%
Bank America Corporation, 7.4s,
   2011                                                                  $       431      $     462,308
                                                                                          -------------
BANKS & CREDIT COS.-- 0.9%
Credit Suisse First Boston USA, 6.125s,
   2011                                                                  $       367      $     357,201
Midland Funding Corp., "B", 13.25s, 2006                                          75             86,327
Natexis AMBS Co. LLC, 8.44s, 2049 ##                                               9              9,604
                                                                                          -------------
                                                                                          $     453,132
                                                                                          -------------
BUILDING -- 2.1%
American Standard, Inc., 7.625s, 2010                                    $       475      $     475,000
Building Materials Corp. of America,
   8.625s, 2006                                                                  150            122,812
D.R. Horton, Inc., 9.375s, 2011                                                  250            256,250
Nortek, Inc., 9.25s, 2007                                                        200            204,000
                                                                                          -------------
                                                                                          $   1,058,062
                                                                                          -------------
BUILDING MATERIALS -- 0.2%
Terex Corp., 9.25s, 2011                                                 $       125      $     125,000
                                                                                          -------------
BUSINESS SERVICES -- 0.9%
Morgan Stanley Capital I Inc., 7.18s,
   2009                                                                  $       250      $     224,639
Pierce Leahy Corp., 9.125s, 2007                                                 150            158,250
Unisystem Corp., 7.875s, 2008                                                     50             48,750
                                                                                          -------------
                                                                                          $     431,639
                                                                                          -------------
CHEMICALS -- 1.7%
Huntsman ICI Holdings, 10.125s, 2009                                     $       450      $     418,500
Lyondell Chemical Co., 9.625s, 2007                                              425            427,125
                                                                                          -------------
                                                                                          $     845,625
                                                                                          -------------
COAL -- 0.3%
Luscar Coal Limited, 9.75s, 2011                                         $       135      $     142,496
                                                                                          -------------
COMMUNICATION SERVICES -- 0.5%
Comcast Cable Communications, 6.75s,
   2011                                                                  $       264      $     265,030
                                                                                          -------------
CONSUMER GOODS & SERVICES -- 0.4%
Remington Products Co., 11s, 2006                                        $       250      $     191,250
                                                                                          -------------
CONTAINER, FOREST & PAPER PRODUCTS -- 1.3%
Buckeye Cellulose Corp., 9.25s, 2008                                     $       450      $     445,500
Consolidated Container Co., 10.125s,
   2009                                                                          250            190,000
Gaylord Container Corp., 9.75s, 2007                                              50             42,000
                                                                                          -------------
                                                                                          $     677,500
                                                                                          -------------
CORPORATE ASSET-BACKED -- 4.8%
Chase Commercial Mortgage Secs Corp.,
   6.6s, 2012                                                            $       360      $     297,000
Commercial Mortgage Acceptance Corp.,
   5.44s, 2013                                                                   630            432,758
Commercial Mortgage Asset Trust, 6.25s,
   2013                                                                          350            248,158
Continental Airlines Pass-Through
   Trust, Inc., 6.545s, 2019                                                     234            203,068
DLJ Commercial Mortgage Corp., 0s,
   2005                                                                       14,500            376,085
DLJ Mortgage Acceptance Corp., 8s,
   2003                                                                  $       400      $     393,624
GMAC Commercial Mortgage
   Security, Inc., 6.02s, 2033                                                   350            264,359
Mortgage Capital Funding Inc., 7.214s,
   2007                                                                          250            217,813
                                                                                          -------------
                                                                                          $   2,432,865
                                                                                          -------------
ENERGY -- 3.2%
Allegheny Energy Supply Co. Llc, 7.8s,
   2011                                                                  $       231      $     227,362
Firstenegy Corporation, 5.5s, 2006                                               401            394,436
P&L Coal Holdings Corp., 9.625s, 2008                                            181            194,122
Progress Energy Inc., 5.85s, 2008                                                508            496,113
Pseg Power Llc, 7.75s, 2011                                                      189            198,065
Triton Energy Limited, 8.875s, 2007                                              110            122,100
                                                                                          -------------
                                                                                          $   1,632,198
                                                                                          -------------
FINANCIAL INSTITUTIONS -- 2.5%
Morgan Stanley Capital , Inc., 7.751s,
   2039                                                                  $       250      $     217,512
Morgan Stanley Capital I, Inc., 6.86s, 2010                                      250            224,097
Nationslink Funding Corp., 5s, 2009                                              740            558,700
Residential Accredit Loans Inc., 7.75s,
   2027                                                                          234            236,110
                                                                                          -------------
                                                                                          $   1,236,419
                                                                                          -------------
FOOD PRODUCTS -- 0.5%
Michael Foods, Inc., 11.75s, 2011                                        $       250      $     270,000
                                                                                          -------------
FOREST & PAPER PRODUCTS -- 0.6%
Riverwood International Corp., 10.25s,
   2006                                                                  $       300      $     306,750
                                                                                          -------------
GAMING -- 1.4%
MGM Mirage, 8.375s, 2011                                                 $       240      $     237,000
Park Place Entertainment, Corp., 8.875s,
   2008                                                                          475            480,937
                                                                                          -------------
                                                                                          $     717,937
                                                                                          -------------
INDUSTRIAL -- 1.5%
Allied Waste North America, Inc., 7.625s,
   2006                                                                  $       100      $      98,750
Allied Waste North America, Inc., 10s,
   2009                                                                          275            281,875
Waste Management Inc. Delaware, 6.5s,
   2008                                                                          369            364,390
                                                                                          -------------
                                                                                          $     745,015
                                                                                          -------------
MEDIA -- CABLE -- 3.2%
Century Communications Corp., 9.5s,
   2005                                                                  $       100      $      98,500
Chancellor Media Corp., 8.125s, 2007                                             250            260,000
Charter Communications Holdings, 8.25s,
   2007                                                                          250            240,312
Cox Communications Inc. New, 6.75s,
   2011                                                                          225            226,242
Cox Communications, Inc., 7.75s, 2010                                            108            116,166
FrontierVision Operating Partnership LP, 11s,
   2006                                                                          100            103,125
Hollinger International Publishing, 9.25s,
   2007                                                                          100             98,500
Lenfest Communications, Inc., 10.5s, 2006                                        125            144,453
NTL Communications Corp., 0s to 2003,
   12.375s, 2008                                                                 200             50,000
Young Broadcasting, Inc., 8.5s, 2008                                             250            251,250
                                                                                          -------------
                                                                                          $   1,588,548
                                                                                          -------------

                                       38

                                                                      PRINCIPAL AMOUNT
ISSUER                                                                  (000 OMITTED)           VALUE
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 1.3%
American Med International N V, 0s, 2002                                 $       250        $   241,250
Tenet Healthcare Corp., 6.375s, 2011                                             434            419,742
                                                                                            -----------
                                                                                            $   660,992
                                                                                            -----------
METALS & MINERALS -- 0.6%
AK Steel Holdings Corp., 9.125s, 2006                                    $       200        $   205,000
WCI Steel, Inc., 10s, 2004                                                       200            104,500
                                                                                            -----------
                                                                                            $   309,500
                                                                                            -----------
NATURAL GAS-- PIPELINE-- 0.9%
Consolidated Natural Gas Co., 6.25s,
   2011
                                                                         $       478        $   464,664
OIL SERVICES -- 0.5%
Chesapeake Energy Corp., 8.125s, 2011                                    $       275        $   268,125
RESTAURANTS & LODGING -- 1.0%
Station Casinos, Inc., 8.375s, 2008                                      $       475        $   481,531
SOVEREIGN BONDS -- 0.2%
Kaztransoil Co., 8.5s, 2006                                              $       100        $    96,000
TELECOM -- WIRELESS -- 2.2%
American Tower Corp., 9.375s, 2009                                       $       100        $    79,250
Centennial Cellular Operating Co., 10.75s,
   2008                                                                          200            162,000
Crown Castle International Corp., 10.75s,
   2011                                                                          300            293,250
Mobile Telesystems Finance Sa, 10.95s,
   2004                                                                           98             97,387
Nextel Communications, Inc., 0s to 2003,
   9.95s, 2008                                                                   500            343,750
Spectrasite Holdings, Inc., 0s to 2004,
   11.25s, 2009                                                                  500            130,000
                                                                                            -----------
                                                                                            $ 1,105,637
TELECOM-- WIRELINE-- 1.8%                                                                   -----------
Citizens Communications Co., 8.5s,
   2006                                                                  $       265        $   281,393
Exodus Communications, Inc., 10.75s,
   2009                                                                          250             46,250
Nextlink Communications, Inc., 10.75s,
   2009                                                                          235             28,200
Sprint Capital Corp., 6s, 2007                                                   368            365,381
Time Warner Telecommunications LLC,
   9.75s, 2008                                                                   250            198,750
                                                                                            -----------
                                                                                            $   919,974
                                                                                            -----------
TRANSPORTATION -- 0.4%
New Jersey Str Transport Trust Fund
   Authority, 5.5s, 2011                                                 $       175        $   188,832
                                                                                            -----------
U.S. GOVERNMENT AGENCIES -- 13.0%
FNMA, 5.5s, 2006                                                         $       500        $   515,155
FNMA, 6s, 2008                                                                 1,850          1,918,791
FNMA, 6.5s, 2016                                                               1,800          1,812,169
GNMA, 6.5s, 2028                                                               1,114          1,120,442
GNMA, 7s, 2031                                                                 1,000          1,020,412
GNMA, 8s, 2030                                                                   149            155,597
                                                                                            -----------
                                                                                            $ 6,542,566
                                                                                            -----------
U.S. TREASURY OBLIGATIONS -- 12.4%
U.S. Treasury Bonds, 5.375s, 2031                                        $       400        $   394,188
U.S. Treasury Bonds, 6.125s, 2029                                                600            635,064
U.S. Treasury Bonds, 6.25s, 2030                                                 700            757,533
U.S. Treasury Bonds, 6.875s, 2025                                                250            285,078
U.S. Treasury Bonds, 10.375s, 2012                                               750            960,937
U.S. Treasury Notes, 5s, 2011                                                  1,356          1,351,756
U.S. Treasury Notes, 5.875s, 2004                                              1,000          1,055,310
U.S. Treasury Notes, 6.875s, 2006                                                750            825,000
                                                                                            -----------
                                                                                            $ 6,264,866
                                                                                            -----------
UTILITIES-- ELECTRIC-- 0.7%
Niagara Mohawk Power Corp., 7.25s,
   2002                                                                  $       76         $    77,812
Niagara Mohawk Power Corp., 8.77s,
   2018                                                                         246             258,487
                                                                                            -----------
                                                                                            $   336,299
                                                                                            -----------
WATER & SEWER UTILITY REVENUE -- 0.6%
Arizona Water Infrastructure Finance,
   5.375s, 2011                                                          $      135         $   144,496
Louisville Jefferson Kentucky Sewer, 5s,
   2011                                                                         135             140,565
                                                                                            -----------
                                                                                            $   285,061
                                                                                            -----------
     Total U.S. Bonds                                                                       $32,645,431
                                                                                            -----------
FOREIGN BONDS -- 21.0%
BERMUDA -- 0.1%
Flag Ltd., 8.25s, 2008 (Telecom-Wireline)                                $       50         $    34,000
                                                                                            -----------
BRAZIL -- 1.7%
Banco Nacional de Desenvolvi, 12.262s,
   2008 (Banks and Credit Cos.)##                                        $      318         $   292,350
Brazil Fererative Rep, 8.875s, 2024                                              90              59,850
Brazil Fererative Rep, 11s, 2040                                                200             149,740
Federal Republic of Brazil, 3.25s, 2009                                         190             151,290
Federal Republic of Brazil, 8s, 2014                                            289             220,292
                                                                                            -----------
                                                                                            $   873,522
                                                                                            -----------
BULGARIA -- 1.5%
National Republic of Bulgaria, 4.563s,
   2011                                                                  $      677         $   589,129
National Republic of Bulgaria, 4.563s,
   2012                                                                         165             148,706
                                                                                            -----------
                                                                                            $   737,835
                                                                                            -----------
CANADA -- 3.3%
AT&T Canada, Inc., 0s to 2003, 9.95s,
   2008 (Telecommunications)                                             $       75         $    39,375
Government of Canada, 5.5s, 2009                                          CAD 2,506           1,600,345
                                                                                            -----------
                                                                                            $ 1,639,720
                                                                                            -----------
DENMARK -- 0.1%
Kingdom of Denmark, 6s, 2009                                                DKK 605         $    76,423
                                                                                            -----------
DOMINICAN REPUBLIC-- 0.5%
Dominican Republic, 9.5s, 2006                                           $      225         $   229,500
                                                                                            -----------
GERMANY-- 4.5%
BBVA Bancomer, 10.5s, 2011
   (Banks & Credit Cos.)                                                 $       80         $    88,000
Federal Republic of Germany, 4.5s, 2009                                   EUR 1,908           1,650,864
Federal Republic of Germany, 4.75s, 2008                                        266             235,391
Federal Republic of Germany, 6.75s, 2004                                        286             271,652
                                                                                            -----------
                                                                                            $ 2,245,907
                                                                                            -----------
GUATEMALA -- 0.2%
Guatemala Republic, 10.25s, 2011                                         $       75         $    79,125
                                                                                            -----------
ITALY -- 1.1%
Unicredito Italiano Capital Trust, 1s, 2049
   (Banks and Credit Cos.)                                               $      500         $   555,885
                                                                                            -----------
MEXICO-- 1.7%
Bepensa S.A., 9.75s, 2004
   (Food & Beverage Products)                                            $       47         $    48,410
Bepensa SA, 9.75s, 2004
   (Food & Beverage Products)                                                   303             312,090
United Mexican States, 11.375s, 2016                                            114             140,505
Grupo Iusacell S.A. de CV, 14.25s, 2006
   (Telecommunications)                                                         151             162,325
Petroleos Mexicanos, 9.5s, 2027 (Oils)                                          180             188,100
                                                                                            -----------
                                                                                            $   851,430
                                                                                            -----------

                                       39

                                                                      PRINCIPAL AMOUNT
ISSUER                                                                  (000 OMITTED)            VALUE
NETHERLANDS
United Pan Europe, 10.875s, 2009
   (Media)                                                               $      125        $     16,250
                                                                                           ------------
NEW ZEALAND -- 1.0%
Government of New Zealand, 8s, 2006                                   NZD     1,094        $    486,084
                                                                                           ------------
PANAMA -- 0.2%
Republic of Panama, 4.75s, 2014                                          $      135        $    119,454
                                                                                           ------------
PERU -- 0.4%
Republic of Peru, 4s, 2017                                               $      314        $    223,498
                                                                                           ------------
PHILIPPINES -- 0.2%
Philippines Republic, 10.625s, 2025                                      $      108        $    105,840
                                                                                           ------------
RUSSIA -- 2.9%
Ministry Of Finance Russia, 3s, 2003                                     $      153        $    138,656
Russian Federation, 3s, 2006                                                    834             523,740
Russian Federation, 5s, 2030                                                  1,391             807,760
                                                                                           ------------
                                                                                           $  1,470,156
                                                                                           ------------
SOUTH KOREA-- 0.9%
Hanvit Bank, 12.75s, 2010
   (Banks and Credit Cos.)                                               $      419        $    467,015
                                                                                           ------------
UNITED KINGDOM-- 0.7%
Daiwa PB Ltd., 2.945s, 2049
   (Banks and Credit Cos.)                                               $      150        $     89,774
Dolphin Telecom PLC, 0s to 2004, 14s,
   2009 (Telecommunications)                                                    400                  40
Telewest Communications PLC, 9.625s,
   2006 (Cable Television)                                                      250             173,750
United Kingdom Treasury, 6.75s, 2004                                  GBP        76             115,716
                                                                                           ------------
                                                                                           $    379,280
                                                                                           ------------
     Total Foreign Bonds                                                                   $ 10,590,924
                                                                                           ------------
U.S. FEDERAL AGENCIES-- 3.1%
FINANCIAL INSTITUTIONS -- 3.1%
Sallie Mae, 4.75s, 2004                                                  $    1,000        $  1,025,940
Sallie Mae, 5s, 2004                                                            500             514,220
                                                                                           ------------
     Total U.S. Federal Agencies                                                           $  1,540,160
                                                                                           ------------
     Total Bonds (Identified Cost, $46,387,877)                                            $ 44,776,515
                                                                                           ------------
PREFERRED STOCK -- 0.7%

ISSUER                                                                       SHARES
UNITED STATES -- 0.7%
CSC Holdings, Inc., 11.125s,
   (Media-Cable) *                                                            1,637        $    171,885
CSC Holdings, Inc., 8.125s,
   (Media-Cable) *                                                          188,000             193,697
        Total Preferred Stock                                                              ------------
          (Identified Cost, $324,735)                                                      $    365,582
                                                                                           ------------

CONVERTIBLE BOND -- 2.4%

                                                                      PRINCIPAL AMOUNT
ISSUER                                                                  (000 OMITTED)
UNITED KINGDOM-- 1.4%
Colt Telecom Group, 2s, 2006
   (Telecom-Wireline)                                                    $      625        $    326,760
Telewest Finance Jersey Ltd., 6s, 2005
   (Entertainment)                                                              575             360,812
                                                                                           ------------
                                                                                           $    687,572
UNITED STATES -- 1.0%                                                                      ------------
Liberty Media Corporation, 3.25s, 2031                                   $      525        $    513,844
     Total Convertible Bond                                                                ------------
        (Identified Cost, $1,457,696)                                                      $  1,201,416
                                                                                           ------------
SHORT-TERM OBLIGATIONS-- 4.3%
American Express Credit Corp.,
  due 1/02/02                                                            $      442        $    441,978
Edison Asset Securitization LLC,
  due 1/02/02                                                                 1,067           1,066,946
General Electric Capital Corp.,
  due 1/02/02                                                                   668             667,966
                                                                                           ------------
    Total Short-Term Obligations,
      at Amortized Cost                                                                    $  2,176,890
                                                                                           ------------
REPURCHASE AGREEMENT-- 2.9%
Goldman Sachs, dated 12/31/01, due
01/02/02, total to be received
$1,472,146.38 (secured by various
U.S. Treasury and Federal Agency
obligations in a jointly traded account),
at cost                                                                  $    1,472        $  1,472,000
Total Investments
(Identified Cost, $51,819,198)                                                             $ 49,992,403
                                                                                           ------------
OTHER ASSETS,
LESS LIABILITIES-- 0.8%                                                                         405,040
                                                                                           ------------
Net Assets-- 100.0%                                                                        $ 50,397,443
                                                                                           ============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:

 * Non-income producing security.
** Non-income producing security-in default.
## SEC Rule 144A restriction.
+  Restricted security.
++ Security valued by or at the direction of the Trustees.
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar.
A list of abbreviations is shown below.
AUD = Australian Dollars
BRL = Brazilian Peso
CAD = Canadian Dollars
CHF = Swiss Francs
DEM = German Marks
DKK = Danish Kronor
EUR = Euro
GBP = British Pounds
GRD = Greek Drachma
HKD = Hong Kong Dollars
JPY = Japanese Yen
NZD = New Zealand Dollars
SEK = Swedish Kronor
SGD = Singapore Dollars
VEB = Venezuelan Bolivar
ZAR = South African Rand

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 2001

                                                            EMERGING        GLOBAL                         GLOBAL
                                                             MARKETS         ASSET           GLOBAL        TOTAL
ASSETS:                                        BOND          EQUITY       ALLOCATION       GOVERNMENTS     RETURN
 Investments--                                SERIES         SERIES         SERIES           SERIES        SERIES
                                           ------------   ------------   ------------     ------------   ------------
   Unaffiliated issuers, at identified
     cost                                  $179,955,941   $ 30,394,467   $ 88,172,510     $ 51,404,799   $ 88,153,061
   Unrealized appreciation (depreciation)      (455,340)     1,308,389         19,136       (1,229,102)     1,018,586
                                           ------------   ------------   ------------     ------------   ------------
     Total investments, at value           $179,500,601   $ 31,702,856   $ 88,191,646     $ 50,175,697   $ 89,171,647
 Investments of cash collateral for
   securities loaned, at identified
   cost and value                                    --      3,242,021      1,341,180               --      1,754,380
 Cash                                           430,915        159,594         25,973              461         35,768
 Foreign currency, (identified cost,
   $--, $613,893, $106, $--, $3)                     --        601,339            109               --              3
 Net receivable for forward foreign
   currency exchange contracts                       --             --        149,089              520          2,877
 Net receivable for forward foreign
   currency exchange contract subject to
   master netting agreements                         --             --             --            2,734         10,993
 Receivable for investments sold                   --          734,209         28,742               --         94,311
 Receivable for series shares sold              289,774         10,884         82,499            2,713         20,598
 Interest and dividends receivable            2,621,283         76,491        509,789          793,311        702,665
 Receivable for daily variation margin
   on open futures contracts                         --             --             --               38              4
 Other assets                                        --            262          1,594               --             --
                                           ------------   ------------   ------------     ------------   ------------
     Total assets                          $182,842,573   $ 36,527,656   $ 90,330,621     $ 50,975,474   $ 91,793,246
                                           ============   ============   ============     ============   ============

LIABILITIES:
 Payable for investments purchased         $  1,108,981   $    595,275   $    397,134     $         --   $    211,824
 Payable for series shares reacquired           803,592         70,859         40,119           21,287         48,010
 Collateral for securities loaned,
   at value                                          --      3,242,021      1,341,180               --      1,754,380
 Net payable for forward foreign
   currency exchange contracts                       --             --        450,120           11,905         35,044
 Net payable for forward foreign
   currency exchange contracts either
   closed or subject to master netting
   agreements                                        --             --        141,810          519,359             --
 Written options outstanding, at value
   (premiums received $--, $--,$229,174,
   $--, $--)                                         --             --        170,291               --             --
 Payable for daily variation margin
   on open future contracts                          --             --         13,047               --             --
 Payable to affiliates--
   Management fee                                 8,868          3,299          5,406            3,105          5,492
   Distribution fee                                 207             --             10                3             29
 Accrued expenses and other
   liabilities                                   60,113         60,490         71,567           61,372         63,549
                                           ------------   ------------   ------------     ------------   ------------
     Total liabilities                     $  1,981,761   $  3,971,944   $  2,630,684     $    617,031   $  2,118,328
                                           ------------   ------------   ------------     ------------   ------------
     Net assets                            $180,860,812   $ 32,555,712   $ 87,699,937     $ 50,358,443   $ 89,674,918
                                           ============   ============   ============     ============   ============

NET ASSETS CONSIST OF:
 Paid-in capital                           $173,197,515   $ 41,351,924   $ 96,674,751     $ 55,015,092   $ 89,287,132
 Unrealized appreciation (depreciation)
   on investments and translation of
   assets and liabilites in foreign
   currencies                                  (455,340)     1,294,081       (387,024)      (1,727,067)       999,548
 Accumulated undistributed net
   realized gain (loss) on investments
   and foreign  currency transactions           445,481    (10,547,359)   (11,544,436)      (3,245,605)    (2,293,066)
 Accumulated undistributed net
   investment income                          7,673,156        457,066      2,956,646          316,023      1,681,304
                                           ------------   ------------   ------------     ------------   ------------
     Total                                 $180,860,812   $ 32,555,712   $ 87,699,937     $ 50,358,443   $ 89,674,918
                                           ============   ============   ============     ============   ============

Net assets

 Initial Class                             $170,392,332   $ 32,174,935   $ 87,195,307     $ 50,189,435   $ 88,198,647
 Service Class                               10,468,480        380,777        504,630          169,008      1,476,271
                                           ------------   ------------   ------------     ------------   ------------
     Total                                 $180,860,812   $ 32,555,712   $ 87,699,937     $ 50,358,443   $ 89,674,918
                                           ============   ============   ============     ============   ============
 Shares of beneficial interest
   outstanding
   Initial Class                             15,028,827      3,684,504      7,413,084        5,152,152      6,639,113
   Service Class                                924,402         43,653         42,875           17,369        111,206
                                           ------------   ------------   ------------     ------------   ------------
     Total                                   15,953,229      3,728,157      7,455,959        5,169,521      6,750,319
                                           ============   ============   ============     ============   ============

 NET ASSET VALUE:
   (NET ASSETS DIVIDED BY SHARES OF
   BENEFICIAL INTEREST OUTSTANDING)
   Initial Class                           $      11.34   $       8.73   $      11.76     $       9.74   $      13.28
                                           ============   ============   ============     ============   ============
   Service Class                           $      11.32   $       8.72   $      11.77     $       9.73   $      13.28
                                           ============   ============   ============     ============   ============

                       See notes to financial statements.

                                       41

                                                                         INTERNATIONAL
                                            GOVERNMENT       HIGH          INVESTORS          MONEY        STRATEGIC
ASSETS:                                     SECURITIES       YIELD          TRUST             MARKET        INCOME
 Investments--                                SERIES         SERIES         SERIES            SERIES        SERIES
                                           ------------   ------------   ------------     ------------   ------------
   Unaffiliated issures, at identified
     cost                                  $709,431,033   $431,939,200   $ 66,611,773     $710,573,471   $ 51,819,198
   Unrealized appreciation
     (depreciation)                           7,376,118    (60,090,165)    (2.316,782)              --     (1,826,795)
                                           ------------   ------------   ------------     ------------   ------------
     Total investments, at value           $716,807,151   $371,849,035   $ 64,294,991     $710,573,471   $ 49,992,403
 Investments of cash collateral for
   securities loaned, at identified
   cost and value                                    --             --      5,471,964               --             --
 Cash                                                --         10,097          1,718              412        267,038
 Foreign currency, at value
   (identified cost, $--, $--, $11,679,
   $--, $--)                                         --             --         11,494               --             --
 Net receivable for forward foreign
   currency exchange contracts                       --             --             --               --          1,908
 Net receivable for forward foreign
   currency exchange contracts subject
   to master netting agreements                      --             --             --               --         22,137
 Receivable for investments sold                     --             --        316,214               --             --
 Receivable for series shares sold            1,889,437        502,250         15,018       21,482,013        122,964
 Interest and dividends receivable            8,467,047      7,885,755        118,731          202,681        796,871
 Other assets                                     5,536          3,765            338           60,399             --
                                           ------------   ------------   ------------     ------------   ------------
     Total assets                          $727,169,171   $380,250,902   $ 70,230,468     $732,318,976   $ 51,203,321
                                           ============   ============   ============     ============   ============

LIABILITIES:
 Payable to custodian                      $      2,437   $         --   $         --     $         --   $         --
 Payable for investments purchased                   --             --        106,846        6,500,000        705,558
 Payable for series shares reacquired           667,747        153,677         21,386        2,392,013         14,034
 Collateral for securities loaned,
   at value                                        --             --        5,471,964               --             --
 Net payable for forward foreign
   currency exchange contracts                     --             --               --               --          6,287
 Net payable for forward foreign
   currency exchange contracts subject
   to master netting agreements                    --            4,999             --               --          8,889
 Payable to affiliates --
   Management fee                                32,414         23,244          5,131           28,964          3,065
   Distribution fee                                 582            235              8              396             48
 Accrued expenses and other liabilities         125,100        105,851         66,258           96,498         67,997
                                           ------------   ------------   ------------     ------------   ------------
     Total liabilities                     $    828,280   $    288,006   $  5,671,593     $  9,017,871   $    805,878
                                           ------------   ------------   ------------     ------------   ------------
     Net assets                            $726,340,891   $379,962,896   $ 64,558,875     $723,301,105   $ 50,397,443
                                           ============   ============   ============     ============   ============

 NET ASSETS CONSIST OF:
 Paid-in capital                           $686,254,585   $462,286,070   $ 71,203,777     $723,301,105   $ 50,216,193
 Unrealized appreciation (depreciation)
   on investments and translation of
   assets and liabilites in foreign
   currencies                                 7,376,118    (60,095,091)    (2,317,775)              --     (1,818,472)
 Accumulated net realized loss on
   investments and foreign currency
   transactions                              (4,879,770)   (58,650,029)    (4,803,348)              --       (605,942)
 Accumulated undistributed net
   investment income                         37,589,958     36,421,946        476,221               --      2,605,664
                                           ------------   ------------   ------------     ------------   ------------
     Total                                 $726,340,891   $379,962,896   $ 64,558,875     $723,301,105   $ 50,397,443
                                           ============   ============   ============     ============   ============

Net assets
 Initial Class                             $696,167,096   $367,972,613   $ 64,133,694     $702,808,085   $ 47,812,759
 Service Class                               30,173,795     11,990,283        425,181       20,493,020      2,584,684
                                           ------------   ------------   ------------     ------------   ------------
     Total                                 $726,340,891   $379,962,896   $ 64,588,875     $723,301,105   $ 50,397,443
                                           ============   ============   ============     ============   ============
 Shares of beneficial interest
   outstanding
   Initial Class                             52,433,608     52,229,431      6,455,959      702,808,085      4,760,821
   Service Class                              2,273,430      1,702,829         42,812       20,493,020        257,595
                                           ------------   ------------   ------------     ------------   ------------
     Total                                   54,707,038     53,932,260      6,498,771      723,301,105      5,018,416
                                           ============   ============   ============     ============   ============

 NET ASSET VALUE:
   (NET ASSETS DIVIDED BY SHARES OF
     BENEFICIAL INTEREST OUTSTANDING)
   Initial Class                           $      13.28   $       7.05   $       9.93     $       1.00   $      10.04
                                           ============   ============   ============     ============   ============
   Service Class                           $      13.27   $       7.04   $       9.93     $       1.00   $      10.03
                                           ============   ============   ============     ============   ============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENT OF OPERATIONS-- December 31, 2001

NET INVESTMENT INCOME:                                                       MFS EMERGING  GLOBAL ASSET     GLOBAL     GLOBAL TOTAL
                                                                  BOND         MARKETS      ALLOCATION    GOVERNMENTS     RETURN
  Income--                                                      SERIES        EQUITY         SERIES         SERIES       SERIES
                                                                              SERIES
                                                              -----------  -------------  ------------   -----------  ------------
    Interest                                                  $ 8,372,408  $      94,779  $  2,628,611   $ 2,704,387  $   1,991,321
    Dividends                                                          --      1,083,736       772,680            --        983,339
    Foreign taxes withheld                                             --        (62,205)      (74,158)           --        (73,570)
                                                              -----------  -------------  ------------   -----------  -------------
      Total investment income                                 $ 8,372,408  $   1,116,310  $  3,327,133   $ 2,704,387  $   2,901,090
                                                              -----------  -------------  ------------   -----------  -------------
  Expenses --
    Management fee                                            $   772,856  $     431,160  $    748,809   $   424,232  $     702,464
    Trustees' fees                                                  2,667          1,032         4,060         2,162          2,471
    Administrative fees                                            11,628          4,054        11,800         6,402         10,666
    Custodian fees                                                 53,513         50,755        79,983        44,344         72,443
    Printing fees                                                  12,096         20,510        11,700        19,695         11,230
    Auditing fees                                                  46,300         31,470        39,071        37,200         37,970
    Legal fees                                                      6,230          6,733         7,300         7,299          5,857
    Distribution fee (Service Class)                                3,442            103           149            64            433
    Miscellaneous                                                   6,554         12,650        46,431        14,060          7,371
                                                              -----------  -------------  ------------   -----------  -------------
      Total expenses                                          $   915,286  $     558,467  $    949,303   $   555,458  $     850,905
    Fees paid indirectly                                           (6,943)        (3,729)           --        (7,148)           (54)
                                                              -----------  -------------  ------------   -----------  -------------
      Net expenses                                            $   908,343  $     554,738  $    949,303   $   548,310  $     850,851
                                                              -----------  -------------  ------------   -----------  -------------
        Net investment income                                 $ 7,464,065  $     561,572  $  2,377,830   $ 2,156,077  $   2,050,239
                                                              -----------  -------------  ------------   -----------  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) (identified cost basis)--
    Investment transactions                                   $ 2,571,377  $   (6,639,896)$(11,617,557)  $ 1,100,392  $  (2,555,897)
    Foreign currency transactions                                      --        (87,010)      (73,360)   (2,467,137)        37,284
    Futures contracts                                                  --             --        54,823        11,183            975
    Written options transactions                                       --             --     1,170,690       245,181         76,374
                                                              -----------  -------------  ------------   -----------  -------------
      Net realized gain (loss) on investments and foreign
        currency transactions                                 $ 2,571,377  $  (6,726,906) $(10,465,404)  $(1,110,381) $  (2,441,264)
                                                              -----------  -------------  ------------   -----------  -------------
  Change in unrealized appreciation (depreciation)--
    Investments                                               $(1,538,057) $   5,337,432  $ (2,518,425)  $(1,773,876) $  (6,055,787)
    Translation of assets and liabilities in foreign
      currencies                                                       --        (10,625)      809,910      (408,021)       183,131
    Written options                                                    --             --        28,045       (80,127)       (12,874)
    Futures contracts                                                  --             --      (426,219)       33,909          3,084
                                                              -----------  -------------  ------------   -----------  -------------
        Net unrealized gain (loss) on investments and
          foreign  currency  translation                      $(1,538,057) $   5,326,807  $ (2,106,689)  $(2,228,115) $  (5,882,446)
                                                              -----------  -------------  ------------   -----------  -------------
          Net realized and unrealized gain (loss) on
            investments and foreign currency                  $ 1,033,320  $  (1,400,099) $(12,572,093)  $(3,338,496) $  (8,323,710)
                                                              -----------  -------------  ------------   -----------  -------------
            Increase (decrease) in net assets from operations $ 8,497,385  $    (838,527) $(10,194,263)  $(1,182,419) $  (6,273,471)
                                                              ===========  =============  ============   ===========  =============

                       See notes to financial statements.

                                       43

                                                                         INTERNATIONAL
                                            GOVERNMENT       HIGH          INVESTORS         MONEY         STRATEGIC
NET INVESTMENT INCOME:                      SECURITIES       YIELD           TRUST           MARKET         INCOME
  Income--                                    SERIES         SERIES          SERIES          SERIES         SERIES
                                           ------------   ------------   ------------     ------------   ------------
    Interest                               $ 39,192,444   $ 38,874,216   $    229,693     $ 25,489,414   $  3,282,823
    Dividends                                        --        694,529      1,334,523               --         22,274
    Foreign taxes withheld                           --             --       (133,634)              --             --
                                           ------------   ------------   ------------     ------------   ------------
      Total investment income              $ 39,192,444   $ 39,568,745   $  1,430,582     $ 25,489,414   $  3,305,097
                                           ------------   ------------   ------------     ------------   ------------

  Expenses--
    Management fee                         $  3,493,486   $  2,756,252   $    703,148     $  3,092,106   $    322,433
    Trustees' fees                               15,858          9,502          2,355           12,601            946
    Distribution fee (Service Class)             12,353          4,138            184            8,167            782
    Administrative fees                          64,962         40,846          8,450           62,295          4,452
    Custodian fees                              219,562        147,211        119,045          190,405         30,644
    Printing fees                                79,881         68,460         10,664           41,812         22,875
    Auditing fees                                32,800         36,800         29,970           18,800         29,250
    Legal fees                                    7,212          7,568          5,018            6,179         10,532
    Miscellaneous                                48,223         26,845          6,592          117,977         16,216
                                           ------------   ------------   ------------     ------------   ------------
      Total expenses                       $  3,974,337   $  3,097,622   $    885,426     $  3,550,342   $    438,130
    Fees paid indirectly                        (14,843)       (14,725)        (1,476)         (12,977)        (5,445)
                                           ------------   ------------   ------------     ------------   ------------
      Net expenses                         $  3,959,494   $  3,082,897   $    883,950     $  3,537,365   $    432,685
                                           ------------   ------------   ------------     ------------   ------------
        Net investment income              $ 35,232,950   $ 36,485,848   $    546,632     $ 21,952,049   $  2,872,412
                                           ------------   ------------   ------------     ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain (loss) (identified
    cost basis)--
    Investment transactions                $ 13,091,891   $(36,454,232)  $ (4,424,097)    $         --   $   (855,856)
    Written option transactions                      --             --             --               --         72,969
    Foreign currency transactions                    --        (23,999)       (61,652)              --         92,788
                                           ------------   ------------   ------------     ------------   ------------
      Net realized gain (loss) on
      investments and foreign currency
      transactions                         $ 13,091,891   $(36,478,231)  $ (4,485,749)    $         --   $   (690,099)
                                           ------------   ------------   ------------     ------------   ------------
  Change in unrealized appreciation
    (depreciation)--
    Investments                            $ (4,931,583)  $  4,548,758   $ (8,142,734)    $         --   $   (830,232)
    Written options                                  --             --             --               --          4,886
    Translation of assets and
      liabilities in foreign currencies              --         91,494         10,795               --        (32,028)
                                           ------------   ------------   ------------     ------------   ------------
      Net unrealized gain (loss) on
        investments and foreign
        currency translation               $ (4,931,583)  $  4,640,252   $ (8,131,939)    $         --   $   (857,374)
                                           ------------   ------------   ------------     ------------   ------------
        Net realized and unrealized
          gain (loss) on investments
          and foreign currency             $  8,160,308   $(31,837,979)  $(12,617,688)    $         --   $ (1,547,473)
                                           ------------   ------------   ------------     ------------   ------------
          Increase (decrease) in net
            assets from operations         $ 43,393,258   $  4,647,869   $(12,071,056)    $ 21,952,049   $  1,324,939
                                           ============   ============   ============     ============   ============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS-- December 31, 2001

                                                            EMERGING        GLOBAL                         GLOBAL
                                                            MARKETS         ASSET            GLOBAL        TOTAL
INCREASE (DECREASE) IN NET ASSETS:            BOND          EQUITY        ALLOCATION       GOVERNMENTS     RETURN
  From operations --                          SERIES         SERIES          SERIES           SERIES        SERIES
                                           ------------   ------------   ------------     ------------   ------------
    Net investment income                  $  7,464,065   $    561,572   $  2,377,830     $  2,156,077   $  2,050,239
    Net realized gain (loss) on
      investments and foreign currency
      transactions                            2,571,377     (6,726,906)   (10,465,404)      (1,110,381)    (2,441,264)
    Net unrealized gain (loss) on
      investments and foreign currency
      translation                            (1,538,057)     5,326,807     (2,106,689)      (2,228,115)    (5,882,446)
                                           ------------   ------------   ------------     ------------   ------------
      Increase (decrease) in net assets
        from operations                    $  8,497,385   $   (838,527)  $(10,194,263)    $ (1,182,419)  $ (6,273,471)
                                           ------------   ------------   ------------     ------------   ------------
  Distributions declared to
    shareholders --
    From net investment income
      (Initial Class)                      $ (4,112,856)  $         --   $ (4,982,107)    $         --   $ (3,905,320)
    In excess of net investment income
      (Initial Class)                                --             --     (8,662,374)              --            --
    From net realized gain on investments
      and foreign currency  transactions             --             --             --               --     (5,881,613)

    In excess of net realized gain on
      investments and foreign
      currency transactions                          --             --       (907,812)              --        (37,459)
                                           ------------   ------------   ------------     ------------   ------------
      Total distributions declared to
        shareholders                       $ (4,112,856)  $         --   $(14,552,293)    $         --   $ (9,824,392)
                                           ------------   ------------   ------------     ------------   ------------
    Net increase (decrease) in net
      assets from series share
      transactions                         $100,514,924   $ (2,950,500)  $ (2,964,523)    $ (9,900,183)  $  4,081,180
                                           ------------   ------------   ------------     ------------   ------------
      Total increase (decrease) in
        net assets                         $104,899,453   $ (3,789,027)  $(27,711,079)    $(11,082,602)  $(12,016,683)

NET ASSETS --
    At beginning of period                   75,961,359     36,344,739    115,411,016       61,441,045    101,691,601
                                           ------------   ------------   ------------     ------------   ------------
    At end of period                       $180,860,812   $ 32,555,712   $ 87,699,937     $ 50,358,443   $ 89,674,918
                                           ============   ============   ============     ============   ============

    ACCUMULATED UNDISTRIBUTED NET
      INVESTMENT INCOME INCLUDED IN NET
      ASSETS AT END OF PERIOD              $  7,673,156   $    457,066   $  2,957,518     $    316,023   $  1,681,304
                                           ============   ============   ============     ============   ============

                                                                         INTERNATIONAL
                                            GOVERNMENT       HIGH          INVESTORS         MONEY         STRATEGIC
INCREASE (DECREASE) IN NET ASSETS:          SECURITIES       YIELD           TRUST           MARKET         INCOME
  From operations --                        SERIES          SERIES          SERIES           SERIES         SERIES
                                           ------------   ------------   ------------     ------------   ------------
    Net investment income                  $ 35,232,950   $ 36,485,848   $    546,632     $ 21,952,049   $  2,872,412
    Net realized gain (loss) on
      investments and foreign currency
      transactions                           13,091,891    (36,478,231)    (4,485,749)              --       (690,099)
    Net unrealized gain (loss) on
      investments and foreign currency
      translation                            (4,931,583)     4,640,252     (8,131,939)              --       (857,374)
                                           ------------   ------------   ------------     ------------   ------------
      Increase (decrease) in net assets
        from operations                    $ 43,393,258   $  4,647,869   $(12,071,056)      21,952,049      1,324,939
                                           ------------   ------------   ------------     ------------   ------------
  Distributions declared to
    shareholders--
    From net investment income
      (Initial Class)                      $(33,875,836)  $(34,466,446)    (1,489,663)    $(21,890,858)  $ (1,411,873)
    From net investment income
      (Service Class)                                --             --             --          (61,191)            --
    In excess of net investment income
      (Initial Class)                                --             --             --               --             --
    From net realized gain on
      investments and foreign currency
      transactions (Initial Class)                   --             --     (7,003,404)              --       (107,093)
    In excess of net realized gain on
      investments and foreign
      currency transactions                          --             --       (382,327)              --        (42,553)
                                           ------------   ------------   ------------     ------------   ------------
      Total distributions declared to
        shareholders                       $(33,875,836)  $(34,466,446)  $ (8,875,394)    $(21,952,049)  $ (1,561,519)
                                           ------------   ------------   ------------     ------------   ------------
    Net increase in net assets from
      series share transactions            $149,815,322   $ 76,739,187   $  2,563,478     $246,930,703   $ 17,310,788
                                           ------------   ------------   ------------     ------------   ------------
      Total increase (decrease) in net
        assets                             $159,332,744   $ 46,920,610   $(18,382,972)    $246,930,703   $ 17,074,208

NET ASSETS --
  At beginning of period                    567,008,147    333,042,286     82,941,847      476,370,402     33,323,235
                                           ------------   ------------   ------------     ------------   ------------
  At end of period                         $726,340,891   $379,962,896   $ 64,558,875     $723,301,105   $ 50,397,443
                                           ============   ============   ============     ============   ============

  ACCUMULATED UNDISTRIBUTED NET INVESTMENT
    INCOME INCLUDED IN NET
    ASSETS AT END OF PERIOD                $ 37,589,958   $ 36,421,946   $    476,221     $         --   $  2,605,664
                                           ============   ============   ============     ============   ============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS -- Year Ended December 31, 2001

                                                            EMERGING        GLOBAL                         GLOBAL
                                                            MARKETS         ASSET            GLOBAL        TOTAL
INCREASE (DECREASE) IN NET ASSETS:           BOND          EQUITY        ALLOCATION       GOVERNMENTS     RETURN
  From operations--                          SERIES         SERIES          SERIES           SERIES        SERIES
                                           ------------   ------------   ------------     ------------   ------------
    Net investment income (loss)           $  4,104,124   $    (46,533)  $  3,588,094     $  3,299,212   $  3,181,458
    Net realized gain (loss) on
      investments and foreign currency
      transactions                             (761,897)       (28,068)    10,808,058       (6,111,101)     6,822,035
    Net unrealized gain (loss) on
      investments and foreign currency
      translation                             2,850,884     10,461,584)   (17,173,663)       3,225,149     (7,799,753)
                                           ------------   ------------   ------------     ------------   ------------
      Increase (decrease) in net assets
        from operations                    $  6,193,111   $(10,536,185)  $ (2,777,511)    $    413,260   $  2,203,740
                                           ------------   ------------   ------------     ------------   ------------
  Distributions declared to
    shareholders--
    From net investment income             $ (2,377,758)  $     (4,883)  $ (5,541,581)    $ (2,702,078   $ (2,238,156)
    From net realized gain on
      investments and foreign
      currency transactions                          --             --       (959,983)              --     (5,382,594)
    From paid-in capital                             --             --             --           (6,979)            --
                                           ------------   ------------   ------------     ------------   ------------
      Total distributions declared to
        shareholders                       $ (2,377,758)  $     (4,883)  $ (6,501,564)    $ (2,709,057)  $ (7,620,750)
                                           ------------   ------------   ------------     ------------   ------------
    Net increase (decrease) in net
      assets from series share
      transactions                         $ 20,004,597   $  8,746,891   $   (383,592)    $(10,581,269)  $      9,210
                                           ------------   ------------   ------------     ------------   ------------
      Total increase (decrease) in net
      assets                               $ 23,819,950   $ (1,794,177)  $ (9,662,667)    $(12,877,066)  $ (5,407,800)
                                           ------------   ------------   ------------     ------------   ------------

NET ASSETS --
  At beginning of period                     52,141,409     38,138,916    125,073,683       74,318,111    107,099,401
                                           ------------   ------------   ------------     ------------   ------------
  At end of period                         $ 75,961,359   $ 36,344,739   $115,411,016     $ 61,441,045   $101,691,601
                                           ============   ============   ============     ============   ============

  ACCUMULATED UNDISTRIBUTED NET
    INVESTMENT INCOME (LOSS)INCLUDED IN
    NET ASSETS AT END OF PERIOD            $  4,107,351   $    (18,501)  $  5,422,689     $   (137,453)  $  3,920,564
                                           ============   ============   ============     ============   ============

                                                                         INTERNATIONAL
                                            GOVERNMENT       HIGH         GROWTH AND         MONEY         STRATEGIC
INCREASE (DECREASE) IN NET ASSETS:          SECURITIES       YIELD           INCOME          MARKET         INCOME
  From operations --                        SERIES          SERIES          SERIES           SERIES         SERIES
                                           ------------   ------------   ------------     ------------   ------------
    Net investment income                  $ 33,783,168   $ 34,055,352   $  1,518,312     $ 25,006,334   $  1,914,572
    Net realized gain (loss) on
      investments and foreign currency
      transactions                           (2,945,354)    (6,398,813)     7,459,314               --       (396,342)
    Net unrealized loss on investments
      and foreign currency translation       29,733,729    (50,598,880)   (10,637,023)              --       (658,046)
                                           ------------   ------------   ------------     ------------   ------------
      Increase (decrease) in net assets
        from operations                    $ 60,571,543   $(22,942,341)  $ (1,659,397)    $ 25,006,334   $    860,184
                                           ------------   ------------   ------------     ------------   ------------
  Distributions declared to
    shareholders--
    From net investment income             $(31,085,513)  $(31,322,565)  $   (678,424)    $(25,006,334)  $   (906,553)
    From net realized gain on
      investments and foreign currency
      transactions                                   --             --     (7,796,721)              --             --
                                           ------------   ------------   ------------     ------------   ------------
      Total distributions declared to
        shareholders                       $(31,085,513)  $(31,322,565)  $ (8,475,141)    $(25,006,334)  $   (906,553)
                                           ------------   ------------   ------------     ------------   ------------
    Net increase (decrease) in net
      assets from series share
      transactions                         $ 26,762,199   $ 32,207,204   $  8,507,841     $(25,543,823)  $ 13,686,630
                                           ------------   ------------   ------------     ------------   ------------
      Total increase (decrease) in net
        assets                             $ 56,248,229   $(22,057,702)  $ (1,626,701)    $(25,543,823)  $ 13,640,261
                                           ------------   ------------   ------------     ------------   ------------

NET ASSETS:
  At beginning of period                    510,759,918    355,099,988     84,568,548      501,914,225     19,682,974
                                           ------------   ------------   ------------     ------------   ------------
  At end of period                         $567,008,147   $333,042,286   $  82,941,84     $476,370,402   $ 33,323,235
                                           ============   ============   ============     ============   ============

  ACCUMULATED UNDISTRIBUTED NET
    INVESTMENT INCOME INCLUDED IN
    NET ASSETS AT END OF PERIOD            $ 33,874,890   $ 34,242,779   $  1,483,984     $         --   $  1,316,775
                                           ============   ============   ============     ============   ============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                                 BOND SERIES
                                                           ------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------
INITIAL CLASS SHARES                                          2001          2000        1999          1998*
                                                              ----          ----        ----          -----
Per share data (for a share outstanding throughout
  each period):
Net asset value--beginning of period                       $   10.91     $   10.36    $  10.69      $  10.00
                                                           ---------     ---------    --------      --------
Income from investment operations# Sections --
   Net investment income Section                           $    0.65     $    0.71    $   0.67      $   0.33
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions              0.19          0.30       (0.85)         0.36
                                                           ---------     ---------    --------      --------
      Total from investment operations                     $    0.84     $    1.01    $  (0.18)     $   0.69
                                                           ---------     ---------    --------      --------
Less distributions declared to shareholders
   From net investment income                              $   (0.41)    $   (0.46)   $  (0.10)     $     --
   From net realized gain on investments and
     foreign currency transactions                                --            --       (0.05)           --
   In excess of net investment income                             --            --          --            --
   In excess of net realized gain on investments
     and foreign currency transactions                            --            --          --+++         --
                                                           ---------     ---------    --------      --------
      Total distributions declared to shareholders         $   (0.41)    $   (0.46)   $  (0.15)          --
                                                           ---------     ---------    --------      --------
Net asset value--end of period                             $   11.34     $   10.91    $  10.36      $  10.69
                                                           =========     =========    ========      ========
TOTAL RETURN^                                                  7.85%        10.18%      (1.69)%        6.90%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA SECTION.
   Expenses##                                                   0.71%         0.72%       0.72%         1.03%+
   Net investment income Sections                               5.80%         6.85%       6.37%         4.88%+
PORTFOLIO TURNOVER                                               236%          252%        267%          161%
NET ASSETS AT END OF PERIOD (000 OMITTED)                  $ 170,392     $  75,961    $ 52,141      $ 19,595

Section The investment adviser voluntarily waived a portion of its fee for the Bond Series for the period indicated. If the fee had not been incurred by the series, the net investment income per share and the ratios would have been:

        Net investment income                                                                       $   0.33
        RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                                                                      1.07%+
        Net investment income                                                                           4.84%+

                                                                                                       BOND SERIES
                                                                                                    -------------------
                                                                                                       PERIOD ENDED
SERVICE CLASS SHARES                                                                                DECEMBER 31, 2001**
                                                                                                    -------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                                                  $   11.19
                                                                                                        ---------
Income from investment operations# Sections --
   Net investment income                                                                                $    0.22
   Net realized and unrealized gain (loss) on investments and foreign currency transactions                 (0.09)
                                                                                                        ---------
     Total from investment operations                                                                   $    0.13
                                                                                                        ---------
Net asset value--end of period                                                                          $   11.32
                                                                                                        =========
TOTAL RETURN^                                                                                               1.16%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA
   Expenses##                                                                                                0.96%+
   Net investment income Sections                                                                            5.52%+
PORTFOLIO TURNOVER                                                                                            236%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                                               $  10,468

       + Annualized.
      ++ Not annualized.

     +++ Per share amount was less than $0.01.

       * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
      ** For the period from the inception of the Service Class Shares, August 24, 2001, through December 31, 2001.

       # Per share data are based on average shares outstanding.
      ## Ratios do not reflect reductions from certain expense offset arrangements.

      ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
Sections As, required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for both ?classes for the year ended December 31, 2001 was to by $0.01, increase net realized and decrease net investment income per share unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.13%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


                       See notes to financial statements.

                                                                                         EMERGING MARKET EQUITY SERIES
                                                                                         -----------------------------
                                                                                             YEAR ENDED DECEMBER 31,
                                                                                             -----------------------
INITIAL CLASS SHARES                                                            2001        2000           1999      1998    1997
                                                                               ---------   --------    ---------  --------  -------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value-- beginning of period                                          $    8.82   $  11.42    $   7.49   $  11.04  $ 10.00
                                                                               ---------   --------    --------   --------  -------
Income from investment operations#
  Net investment income (loss)                                                 $    0.14   $  (0.01)   $   0.04   $   0.09  $  0.17
  Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                     (0.23)     (2.59)       3.89      (3.30)    0.88
                                                                               ---------   --------    --------   --------  -------
      Total from investment operations                                         $   (0.09)  $  (2.60)   $   3.93   $  (3.21) $  1.05
                                                                               ---------   --------    --------   --------  -------
Less distributions declared to shareholders
  From net investment income                                                   $      --   $   0.00+++ $     --   $  (0.13) $ (0.01)
  From net realized gain on investments and foreign currency transactions             --         --          --      (0.10)      --
  In excess of net investment income and foreign currency transactions                --         --          --      (0.05)      --
  From paid in capital                                                                --         --          --      (0.06)      --
                                                                               ---------   --------    --------   --------- -------
      Total distributions declared to shareholders                             $      --   $     --    $     --   $  (0.34) $ (0.01)
                                                                               ---------   --------    --------   --------- -------
Net asset value-- end of period                                                $    8.73   $   8.82    $  11.42   $   7.49  $ 11.04
                                                                               =========   ========    ========   ========  =======
TOTAL RETURN^                                                                    (1.02)%   (22.76)%     52.47%    (29.98)%  10.46%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA SECTIONS.:
  Expenses##                                                                        1.62%      1.57%       1.60%      1.59%    1.07%
  Net investment income Sections.                                                   1.63%     (0.12)%      0.44%      1.03%    1.38%
PORTFOLIO TURNOVER                                                                   179%       149%        137%        92%      69%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                      $  32,175   $ 36,345    $ 38,139   $ 17,119  $24,181

Section The investment adviser voluntarily waived a portion of its fee for the Emerging Markets Equity Series for certain of the periods indicated. If the fee had been incurred by the series, the net investment income
        (loss) per share and the ratios would have been:

Net investment income                                                                                                       $  0.16
Ratios (to average net assets):
Expenses##                                                                                                                     1.55%
Net investment income                                                                                                          0.90%

                                                                                                  EMERGING MARKET
                                                                                                   EQUITY SERIES
                                                                                                 ------------------
                                                                                                   PERIOD ENDED
SERVICE CLASS SHARES                                                                             DECEMBER 31, 2001*
                                                                                                 ------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value-- beginning of period                                                             $     8.35
                                                                                                  ----------
Income from investment operations# Sections --
  Net investment income                                                                                 0.00+++
  Net realized and unrealized gain (loss) on investments and foreign currency                           0.37
                                                                                                  ----------
    transactions
    Total from investment operations                                                              $     0.37
                                                                                                  ----------
  Net asset value--end of period                                                                  $     8.72
                                                                                                  ==========
  TOTAL RETURN^                                                                                         4.43%++
  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
    Expenses##                                                                                          1.87%+
    Net investment income Sections.                                                                     0.22%+
PORTFOLIO TURNOVER                                                                                       179%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                                         $      381

+  Annualized.
++ Not annualized.

+++Per share amount was less than $0.01.

  *For the period from the inception of the Service Class Shares, August 24,
   2001, through December 31, 2001.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect reductions from certain expense offset  arrangements.

 ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                  GLOBAL ASSET ALLOCATION SERIES
                                                                      ----------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31, 2001
                                                                      ----------------------------------------------------
INITIAL CLASS SHARES                                                     2001      2000       1999       1998       1997
                                                                      --------   --------   --------   --------   --------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR):
Net asset value -- beginning of year                                  $  14.96   $  16.19   $ 14.45    $  14.54   $  13.78
                                                                      --------   --------   --------   --------   --------
Income from investment operations# Section--
   Net investment income                                              $   0.31   $   0.46   $   0.35   $   0.47   $   0.44
   Net realized and unrealized gain (loss) on investments and
     foreign currency  transactions                                      (1.52)     (0.83)      2.20       0.54       1.02
                                                                      --------   --------   --------   --------   --------
         Total from investment operations                             $  (1.21)  $  (0.37)  $   2.55   $   1.0    $   1.46
                                                                      --------   --------   --------   --------   --------
Less distributions declared to shareholders--
  From net investment income                                          $  (0.68)  $  (0.73)  $  (0.78)  $  (0.50)  $  (0.22)
  From net realized gain on investments and foreign currency
     transactions                                                        (1.19)     (0.13)     (0.03)     (0.60)     (0.48)
  In excess of net realized gain on investments and foreign
    currency transactions                                                (0.12)        --         --         --         --
                                                                      --------   --------   --------   --------   --------
         Total distributions declared to shareholders                 $  (1.99)  $  (0.86)  $  (0.81)  $  (1.10)  $  (0.70)
                                                                      --------   --------   --------   --------   --------
Net asset value -- end of year                                        $ (11.76)  $  14.96   $  16.19   $  14.45   $  14.54
                                                                      ========   ========   ========   ========   ========
TOTAL RETURN^                                                            (8.89)%    (2.31)%    18.48%      6.60%     10.87%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                              0.95%      0.90%      0.89%      0.90%      0.92%
  Net investment incomes Section                                          2.38%      2.93%      2.44%      3.21%      3.06%
PORTFOLIO TURNOVER                                                         137%       144%       180%       163%       162%
NET ASSETS AT END OF PERIOD (000 OMITTED)                             $ 87,195   $115,411   $125,074   $126,641   $122,912

                                                                                               GLOBAL ASSET
                                                                                            ALLOCATION SERIES
                                                                                            ------------------
                                                                                               PERIOD ENDED
SERVICE CLASS SHARES                                                                        DECEMBER 31, 2001*
                                                                                            ------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value-- beginning of period                                                           $   12.01
                                                                                                ---------
Income from investment operations#--
   Net investment income                                                                        $    0.07
   Net realized and unrealized gain (loss) on investments and foreign currency transactions         (0.31)
                                                                                                ---------
Total from investment operations                                                                $   (0.24)
                                                                                                ---------
Net asset value-- end of period                                                                 $   11.77
                                                                                                =========
TOTAL RETURN^                                                                                       (1.99)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses##                                                                                        1.20%+
   Net investment income Section                                                                     1.65%+
PORTFOLIO TURNOVER                                                                                    137%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                                       $     505

   * For the period from the inception of the Service Class Shares, August 24, 2001, through December 31, 2001.

   + Annualized.
  ++ Not annualized.
   # Per share data are based on average assets outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements.
  ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

 Section As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortzing premium on debt securites. The effect of the change on the Initial Class for the period ending December 31, 2001, was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.08%. The effect of this change on the Service Class for the same period was to decrease investment income per share by less than $0.01, increase realized and unrealised gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share ratios and supplemental data for periods prior January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

                                                                                        GLOBAL GOVERNMENTS SERIES
                                                                         --------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31, 2001
                                                                         --------------------------------------------------------
INITIAL CLASS SHARES                                                        2001      2000         1999         1998       1997
                                                                         --------   --------     --------     --------  ---------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value-- beginning of year                                      $   9.95   $  10.27     $  12.23     $  10.72  $   11.26
                                                                         --------   --------     --------     --------  ---------
Income from investment operations# Section --
  Net investment income                                                  $   0.38   $   0.50     $   0.50     $   0.53  $    0.58
  Net realized and unrealized gain (loss) on investments and  foreign
    currency transactions                                                   (0.59)     (0.40)       (1.11)        1.11      (0.68)
                                                                         --------   --------     --------     --------  ---------
         Total from investment operations                                $  (0.21)  $   0.10     $  (0.61)    $   1.64  $   (0.10)
                                                                         --------   --------     --------     --------  ---------
Less distributions declared to shareholders --
  From net investment income                                             $     --   $  (0.42)    $  (1.01)    $  (0.13) $   (0.38)
  From net realized gain on investments and foreign currency transactions      --         --        (0.34)          --      (0.05)
  In excess of net realized gain on investments and foreign currency
    transactions                                                               --         --        (0.00)+++       --      (0.01)
From paid-in capital                                                           --      (0.00)+++       --           --         --
                                                                         --------   --------     --------     --------  ---------
         Total distributions declared to shareholders                    $     --   $  (0.42)    $  (1.35)    $  (0.13) $   (0.44)
                                                                         --------   --------     --------     --------  ---------
Net asset value -- end of year                                           $   9.74   $   9.95     $  10.27     $  12.23  $   10.72
                                                                         ========   ========     ========     ========  =========
TOTAL RETURN^                                                               (2.11)%     1.22%       (5.18)%      15.46%     (0.76)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                 0.98%      0.94%        0.90%        0.88%      0.91%
  Net investment income Section                                              3.81%      5.11%        4.55%        4.75%      5.43%
PORTFOLIO TURNOVER                                                             67%       131%         176%         315%       344%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                $ 50,189   $ 61,441     $ 74,318     $ 99,220  $ 110,386

                                                                                             GLOBAL GOVERNMENTS SERIES
                                                                                             -------------------------
                                                                                                   PERIOD ENDED
SERVICE CLASS SHARES                                                                             DECEMBER 31, 2001*
                                                                                                 ------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                                               $  9.98
                                                                                                     -------
Income from investment operations# Section --
   Net investment income                                                                             $  0.12
   Net realized and unrealized  loss on investments and foreign currency transactions++++              (0.37)
                                                                                                     -------
         Total from investment operations                                                            $ (0.25)
                                                                                                     -------
Net asset value-- end of period                                                                      $  9.73
                                                                                                     =======
TOTAL RETURN^                                                                                          (2.51)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses##                                                                                           1.23%+
   Net investment income Section                                                                        3.34%+
PORTFOLIO TURNOVER                                                                                        67%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                                            $   169

   + Annualized.
  ++ Not annualized.

 +++ Per share amount was less than $0.01.
   * For the period from the inception of the Service Class Shares, August 24, 2001, through December 31, 2001.

   # Per share data are based on average assets outstanding.

  ## Ratios do not reflect reductions from certain expense offset arrangements.

   ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

Section As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortzing premium on debt securites. The effect of the change on the Initial Class for the period ending December 31, 2001, was to decrease net investment income per share by $0.04, increase realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.40%. The effect of this change on the Service Class for the same period was to decrease investment income per share by less than $0.01, increase realized and unrealised gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.38%. Per share ratios and supplemental data for periods prior January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

                                                                                          GLOBAL TOTAL RETURN SERIES
                                                                           ---------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31, 2001
                                                                           ---------------------------------------------------------
INITIAL CLASS SHARES                                                          2001        2000       1999         1998       1997
                                                                           ---------   ---------   ---------   ---------   ---------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                     $   15.74   $   16.65   $   16.61   $   14.70   $   13.27
                                                                           ---------   ---------   ---------   ---------   ---------
Income from investment operations# Section --
   Net investment income                                                   $    0.31   $    0.50   $    0.39   $    0.38   $   0.40
   Net realized and unrealized gain (loss) on investments and foreign
     currency transactions                                                     (1.24)      (0.16)       0.90        2.26       1.38
                                                                           ---------   ---------   ---------   ---------   ---------
          Total from investment operations                                 $   (0.93)  $    0.34   $    1.29   $    2.64   $   1.78
                                                                           ---------   ---------   ---------   ---------   ---------
Less distributions declared to shareholders
   From net investment income                                              $   (0.61)  $   (0.37)  $   (0.52)  $   (0.32)  $  (0.18)
   From net realized gain on investments and foreign currency transactions     (0.92)      (0.88)      (0.73)      (0.41)     (0.17)
   In excess of net realized gain on investments                                   0**        --          --          --         --
                                                                           ---------   ---------   ---------   ---------   ---------
Total distributions declared to shareholders                               $   (1.53)  $   (1.25)  $   (1.25)  $   (0.73)  $  (0.35)
                                                                           ---------   ---------   ---------   ---------   ---------
Net asset value -- end of period                                           $   13.28   $   15.74   $   16.65   $   16.61   $  14.70
                                                                           =========   =========   =========   =========   =========
TOTAL RETURN^                                                                  (6.17)%      2.28%       8.43%      18.37%     13.61%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses##                                                                   0.91%       0.91%       0.89%       0.93%      1.04%
   Net investment income Section                                                2.19%       3.13%       2.48%       2.44%      2.85%
PORTFOLIO TURNOVER                                                                66%         86%        116%        141%       171%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                  $  88,199   $ 101,692   $ 107,099   $  99,955   $ 71,823

                                                                                          GLOBAL TOTAL
                                                                                         RETURN SERIES
                                                                                       ------------------
                                                                                         PERIOD ENDED
SERVICE CLASS SHARES                                                                   DECEMBER 31, 2001*
                                                                                       ------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                                   $   13.58
                                                                                         ---------
Income from investment operations# Section --
   Net investment income                                                                 $    0.09
   Net realized and unrealized loss on investments and foreign currency transactions         (0.39)+++
                                                                                         ---------
          Total from investment operations                                               $   (0.30)
                                                                                         ---------
Net asset value -- end of period                                                         $   13.28
                                                                                         =========
TOTAL RETURN^                                                                                (2.20)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses##                                                                                 1.16%+
   Net investment income section                                                              1.82%+
PORTFOLIO TURNOVER                                                                              66%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                                $   1,476

   * For the period from the inception of Service Class Shares, August 24, 2001, through December 31, 2001.

  ** Per share amount was less than $0.01.

   + Annualized.
  ++ Not annualized.

 +++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gain and losses at such time.

   # Per share data are based on average outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements.
   ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

Section As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortzing premium on debt securites. The effect of the change on the Initial Class for the period ending December 31, 2001, was to decrease net investment income per share by $0.02, increase realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.17%. The effect of this change on the Service Class for the same period was to decrease investment income per share by less than $0.01, increase realized and unrealised gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.16%. Per share ratios and supplemental data for periods prior January 1, 2001 have not been restated to reflect this change in presentation.


                       See notes to financial statements.

                                                                                        GOVERNMENT SECURITIES SERIES
                                                                   ----------------------------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------------------------------
INITIAL CLASS SHARES                                                   2001        2000          1999         1998          1997
                                                                   ----------   ---------    ----------    ----------    ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                             $    13.11   $   12.48    $    13.40    $    13.04    $    12.87
                                                                   ----------   ---------    ----------    ----------    ----------
Income from investment operations# Section --
   Net investment income                                           $     0.73   $    0.81    $     0.81    $     0.77    $     0.81
   Net realized and unrealized gain (loss) on investments                0.22        0.62         (1.06)         0.32          0.25
                                                                   ----------   ---------    ----------    ----------    ----------
          Total from investment operations                         $     0.95   $    1.43    $    (0.25)   $     1.09    $     1.06
                                                                   ----------   ---------    ----------    ----------    ----------
Less distributions declared to shareholders --
   From net investment income                                      $    (0.78)  $   (0.80)   $    (0.67)   $    (0.73)   $    (0.89)
                                                                   ----------   ---------    ----------    ----------    ----------
Net asset value -- end of period                                   $    13.28   $   13.11    $    12.48    $    13.40    $    13.04
                                                                   ==========   =========    ==========    ==========    ==========
TOTAL RETURN^                                                            7.47%      12.11%        (1.88)%        8.70%         8.72%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses##                                                            0.62%       0.62%         0.61%         0.62%         0.63%
   Net investment income Section                                         5.55%       6.47%         6.30%         5.82%         6.38%
PORTFOLIO TURNOVER                                                         97%         70%           83%          107%          182%
NET ASSETS AT END OF PERIOD (000 OMITTED)                          $  696,167   $ 567,008    $  510,760    $  457,474    $  387,732

                                                                    GOVERNMENT SECURITIES SERIES
                                                                    ----------------------------
                                                                           PERIOD ENDED
SERVICE CLASS SHARES                                                    DECEMBER 31, 2001*
                                                                        ------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                    $  13.06
                                                                          --------
Income from investment operations# Section --
   Net investment income                                                  $   0.28
   Net realized and unrealized loss on investments                           (0.07)
                                                                          --------
          Total from investment operations                                $   0.21
                                                                          --------
Net asset value -- end of period                                          $  13.27
                                                                          ========
TOTAL RETURN                                                                  1.61%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses##                                                                 0.87%+
   Net investment income Section                                              5.52%+
PORTFOLIO TURNOVER                                                              97%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                 $ 30,174

   * For the period from the inception of the Service Class Shares, August 24, 2001, through December 31, 2001.

   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements.
   ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

Section As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortzing premium on debt securites. The effect of the change on the Initial Class for the period ending December 31, 2001, was to decrease net investment income per share by $0.03, increase realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets by 0.26%. The effect of this change on the Service Class for the same period was to decrease investment income per share by less than $0.01, increase realized and unrealised gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.02%. Per share ratios and supplemental data for periods prior January 1, 2001 have not been restated to reflect this change in presentation.


                       See notes to financial statements.

                                                                                           HIGH YIELD SERIES
                                                                      --------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                      --------------------------------------------------------
INITIAL CLASS SHARES                                                     2001      2000        1999         1998       1997
                                                                      ---------  ---------   ---------   ---------   ---------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                $    7.63  $    9.02   $    9.16   $    9.71   $    9.21
                                                                      ---------  ---------   ---------   ---------   ---------
Income from investment operations# Section --
   Net investment income                                              $    0.73  $    0.84   $    0.83   $    0.83   $    0.82
   Net realized and unrealized gain (loss) on investments and foreign
     currency transactions                                                (0.57)     (1.39)      (0.20)      (0.75)       0.33
                                                                      ---------  ---------   ---------   ---------   ---------
          Total from investment operations                            $    0.16  $   (0.55)  $    0.63   $    0.08   $    1.15
                                                                      ---------  ---------   ---------   ---------   ---------
Less distributions declared to shareholders --
   From net investment income                                         $   (0.74) $   (0.84)  $   (0.77)  $   (0.63)  $   (0.65)
                                                                      ---------  ---------   ---------   ---------   ---------
Net asset value -- end of period                                      $    7.05  $    7.63   $    9.02   $    9.16   $    9.71
                                                                      =========  =========   =========   =========   =========
TOTAL RETURN^                                                              1.80%     (6.79)%      6.92%       0.58%      13.24%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses##                                                              0.84%      0.83%       0.83%       0.82%       0.84%
   Net investment income Section                                           9.93%      9.96%       9.10%       8.78%       8.70%
PORTFOLIO TURNOVER                                                           58%        56%         86%        135%        130%
NET ASSETS AT END OF PERIOD (000 OMITTED)                             $ 367,973  $ 333,042   $ 355,100   $ 326,232   $ 275,207

                                                                                        HIGH YIELD SERIES
                                                                                        ------------------
                                                                                           PERIOD ENDED
SERVICE CLASS SHARES                                                                    DECEMBER 31, 2001*
                                                                                        ------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                                       $    7.09
                                                                                             ---------
Income from investment operations# Section --
   Net investment income                                                                     $    0.25
   Net realized and unrealized loss on investments and foreign currency transactions             (0.30)
                                                                                             ---------
          Total from investment operations                                                   $   (0.05)
                                                                                             ---------
Net asset value -- end of period                                                             $    7.04
                                                                                             =========
TOTAL RETURN                                                                                      1.66%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses##                                                                                     1.09%+
   Net investment income Section                                                                  9.55%+
PORTFOLIO TURNOVER                                                                                  58%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                                    $  11,990

   * For the period from the inception of the Service Class Shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.

   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements.
   ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

 Section As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortzing premium on debt securites. The effect of the change on the Initial Class for the period ending December 31, 2001, was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.01%. The effect of this change on the Service Class for the same period was to decrease investment income per share by less than $0.01, increase realized and unrealised gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.01%. Per share ratios and supplemental data for periods prior January 1, 2001 have not been restated to reflect this change in presentation.


                       See notes to financial statements.

                                                                                      INTERNATIONAL INVESTORS TRUST
                                                                           ----------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                           ----------------------------------------------------
INITIAL CLASS SHARES                                                          2001       2000      1999       1998       1997
                                                                           --------   --------   --------   --------   --------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                     $  13.16   $  14.97   $  13.19   $  11.17   $  10.62
                                                                           --------   --------   --------   --------   --------
Income from investment operations# --
   Net investment income                                                   $   0.08   $   0.25   $   0.12   $   0.10   $   0.14
   Net realized and unrealized gain (loss) on investments and foreign
      currency transactions                                                   (1.89)     (0.58)      2.07       2.31       0.55
                                                                           --------   --------   --------   --------   --------
          Total from investment operations                                 $  (1.81)  $  (0.33)  $   2.19   $   2.41   $   0.69
                                                                           --------   --------   --------   --------   --------
Less distributions declared to shareholders --
   From net investment income                                              $  (0.24)  $  (0.12)  $  (0.09)  $  (0.11)  $  (0.11)
   From net realized gain on investments and foreign currency transactions    (1.12)     (1.36)     (0.32)     (0.28)     (0.03)
   In excess of net realized gain on investments and foreign currency         (0.06)        --         --         --         --
                                                                           --------   --------   --------   --------   --------
         Total distributions declared to shareholders                      $  (1.42)  $  (1.48)  $  (0.41)  $  (0.39)  $  (0.14)
                                                                           --------   --------   --------   --------   --------
Net asset value -- end of period                                           $   9.93   $  13.16   $  14.97   $  13.19   $  11.17
                                                                           ========   ========   ========   ========   ========
TOTAL RETURN^                                                                (14.63)%    (2.33)%    17.20%     21.68%      6.53%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses##                                                                  1.23%      1.21%      1.16%      1.16%      1.22%
   Net investment income                                                       0.76%      1.81%      0.96%      0.79%      1.24%
PORTFOLIO TURNOVER                                                              112%        80%       103%        54%       194%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                  $ 64,134   $ 82,942   $ 84,569   $ 75,410   $ 51,368

                                                                                      INTERNATIONAL INVESTORS TRUST
                                                                                      -----------------------------
                                                                                              PERIOD ENDED
SERVICE CLASS SHARES                                                                       DECEMBER 31, 2001*
                                                                                           ------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                                        $    10.57
                                                                                              ----------
Income from investment operations# --
   Net investment loss                                                                        $    (0.01)
   Net realized and unrealized gain (loss) on investments and foreign currency transactions        (0.63)+++
                                                                                              ----------
          Total from investment operations                                                    $    (0.64)
                                                                                              ----------
Net asset value -- end of period                                                              $     9.93
                                                                                              ==========
TOTAL RETURN^                                                                                      (6.05)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses##                                                                                       1.48%+
   Net investment income                                                                           (0.17)%+
PORTFOLIO TURNOVER                                                                                   112%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                                     $      425

   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
   ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

   * For the period from the inception of the Service Class Shares, August 24, 2001, through December 31, 2001.

   + Annualized.
  ++ Not annualized.
 +++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.

                       See notes to financial statements.

                                                                                         MONEY MARKET SERIES
                                                                  -------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------------------------
INITIAL CLASS SHARES                                                 2001         2000         1999         1998        1997
                                                                  ---------    ---------    ---------    ---------    --------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                            $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                                                  ---------    ---------    ---------    ---------    ---------
Income from investment operations#- -
   Net investment income                                          $    0.04    $    0.06    $    0.05    $    0.05    $    0.05
   Less distributions from net investment income                      (0.04)       (0.06)       (0.05)       (0.05)       (0.05)
                                                                  ---------    ---------    ---------    ---------    ---------
Net asset value -- end of year                                    $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                                                  =========    =========    =========    =========    =========
TOTAL RETURN^                                                          3.78%        5.95%        4.66%        5.02%        5.06%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses##                                                          0.57%        0.58%        0.57%        0.56%        0.57%
   Net investment income                                               3.56%        5.76%        4.57%        4.94%        4.94%
NET ASSETS AT END OF PERIOD (000 OMITTED)                         $ 702,808    $ 476,370    $ 501,914    $ 465,545    $ 340,060

                                                                        MONEY MARKET SERIES
                                                                        -------------------
                                                                           PERIOD ENDED
SERVICE CLASS SHARES                                                    DECEMBER 31, 2001*
                                                                        -------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                          $   1.00
                                                                                --------
Income from investment operations# --
   Net investment income                                                        $   0.01
   Less distributions from net investment income                                   (0.01)
                                                                                --------
Net asset value -- end of year                                                  $   1.00
                                                                                ========
TOTAL RETURN^                                                                       0.72%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses##                                                                       0.82%+
   Net investment income                                                            3.31%+
NET ASSETS AT END OF PERIOD (000 OMITTED)                                       $ 20,493

   * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements.
   ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                                           STRATEGIC INCOME SERIES
                                                                             ----------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
                                                                             ----------------------------------------------
INITIAL CLASS SHARES                                                           2001        2000          1999        1998**
                                                                             --------    ---------     --------    --------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                       $  10.10    $   10.25     $  10.04    $  10.00***
                                                                             --------    ---------     --------    --------
Income from investment operations# Section --
   Net investment income                                                     $   0.67    $    0.79     $   0.70    $   0.42
   Net realized and unrealized loss on investments and foreign currency         (0.34)       (0.51)       (0.25)      (0.38)
                                                                             --------    ---------     --------    --------
        Total from investment operations                                     $   0.33    $    0.28     $   0.45    $   0.04
                                                                             --------    ---------     --------    --------
Less distributions declared to shareholders --
   From net investment income                                                $  (0.35)   $   (0.43)    $  (0.14)   $    --
   From net realized gain on investments and foreign currency transactions      (0.03)          --        (0.04)        --
   In excess of net realized gain on investments and foreign currency
     transactions                                                               (0.01)          --        (0.06)        --
                                                                             --------    ---------     --------    --------
        Total distributions declared to shareholders                         $  (0.39)   $   (0.43)    $  (0.24)   $    --
                                                                             --------    ---------     --------    --------
Net asset value-- end of period                                              $  10.04    $   10.10     $  10.25    $  10.04
                                                                             ========    =========     ========    ========
TOTAL RETURN^                                                                    3.31%        2.87%        4.61%       0.40%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA SECTION:
   Expenses##                                                                    1.01%        0.98%        1.08%       1.29%+
   Net investment income Section                                                 6.69%        7.90%        6.90%       6.52%+
PORTFOLIO TURNOVER                                                                179%         107%         150%        182%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                    $ 47,813    $  33,323     $ 19,683    $   7,780

 Section The investment adviser voluntarily waived a portion of its fee for the Strategic Income Series for the period indicated. If the fee had been incurred by the series, the net investment income per share and the ratios would have been:

Net investment income                                                                                              $ 0.4122
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                                                                                           1.42%+
  Net investment income                                                                                                6.41%+

                                                                        STRATEGIC INCOME SERIES
                                                                        -----------------------
                                                                             PERIOD ENDED
SERVICE CLASS SHARES                                                      DECEMBER 31, 2001*
                                                                          ------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                        $  9.91
                                                                              -------
Income from investment operations# section --
   Net investment income                                                      $  0.21
   Net realized and unrealized loss on investments and foreign currency         (0.09)
                                                                              -------
          Total from investment operations                                    $  0.12
                                                                              -------
Net asset value -- end of period                                              $ 10.03
                                                                              =======
TOTAL RETURN                                                                     1.20%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA SECTION :
   Expenses##                                                                    1.26%+
   Net investment income Section                                                 6.00%+
PORTFOLIO TURNOVER                                                                179%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                     $ 2,585

   * For the period from the inception of the Service Class Shares, August 24, 2001, through December 31, 2001.

  ** For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
 *** Net asset value on date of commencement of operations.
   + Annualized.
  ++ Not annualized.

   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain offset arrangements.
 Section As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the period ending December 31, 2001, was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.06%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by less than $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.06%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirty one separate series (the series) of shares: Bond Series*, Capital Appreciation Series, Capital Opportunities Series, Emerging Growth Series, Emerging Markets Equity Series*, Global Asset Allocation Series*, Global Government Series*, Global Growth Series, Global Health Sciences Series, Global Telecommunications Series, Global Total Return Series*, Government Securities Series*, High Yield Series*, International Growth Series, International Investors Trust Series*, International New Discovery Series, Managed Sectors Series, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Money Market Series*, New Discovery Series, Research Series, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series*, Technology Series, Total Return Series, Utilities Series, and Value Series. All of these series are diversified except for the Global Asset Allocation Series, Global Government Series, Global Growth Series, Global Telecommunications Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Mid Cap Growth Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The International Investors Trust Series was known as the International Growth and Income Series until its name was changed on May 1, 2001. The Value Series was known as the Equity Income Series until its name was changed on May 1, 2001. Global Health Sciences Series and International New Discovery Series were not offered for sale as of December 31, 2001. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES
GENERAL -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS -- Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The trust's use of amortized cost is subject to the trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, and options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

REPURCHASE AGREEMENTS -- Certain series of the trust may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. Certain series of the trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

WRITTEN OPTIONS -- Certain series of the trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

FUTURES CONTRACTS -- Certain series of the trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the series is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the series. The series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the series' relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

SECURITY LOANS -- State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of to certain qualified institutions (the "Borrowers") approved by each series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned and the collateral on these loans were as follows:

                                                             EMERGING      GLOBAL ASSET   INTERNATIONAL      GLOBAL TOTAL
                                                          MARKET EQUITY    ALLOCATION      INVESTORS           RETURN
                                                             SERIES          SERIES       TRUST SERIES          SERIES
               ------------------------------------------------------------------------------------------------------------
               Value of securities loaned                       $3,109,314   $1,301,884       $5,235,076        $1,696,337
               Collateralized by:
                 Cash                                           $3,242,021   $1,341,180       $5,471,964        $1,754,380

                                                                                           EMERGING MARKET EQUITY SERIES
                                                                                       ------------------------------------
                                                                                                            AMORTIZED
                                                                                                             COST AND
ISSUER                                                                                       SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                                   3,242,021        $3,242,021

                                                                                            GLOBAL ASSET ALLOCATION SERIES
                                                                                       ------------------------------------
                                                                                                            AMORTIZED
                                                                                                             COST AND
ISSUER                                                                                       SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                                   1,341,180        $1,341,180

                                                                                           GLOBAL TOTAL RETURN SERIES
                                                                                       ------------------------------------
                                                                                                            AMORTIZED
                                                                                                             COST AND
ISSUER                                                                                       SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                                   1,754,380        $1,754,380

                                                                                       INTERNATIONAL INVESTORS TRUST SERIES
                                                                                       ------------------------------------
                                                                                                             AMORTIZED
                                                                                                              COST AND
ISSUER                                                                                       SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                                   5,471,964        $5,471,964


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Certain series of the trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

INVESTMENT TRANSACTIONS AND INCOME -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY -- Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                                                       EMERGING       GLOBAL     GLOBAL TOTAL
                                                                        MARKET      GOVERNMENT     RETURN
                                                      BOND SERIES   EQUITY SERIES     SERIES       SERIES
          ---------------------------------------------------------------------------------------------------
          Balance credits                             $    6,943    $       3,729   $    7,148  $          54
                                                      ----------    -------------   ----------  -------------

                                       GOVERNMENT                   INTERNATIONAL     MONEY        STRATEGIC
                                       SECURITIES      HIGH YIELD     INVESTORS       MARKET        INCOME
                                         SERIES          SERIES      TRUST SERIES     SERIES        SERIES
          ---------------------------------------------------------------------------------------------------
          Balance credits              $   14,843     $    14,725   $       1,476   $   12,977  $       5,445
                                       ----------     -----------   -------------   ----------  -------------

TAX MATTERS AND DISTRIBUTIONS -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended December 31, 2001, the following amounts were reclassified due to differences between book and tax accounting and the offset of net investment loss against short-term capital gains.

                                                                             EMERGING     GLOBAL ASSET       GLOBAL    GLOBAL TOTAL
                                                                              MARKET       ALLOCATION      GOVERNMENT    RETURN
                                                             BOND SERIES  EQUITY SERIES      SERIES          SERIES      SERIES
          -------------------------------------------------------------------------------------------------------------------------
          Increase (decrease):
          Paid-in capital                                    $        --  $          --  $          --    $  (511,365) $          3
          Accumulated undistributed net
             realized gain on investments and
             foreign currency transactions                      (214,596)        86,005       (138,234)     2,213,966       384,176
          Accumulated undistributed net
             investment income (loss)                            214,596        (86,005)       138,234     (1,702,601)     (384,179)

                                                              GOVERNMENT                 INTERNATIONAL     STRATEGIC
                                                              SECURITIES      HIGH YIELD    INVESTORS       INCOME
                                                                SERIES          SERIES    TRUST SERIES      SERIES
          -------------------------------------------------------------------------------------------------------------------------
          Increase (decrease):
          Paid-in capital                                    $       --   $      (5,804) $           4    $        --
          Accumulated undistributed net
             realized gain on investments and
             foreign currency transactions                    (2,357,954)      (153,960)        64,728        171,650
          Accumulated undistributed net
             investment income (loss)                          2,357,954        159,765        (64,732)      (171,650)

TAX BASIS COMPONENTS OF DIVIDENDS -- The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                              BOND SERIES         EMERGING MARKETS EQUITY SERIES  GLOBAL ASSET ALLOCATION SERIES
                                      --------------------------  ------------------------------  -------------------------------
                                      DECEMBER, 31  DECEMBER, 31  DECEMBER, 31     DECEMBER, 31    DECEMBER, 31     DECEMBER, 31
                                         2001          2000          2001              2000          2001               2000
--------------------------------------------------------------------------------------------------------------------------------
Distributions Paid from Income:
   Ordinary income                    $  4,112,856  $  2,377,758  $         --  $          4,883  $    6,671,739  $    5,541,581
   Long-term capital gain             $         --  $         --            --                --       7,880,554  $      959,983
                                      ------------  ------------  ------------  ----------------  --------------  --------------
Total Distributions Paid from Income  $  4,112,856  $  2,377,758            --             4,883      14,552,293  $    6,501,564
                                      ------------  ------------  ------------  ----------------  --------------  --------------
   Tax Return of capital              $         --  $         --            --                --
                                      ------------  ------------  ------------  ----------------  --------------  --------------
Total Distribtuions Paid              $  4,112,856  $  2,377,758  $         --  $          4,883  $   14,552,293  $    6,501,564

                                       GLOBAL GOVERNMENTS SERIES    GLOBAL TOTAL RETURN SERIES     GOVERNMENT SECURITIES SERIES
                                      --------------------------  ------------------------------  ------------------------------
                                      DECEMBER, 31  DECEMBER, 31  DECEMBER, 31      DECEMBER, 31    DECEMBER, 31    DECEMBER, 31
                                         2001          2000          2001              2000            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
Distributions Paid from Income:
   Ordinary income                    $         --  $  2,709,057  $  3,964,050  $      2,238,156  $   33,875,836  $   31,085,513
   Long-term capital gain                       --            --     5,860,343         5,382,595              --              --
                                      ------------  ------------  ------------  ----------------  --------------  --------------
Total Distributions Paid from Income  $         --  $  2,709,057  $  9,824,393  $      7,620,751  $   33,875,836  $   31,085,513
                                      ------------  ------------  ------------  ----------------  --------------  --------------
  Tax Return of capital                         --        (6,979)           --                --              --              --
Total Distribtuions Paid              $         --  $  2,702,078  $  9,824,393  $      7,620,751  $   33,875,836  $   31,085,513

                                                                     INTERNATIONAL INVESTORS
                                           HIGH YIELD SERIES               TRUST SERIES               MONEY MARKET SERIES
                                         -----------------------  ------------------------------  ------------------------------
                                      DECEMBER, 31  DECEMBER 31,  DECEMBER, 31      DECEMBER, 31  DECEMBER,   31  DECEMBER,   31
                                         2001          2000          2001              2000          2001            2000
--------------------------------------------------------------------------------------------------------------------------------
Distributions Paid from Income:
   Ordinary income                    $ 34,466,446  $  31,322,56  $  2,552,896  $        678,424  $   21,952,049  $   25,006,334
   Long-term capital gain                                            6,322,499         7,796,721
                                      ------------  ------------  ------------  ----------------  --------------  --------------
Total Distributions Paid from Income  $ 34,466,446  $  31,322,56  $  8,875,395  $      8,475,145  $   21,952,049  $   25,006,334
                                      ------------  ------------  ------------  ----------------  --------------  --------------
   Tax Return of capital                        --            --            --                --              --              --
                                      ------------  ------------  ------------  ----------------  --------------  --------------
Total Distribtuions Paid              $ 34,466,446  $  31,322,56  $  8,875,395  $      8,475,145  $   21,952,049  $   25,006,334

                                        STRATEGIC INCOME SERIES
                                      --------------------------
                                      DECEMBER, 31  DECEMBER, 31
                                          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
Distributions Paid from Income:
   Ordinary income                    $  1,558,568  $    906,553
   Long-term capital gain                    2,951            --
                                      ------------  ------------
Total Distributions Paid from Income  $  1,561,519  $    906,553
   Tax Return of capital                        --            --
                                      ------------  ------------
Total Distribtuions Paid              $  1,561,519  $    906,553

TAX BASIS COMPONENTS OF DISTRIBUTABLE EARNINGS -- As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                           EMERGING           GLOBAL            GLOBAL          GLOBAL TOTAL
                                                           MARKETS       ASSET ALLOCATION     GOVERNMENTS          RETURN
                                          BOND SERIES    EQUITY SERIES        SERIES             SERIES              SERIES
------------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income           $   8,505,758   $      463,826   $       2,783,492   $          --   $       1,670,050
Undistributed long-term capital gain .  $     363,576   $           --   $              --                   $              --
Capital loss carryforward               $          --   $  (10,077,113)  $     (11,270,437)  $  (2,860,654)  $      (1,908,710)
Unrealized gain (loss)                  $  (1,206,037)  $      817,077   $        (487,869)  $   1,795,995   $         615,192

                                          GOVERNMENT                        INTERNATIONAL                       STRATEGIC
                                          SECURITIES       HIGH YIELD         INVESTORS      MONEY MARKET         INCOME
                                            SERIES           SERIES         TRUST SERIES        SERIES            SERIES
 -----------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income           $  37,589,956   $   37,605,076   $         482,755   $         671   $       2,648,763
Undistributed long-term capital gain    $          --   $           --   $              --   $          --   $              --
Capital loss carryforward               $    (822,824)  $  (57,656,874)  $      (4,231,454)  $        (671)  $        (541,956)
Unrealized gain (loss)                  $   3,319,172   $  (62,271,378)  $      (2,896,052)  $          --   $       1,925,527

At December 31, 2001, the following series, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                     TOTAL
                                   CARRYOVER        2002      2003      2004    2005     2006         2007        2008         2009
------------------------------------------------------------------------------------------------------------------------------------
Emerging Market Equity Series   $   10,077,113  $     --  $      --  $   --  $   --  $ 3,540,988  $       --             $ 6,536,125
Global Asset Allocation Series      11,270,434        --         --      --      --           --          --        --    11,270,434
Global Government Series             2,860,654        --         --      --      --           --   1,062,558 1,798,096           --
Global Total Return Series           1,908,710        --         --      --      --           --          --        --     1,908,710
Government Securities Series           822,824        --         --      --      --           --          --   822,824            --
High Yield Series                   57,656,874   701,562  2,157,902      --      --    5,630,168   6,145,967 6,617,787    36,403,488
International Investors Trust        4,231,454        --         --      --      --           --         --        --      4,231,454
Money Market Series                        671       141         --     530      --           --          --        --            --
Strategic Income Series                541,986        --         --      --      --           --          --        --       541,986

(3) TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISER -- The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on average net assets of each series. Management fees and expense limitations are as follows:

                                                                MANAGEMENT     TOTAL EXPENSE
                                                                   FEE          LIMITATION
                ----------------------------------------------------------------------------
                Bond Series                                        0.60%           N/A
                Emerging Markets Equity Series                     1.25%           N/A
                Global Asset Allocation Series                     0.75%*          N/A
                Global Governments Series                          0.75%*         1.25%
                Global Total Return Series                         0.75%*          N/A
                Government Securities Series                       0.55%          1.25%
                High Yield Series                                  0.75%          1.25%
                International Investors Trust Series              0.975%*          N/A
                Money Market Series                                0.50%          0.60%**
                Strategic Income Series                            0.75%           N/A

* The management fee for the Global Asset Allocation Series, Global Governments Series and Global Total Return Series is 0.75% of the first $300 million of average daily net assets of each of the series and 0.675% of the average daily net assets of each series in excess of $300 million. The management fee for the International Investors Trust Series is reduced to 0.925% of the average daily net assets in excess of $500 million.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the series from MFS or Sun Life Assurance Company of Canada. Certain officers and Trustees of the series are officers or directors of MFS or Sun Life Assurance Company of Canada.

ADMINISTRATOR -- Each series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                0.0175%
                Next $2.5 billion               0.0130%
                Next $2.5 billion               0.0005%
                In excess of $7 billion         0.0000%

** Total expense limitation is 0.60% and 0.85%, respectively, for the Initial Class and Service Class Shares.

DISTRIBUTOR -- The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover marketing and other fees to support the sale and distribution of Service Class shares. Fees incurred under the distribution plan during the period ended December 31, 2001 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                                   EMERGING     GLOBAL ASSET    GLOBAL
                                                                                MARKET EQUITY    ALLOCATION    GOVERNMENT
                                                               BOND SERIES         SERIES         SERIES        SERIES
----------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                                   $ 175,825,777      $          --  $  32,894,447  $ 18,252,501
                                                             =============      =============  =============  ============
Investments (non-U.S. government securities)                 $ 230,173,703      $  59,210,230  $  91,382,371  $ 11,268,234
                                                             =============      =============  =============  ============
Sales
U.S. government securities                                   $ 160,915,252      $          --  $  39,432,646  $ 24,860,964
                                                             =============      =============  =============  ============
Investments (non-U.S. government securities)                 $ 132,116,766      $  61,570,692  $ 107,571,303  $ 13,192,141
                                                             =============      =============  =============  ============
                                                               GOVERNMENT                  INTERNATIONAL   STRATEGIC
                                              GLOBAL TOTAL     SECURITIES     HIGH YIELD   INVESTORS TRUST   INCOME
                                              RETURN SERIES     SERIES          SERIES        SERIES         SERIES
------------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                    $  13,618,362  $ 803,225,313  $          --  $          --  $ 45,766,078
                                              =============  =============  =============  =============  ============
Investments (non-U.S. government securities)  $  45,416,975  $  25,273,000  $ 261,291,359  $  76,308,596  $ 44,669,612
                                              =============  =============  =============  =============  ============
Sales
U.S. government securities                    $  19,742,929  $ 590,399,145  $          --  $          --  $ 42,256,592
                                              =============  =============  =============  =============  ============
Investments (non-U.S. government securities)  $  47,166,362  $   3,074,444  $ 188,823,138  $  81,887,918  $ 29,905,278
                                              =============  =============  =============  =============  ============

Purchases and sales of investments for Money Market Series, which consist solely of short-term obligations, amounted to $12,769,160,000 and $12,506,585,000, respectively, excluding repurchase agreements.

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                                               EMERGING     GLOBAL ASSET      GLOBAL
                                                             MARKET EQUITY   ALLOCATION      GOVERNMENT   GLOBAL TOTAL
                                                BOND SERIES     SERIES         SERIES         SERIES      RETURN SERIES
------------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                $ 180,703,706  $  30,864,711  $  88,365,343  $  51,349,723  $ 88,534,333
Gross unrealized appreciation                 $   2,051,030  $   2,847,879  $   3,937,724  $     466,232  $  5,250,210
Gross unrealized depreciation                 $  (3,254,135) $  (2,009,734) $  (4,111,421) $  (1,640,258) $ (4,612,896)
                                              --------------  ------------  -------------  -------------  ------------
Net increase (decrease)                       $  (1,203,105) $     838,145  $    (173,697) $  (1,174,026) $    637,314
                                              ==============  ============  =============  =============  ============

                                                                            INTERNATIONAL
                                               GOVERNMENT     HIGH YIELD    INVESTORS TRUST MONEY MARKET  STRATEGIC INCOME
                                               SECURITIES       SERIES          SERIES          SERIES        SERIES
------------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                $ 713,485,167  $ 432,932,353  $  67,183,667  $ 710,573,471  $ 51,883,154
Gross unrealized appreciation                 $  12,059,112  $   7,936,247  $   3,247,163  $          --  $    947,639
Gross unrealized depreciation                 $  (8,737,128) $ (69,019,565) $  (6,135,839) $          --  $ (2,838,390)
                                              -------------  -------------  -------------  -------------  ------------
  Net increase (decrease)                     $   3,321,984  $ (61,083,318) $  (2,888,676) $          --  $ (1,890,751)
                                              =============  =============  =============  =============  ============

(5) SHARES OF BENEFICIAL INTEREST

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                           BOND  SERIES                                   SERVICE CLASS SHARES
                                     -------------------------------------------------------------   -------------------------------
                                             YEAR ENDED                       YEAR ENDED                      PERIOD ENDED
                                          DECEMBER 31, 2001                DECEMBER 31, 2000               DECEMBER 31, 2001*
                                     -----------------------------   -----------------------------   ------------------------------
INITIAL CLASS SHARES                     SHARES         AMOUNT           SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                             13,524,680  $  151,422,191       3,010,433  $   31,448,200        1,085,776   $  12,291,950
Shares issued to shareholders
in reinvestment of distributions           379,065       4,112,856         240,907       2,377,758               --              --
Shares reacquired                       (5,835,193)    (65,491,954)     (1,326,147)    (13,821,361)        (161,374)     (1,820,119)
                                     -------------  --------------   -------------  --------------   --------------   --------------
  Net increase                           8,068,552  $   90,043,093       1,925,193   $  20,004,597          924,402   $  10,471,831
                                     =============  ==============   =============  ==============   ==============   =============

                                                     EMERGING MARKET EQUITY SERIES                        SERVICE CLASS SHARES
                                     -------------------------------------------------------------   -------------------------------
                                             YEAR ENDED                       YEAR ENDED                      PERIOD ENDED*
                                          DECEMBER 31, 2001                DECEMBER 31, 2000               DECEMBER 31, 2001
                                     -----------------------------   -----------------------------   ------------------------------
INITIAL CLASS SHARES                     SHARES         AMOUNT           SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                              2,513,687  $   20,780,201       2,617,789  $   28,640,373           52,303   $     427,543
Shares issued to shareholders in
in reinvestment of distributions                --              --             480           4,883               --              --
Shares reacquired                       (2,904,634)    (23,730,701)     (1,838,522)    (19,898,365)          (8,650)        (41,525)
                                     -------------  --------------   -------------  --------------   --------------   --------------
  Net increase (decrease)                 (390,947) $   (2,950,500)        779,747  $    8,746,891           43,653   $     386,018
                                     =============  ==============   =============  ==============   ==============   =============

                                                     GLOBAL ASSET ALLOCATION SERIES                       SERVICE CLASS SHARES
                                     -------------------------------------------------------------   -------------------------------
                                             YEAR ENDED                       YEAR ENDED                      PERIOD ENDED*
                                          DECEMBER 31, 2001                DECEMBER 31, 2000               DECEMBER 31, 2001
                                     -----------------------------   -----------------------------   ------------------------------
INITIAL CLASS SHARES                     SHARES         AMOUNT           SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                              1,108,431  $   13,314,497         786,765  $   12,277,359           45,337   $     521,982
Shares issued to shareholders
in reinvestment of distributions         1,157,700      14,552,293         434,887       6,501,564               --              --
Shares reacquired                       (2,566,407)    (31,325,462)     (1,234,191)    (19,162,515)          (2,462)        (27,833)
                                     -------------  --------------   -------------  --------------   --------------   --------------
  Net increase (decrease)                 (300,276) $   (3,458,672)        (12,539) $     (383,592)          42,875   $     494,149
                                     =============  ==============   =============  ==============   ==============   =============

                                                     GLOBAL GOVERNMENT SERIES                               SERVICE CLASS SHARES
                                     -------------------------------------------------------------   -------------------------------
                                             YEAR ENDED                       YEAR ENDED                      PERIOD ENDED*
                                          DECEMBER 31, 2001                DECEMBER 31, 2000               DECEMBER 31, 2001
                                     -----------------------------   -----------------------------   ------------------------------
INITIAL CLASS SHARES                     SHARES         AMOUNT           SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                              1,805,469  $   17,934,688       1,095,954  $   10,634,317           23,082   $     230,836
Shares issued to shareholders
in reinvestment of distributions                --              --         291,297       2,709,337               --              --
Shares reacquired                       (2,825,509)    (28,008,898)     (2,454,293)    (23,924,923)          (5,713)        (56,809)
                                     -------------  --------------   -------------  --------------   --------------   --------------
  Net increase (decrease)               (1,020,040) $  (10,074,210)     (1,067,042) $  (10,581,269)          17,369   $     174,027
                                     =============  ==============   =============  ==============   ==============   =============

                                                     GLOBAL TOTAL RETURN SERIES                               SERVICE CLASS SHARES
                                     -------------------------------------------------------------   -------------------------------
                                             YEAR ENDED                       YEAR ENDED                      PERIOD ENDED*
                                          DECEMBER 31, 2001                DECEMBER 31, 2000               DECEMBER 31, 2001
                                     -----------------------------   -----------------------------   ------------------------------
INITIAL CLASS SHARES                     SHARES         AMOUNT           SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                              1,660,494  $   22,495,921         620,667  $    9,774,587          120,979   $   1,590,700
Shares issued to shareholders
in reinvestment of distributions           717,633       9,824,392         501,695       7,620,750               --              --
Shares reacquired                       (2,199,040)    (29,702,181)     (1,096,325)    (17,386,127)          (9,773)       (127,652)
                                     -------------  --------------   -------------  --------------   --------------   --------------
  Net increase                             179,087  $    2,618,132          26,037  $        9,210          111,206   $   1,463,048
                                     =============  ==============   =============  ==============   ==============   =============

                                                    GOVERNMENT SECURITIES SERIES                           SERVICE CLASS SHARES
                                     -------------------------------------------------------------   -------------------------------
                                             YEAR ENDED                       YEAR ENDED                      PERIOD ENDED*
                                          DECEMBER 31, 2001                DECEMBER 31, 2000               DECEMBER 31, 2001
                                     -----------------------------   -----------------------------   ------------------------------
INITIAL CLASS SHARES                     SHARES         AMOUNT           SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                             43,392,179  $  574,261,279      13,316,615  $  166,872,071        3,041,480   $  40,541,346
Shares issued to shareholders
in reinvestment of distributions         2,656,928      33,875,836       2,636,600      31,085,513               --              --
Shares reacquired                      (36,867,751)   (488,667,670)    (13,637,100)   (171,195,385)        (768,050)    (10,195,469)
                                     -------------  --------------   -------------  --------------   --------------   --------------
  Net increase                           9,181,356  $  119,469,445       2,316,115  $   26,762,199        2,273,430   $  30,345,877
                                     =============  ==============   =============  ==============   ==============   =============

                                                     HIGH YIELD SERIES                                        SERVICE CLASS SHARES
                                     -------------------------------------------------------------   -------------------------------
                                             YEAR ENDED                       YEAR ENDED                      PERIOD ENDED*
                                          DECEMBER 31, 2001                DECEMBER 31, 2000               DECEMBER 31, 2001
                                     -----------------------------   -----------------------------   ------------------------------
INITIAL CLASS SHARES                     SHARES         AMOUNT           SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                             37,058,513  $  266,415,742      14,576,210  $  120,523,397        2,296,330   $  15,965,079
Shares issued to shareholders
in reinvestment of distributions         4,734,402      34,466,447       3,815,172      31,322,565               --              --
Shares reacquired                      (33,224,462)   (235,972,049)    (14,115,238)   (119,638,758)        (593,501)     (4,136,032)
                                     -------------  --------------   -------------  --------------   --------------   --------------
  Net increase                           8,568,453  $   64,910,140       4,276,144  $   32,207,204        1,702,829   $  11,829,047
                                     =============  ==============   =============  ==============   ==============   =============

                                       63

                                                 INTERNATIONAL INVESTORS TRUST                   SERVICE CLASS SHARES
                                     ----------------------------------------------------------  ----------------------
                                              YEAR ENDED                 YEAR ENDED                  PERIOD ENDED*
                                            DECEMBER 31, 2001          DECEMBER 31, 2000           DECEMBER 31, 2001
                                     --------------------------      --------------------------    --------------------
INITIAL CLASS SHARES                   SHARES         AMOUNT           SHARES         AMOUNT        SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Shares sold                           1,630,544    $ 16,912,577       3,865,954    $ 54,417,301     68,025    $ 667,143
Shares issued to shareholders in
reinvestment of distributions           819,519       8,875,394         635,318       8,475,145         --           --
Shares reacquired                    (2,298,699)    (23,643,743)     (3,844,523)    (54,384,605)   (25,213)    (247,893)
                                     ----------    ------------      ----------    ------------    -------    ---------
  Net increase                          151,364    $  2,144,228          656,74    $  8,507,841     42,812    $ 419,250
                                     ==========    ============      ==========    ============    =======    =========

                                                       MONEY MARKET SERIES                          SERVICE CLASS SHARES
                                   ------------------------------------------------------------   -------------------------
                                            YEAR ENDED                      YEAR ENDED                  PERIOD ENDED*
                                        DECEMBER 31, 2001                DECEMBER 31, 2000            DECEMBER 31, 2001
                                   ----------------------------     ---------------------------   -------------------------
INITIAL CLASS SHARES                  SHARES         AMOUNT           SHARES         AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Shares sold                         927,671,433   $ 927,671,433     765,404,348    $765,404,348   28,739,578   $ 28,739,578
Shares issued to shareholders in
reinvestment of distributions        21,890,858      21,890,858      25,006,334      25,006,334       61,191         61,191
Shares reacquired                  (723,124,608)   (723,124,608)   (815,954,505)   (815,954,505)  (8,307,749)    (8,307,749)
                                   ------------   -------------     -----------    ------------   ----------   ------------
  Net increase (decrease)           226,437,683   $ 226,437,683     (25,543,823)   $(25,543,823)  20,493,020   $ 20,493,020
                                   ============   =============     ===========    ============   ==========   ============

                                                     STRATEGIC INCOME SERIES                        SERVICE CLASS SHARES
                                   ------------------------------------------------------------   -------------------------
                                            YEAR ENDED                     YEAR ENDED                   PERIOD ENDED*
                                         DECEMBER 31, 2001             DECEMBER 31, 2000              DECEMBER 31, 2001
                                   ----------------------------     ---------------------------   -------------------------
INITIAL CLASS SHARES                 SHARES           AMOUNT          SHARES          AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Shares sold                           3,187,973   $  31,991,233       1,910,030    $ 19,080,049      302,326   $  3,025,874
Shares issued to shareholders in
reinvestment of distributions           158,048       1,561,519          94,139         906,553           --             --
Shares reacquired                    (1,884,958)    (18,820,062)       (624,017)     (6,299,972)     (44,731)      (447,776)
                                     ----------   -------------     -----------    ------------      -------   ------------
  Net increase                        1,461,063   $  14,732,690       1,380,152    $ 13,686,630      257,595   $  2,578,098
                                     ==========   =============     ===========    ============      =======   ============

*For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.

(6) LINE OF CREDIT
The trust and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each series for the year ended December 31, 2001, were as follows:

                                                     COMMITMENT FEE
     --------------------------------------------------------------
     Bond Series                                       $1,539
     Emerging Market Equity Series                        499
     Global Asset Allocation Series                     1,290
     Global Government Series                             763
     Global Total Return Series                         1,031
     Government Securities Series                       7,211
     High Yield Series                                  3,268
     International Investors Trust Series                 797
     Money Market Series                                8,723
     Strategic Income Series                              888

The Global Government Series interest expense incurred on the borrowings amounted to $942 for the year ended December 31, 2001. The average dollar amount of the borrowings was $10,411 and the weighted average interest rate on these borrowings was 4.19%.

(7) FINANCIAL INSTRUMENTS
Each series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

WRITTEN OPTION TRANSACTIONS -- GLOBAL ASSET ALLOCATION SERIES

                                                                                            NUMBER OF            PREMIUMS
                                                                                            CONTRACTS            RECEIVED
                -----------------------------------------------------------------------------------------------------------
                Outstanding, beginning of year                                                     4             $  362,056
                Options written                                                                   21              1,356,380
                Options terminated in closing transactions                                       (16)              (846,879)
                Options exercised                                                                 (4)              (178,015)
                Options expired                                                                   (3)              (464,368)
                                                                                                ----             ----------
                Outstanding, end of year                                                           2             $  229,174
                                                                                                ====             ==========

WRITTEN OPTION TRANSACTIONS -- GLOBAL GOVERNMENT SERIES

                                                                                            NUMBER OF            PREMIUMS
                                                                                            CONTRACTS            RECEIVED
                 ----------------------------------------------------------------------------------------------------------
                 Outstanding, beginning of year                                                    2             $  139,688
                 Options written                                                                   2                165,166
                 Options terminated in closing transactions                                       (4)              (304,854)
                 Options exercised                                                                --                     --
                 Options expired                                                                  --                     --
                                                                                                 ---             ----------
                 Outstanding, end of year                                                         --             $       --
                                                                                                 ===             ==========

WRITTEN OPTION TRANSACTIONS -- GLOBAL TOTAL RETURN SERIES

                                                                                            NUMBER OF            PREMIUMS
                                                                                            CONTRACTS            RECEIVED
                -----------------------------------------------------------------------------------------------------------
                Outstanding, beginning of year                                                     1             $   17,162
                Options written                                                                    2                 27,323
                Options terminated in closing transactions                                        (3)               (44,485)
                Options exercised                                                                 --                     --
                Options expired                                                                   --                     --
                                                                                                 ---             ----------
                Outstanding, end of year                                                          --             $       --
                                                                                                 ===             ==========

WRITTEN OPTION TRANSACTIONS -- STRATEGIC INCOME SERIES

                                                                                            NUMBER OF            PREMIUMS
                                                                                            CONTRACTS            RECEIVED
                -----------------------------------------------------------------------------------------------------------
                Outstanding, beginning of year                                                     3             $   70,528
                Options written                                                                    2                 45,682
                Options terminated in closing transactions                                        (3)               (67,312)
                Options exercised                                                                 (1)               (13,124)
                Options expired                                                                   (1)               (35,774)
                                                                                                 ---             ----------
                Outstanding, end of year                                                          --             $       --
                                                                                                 ===             ==========

At December 31, 2001, each series had sufficient cash and/or securities at least equal to the value of the written options.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- GLOBAL ASSET ALLOCATION SERIES

                                                                                                  NET UNREALIZED
                                                CONTRACTS TO                          CONTRACTS     APPRECIATION
        SETTLEMENT DATE                       DELIVER/RECEIVE      IN EXCHANGE FOR     AT VALUE    (DEPRECIATION)
        --------------------------------------------------------------------------------------------------------
        Sales
        03/19/02                               AUD 1,303,471        $   671,744    $    663,492      $     8,252
        04/30/02                               BRL 3,500,610          1,292,402       1,421,793         (129,391)
        03/19/02                               DKK 4,796,545            573,729         572,411            1,318
        03/19/02                               GBP 9,124,691         12,882,051      13,201,963         (319,912)
        03/19/02                               SEK 6,406,642            609,808         610,625             (817)
        03/19/02                               SGD   915,933            501,606         496,674            4,932
                                                                    -----------    ------------      -----------
                                                                    $16,531,340    $ 16,966,958      $  (435,618)
                                                                    ===========    ============      ===========
        Purchases
        04/30/02                               BRL 3,500,610          1,294,056    $  1,421,792      $  (127,736)
        03/19/02                               GBP   231,146            327,580         334,431           (6,851)
                                                                    -----------    ------------      -----------
                                                                    $ 1,621,636    $  1,756,223      $  (134,587)
                                                                    ===========    ============      ===========

At December 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $25,220 with CS First Boston and net payables of $150,420 with Merrill Lynch, $8,912 with Deutsche Bank, and $7,698 with UBS Warburg.

At December 31, 2001, the series had sufficient cash and/or securities to cover any commitments under these contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- GLOBAL GOVERNMENT SERIES

                                                                                                  NET UNREALIZED
                                                CONTRACTS TO                         CONTRACTS     APPRECIATION
        SETTLEMENT DATE                        DELIVER/RECEIVE    IN EXCHANGE FOR     AT VALUE    (DEPRECIATION)
        --------------------------------------------------------------------------------------------------------
        Sales
        03/19/02                               DKK 1,892,987           $226,426        $225,906     $    520
        03/19/02                               GBP   271,558            384,852         392,901       (8,049)
        03/19/02                               SEK 1,764,265            167,929         168,154         (225)
                                                                       --------        --------     --------
                                                                       $779,207        $786,961     $ (7,754)
                                                                       ========        ========     ========
        Purchases
        03/19/02                               AUD   573,608           $295,609        $291,978     $  3,631
                                                                       ========        ========     ========

At December 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to net receivables of $1,951 with Merrill Lynch and $783 with UBS Warburg, and net payables of $516,383 with CS First Boston, and $2,976 with Deutsche Bank.

At December 31, 2001, the series had sufficient cash and/or securities to cover any commitments under these contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- GLOBAL TOTAL RETURN SERIES

                                                                                                 NET UNREALIZED
                                               CONTRACTS TO                           CONTRACTS   APPRECIATION
        SETTLEMENT DATE                       DELIVER/RECEIVE      IN EXCHANGE FOR     AT VALUE  (DEPRECIATION)
        --------------------------------------------------------------------------------------------------------
        Sales
        03/19/02                               DKK  10,476,336       $1,253,105      $1,250,228     $    2,877
        03/19/02                               GBP   1,019,737        1,445,171       1,475,396        (30,225)
        03/19/02                               NZD   2,165,601          891,307         894,997         (3,690)
        03/19/02                               SEK   5,561,252          529,341         530,050           (709)
                                                                     ----------      ----------     ----------
                                                                     $4,118,924      $4,150,671     $  (31,747)
                                                                     ==========      ==========     ==========
        Purchases
        03/19/02                               AUD   66,604          $   34,324      $   33,903     $     (421)
                                                                     ==========      ==========     ==========


At December 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $595 with Credit Suisse First Boston Corporation, $13,613 with Merrill Lynch and a net payable of $3,214 with DB Clearing Services.

At December 31, 2001, the series had sufficient cash and/or securities to cover any commitments under these contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- HIGH YIELD SERIES

At December 31, 2001, forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $4,999 with DB Clearing Services.

At December 31, 2001, the series had sufficient cash and/or securities to cover any commitments under these contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- STRATEGIC INCOME SERIES

                                                     CONTRACTS TO                            CONTRACTS    APPRECIATION
     SETTLEMENT DATE                               DELIVER/RECEIVE     IN EXCHANGE FOR        AT VALUE    (DEPRECIATION)
     -------------------------------------------------------------------------------------------------------------------
     Sales
     03/19/02                                        DKK   588,295      $      70,368     $     70,206     $   162
     03/19/02                                        GBP    78,721            111,563          113,897      (2,334)
     03/19/02                                        NZD 2,320,638            955,117          959,071      (3,954)
                                                                        -------------     ------------     --------
                                                                        $   1,137,048     $  1,143,174     $(6,126)
                                                                        =============     ============     ========
     Purchases
     03/19/02                                        NZD 1,024,812            421,787     $    423,533     $(1,746)
                                                                        =============     ============     ========

At December 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $22,137 with Merrill Lynch Pierce Fenner & Smith and a net payable of $(8,888) with DB Clearing Services.

At December 31, 2001, the series had sufficient cash and/or securities to cover any commitments under these contracts.

FUTURES CONTRACTS -- GLOBAL ASSET ALLOCATION SERIES

                                                                                                               UNREALIZED
                                                                                                              APPRECIATION
     DESCRIPTION                                     EXPIRATION          CONTRACTS         POSITION          (DEPRECIATION)
     ----------------------------------------------------------------------------------------------------------------------
     DJ Euro Stoxx                                   March 2002             128              Long              $ 49,026
     FTSE 100 Index                                  March 2002              22              Short              (24,980)
     Japanese Government Bonds                       March 2002               1              Long                (5,788)
     Nikkei 225 Index                                March 2002             121              Short              (38,776)
     S&P 500 Index                                   March 2002               1              Long                  (845)
                                                                                                               ---------
                                                                                                               $(21,363)
                                                                                                               =========

At December 31, 2001, the series had sufficient cash and/or securities to cover any margin requirements under these contracts.

FUTURES CONTRACTS -- GLOBAL GOVERNMENT SERIES

                                                                                                             UNREALIZED
     DESCRIPTION                                     EXPIRATION          CONTRACTS         POSITION         DEPRECIATION
     -------------------------------------------------------------------------------------------------------------------
     Japanese Government Bonds                       March 2002              11              Long              $(33,909)
                                                                                                               =========

At December 31, 2001, the series had sufficient cash and/or securities to cover any margin requirements under these contracts.

FUTURES CONTRACTS -- GLOBAL TOTAL RETURN SERIES

                                                                                                             UNREALIZED
     DESCRIPTION                                     EXPIRATION         CONTRACTS         POSITION          APPRECIATION
     -------------------------------------------------------------------------------------------------------------------
     Japan Government Bonds                          March 2002               1              Long              $  3,084
                                                                                                               =========

At December 31, 2001, the series had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) RESTRICTED SECURITIES
Each series of the trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from 0% to 15% of the series' net assets.

At December 31, 2001, the Bond Series, Global Total Return Series, and High Yield Series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.22%, 2.13%, and 0.23%, respectively, of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

SERIES                        DESCRIPTION                             DATE OF ACQUISITION  PRINCIPAL AMOUNT   COST        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Bond Series                   Merrill Lynch Mortgage Investors,            4/25/01                  375    $ 382,969    $   392,153
                              Inc., 8.412s, 2022                                                                        ===========
Global Total Return Series    Edison Asset Security LLC                   12/31/01            1,912,000    1,911,903    $ 1,911,903
                                                                                                                        ===========
High Yield Series             Airplane Pass-Through Trust, 10.875s, 2019   3/13/96                  691      691,390    $   278,616
                              Atlantic Gulf Communities Corp.              9/25/95                   30           --             --
                              MMI Products, Inc., 13s, 2007                6/29/01                  625      625,000        601,563
                                                                                                                        ===========
                                                                                                                        $   880,179
                                                                                                                        ===========

(9) CHANGE IN ACCOUNTING PRINCIPAL

As required, effective January 1, 2001, the series' adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the series' did not amortize premium on debt securities. Based on securities held by the fund on December 1, 2001, the cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in the following:

                                                         GLOBAL ASSET   GLOBAL     GLOBAL TOTAL  GOVERNMENT     HIGH     STRATEGIC
                                                 BOND     ALLOCATION   GOVERNMENTS    RETURN     SECURITIES     YIELD     INCOME
                                                 SERIES     SERIES       SERIES       SERIES       SERIES       SERIES     SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Increase (reduction) in cost of securities       $(51,888) $(32,986)   $(165,259)   $(198,519)  $(2,670,864) $(512,487) $ (44,940)
Increase (decrease) in net unrealized
appreciation (depreciation)                      $ 51,888  $ 32,986    $ 165,259    $ 198,519   $ 2,670,864  $ 512,487  $  44,940

The effect of this change for the year ended December 31, 2001 was the following:

                                                          GLOBAL ASSET   GLOBAL    GLOBAL TOTAL    GOVERNMENT    HIGH   STRATEGIC
                                                  BOND    ALLOCATION   GOVERNMENTS    RETURN       SECURITIES   YIELD    INCOME
                                                  SERIES    SERIES       SERIES       SERIES        SERIES      SERIES   SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) net investment income       $(170,218)  $(78,520)   $(225,528)   $ (155,685) $ (1,613,187) $ (49,050) $ (27,478)
Increase (decrease) net unrealized
appreciation (depreciation)                     $ 119,729   $ 27,336    $ 161,009    $  104,812  $  1,383,269  $ (48,021) $  (8,688)
Increase (decrease) net realized gains (losses) $  50,489   $ 51,184    $  64,519    $   50,873  $    229,918  $  77,071  $  36,166


The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change There was no in presentation. There was no effect of this change for the Emerging Market Equity Series, International Investors Trust Series, and Money Market Series.

This MFS(R)/Sun Life Series Trust Annual Report is prepared for the general information of contract owners. It is authorised for distribution to prospective investors only when preceded or accompanied by the current prospectus.

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE SHAREHOLDERS OF MFS/SUN LIFE SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of Bond Series, Emerging Markets Equity Series, Global Asset Allocation Series, Global Governments Series, Global Total Return Series, Government Securities Series, High Yield Series, International Investors Trust Series, Money Market Series and Strategic Income Series (each a portfolio of MFS/Sun Life Series Trust), including the portfolios of investments, as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the MFS/Sun Life Series Trust, as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 6, 2002

MFS/SUN LIFE SERIES TRUST
FEDERAL TAX INFORMATION (UNAUDITED)

The series' below have designated the following as a capital gain dividend for the year ended December 31, 2001.

                                                             LONG-TERM
                                                              CAPITAL
                                                               GAINS
             ---------------------------------------------------------
             Global Asset Allocation  Series                7,880,554
             Global  Total  Return  Series                  5,860,133
             International  Investors  Trust                6,322,499
             Strategic  Income  Series                          3,021


For the year ended December 31, 2001, the amount of distributions from income eligible for the 70% dividends Received deduction for corporations was as follows:

                                                     DIVIDENDS RECEIVED
                                                          REDUCTION
             ----------------------------------------------------------
             Global Asset Allocation  Series                2.44%
             Global  Total  Return  Series                  5.42%
             High  Yield  Series                            1.06%
             International  Investors  Trust                6.40%

For the year ended December 31, 2001, income from foreign sources and the foreign tax credit were as follows:

                                                INTEREST AND
                                                  DIVIDENDS          TAXES
             --------------------------------------------------------------
             Emerging Market Equity Series        1,079,171          55,674
             International Investors Trust        1,248,290         132,268

MFS(R)/SUN LIFE SERIES TRUST
500 Boylston Street, Boston, MA 02116-3741

The following table presents certain information regarding the Trustees and executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH TRUST, LENGTH OF TIME SERVED, AGE,
PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

Samuel Adams** Trustee (since 7/21/82) (born 10/19/25)
  Kirkpatrick & Lockhart LLP (Attorneys), Of Counsel; Warner & Stackpole (Attorneys), Partner (until 1999).

David D. Horn* Trustee (since 4/24/86) (born 6/7/41)
  Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manger for the United Sates (until 1997).

C. James Prieur* Trustee, Chairman and President (since 7/29/99) (born 4/21/51) Sun Life Assurance Company of Canada, President and Chief Operating Officer (since April 1999), General Manager, U.S. (since November 1997), Vice President of Investments (1992 to November 1997).

J. Kermit Birchfield+ Trustee (since 5/12/97) (born 1/8/40)
  Consultant; Displaytech, Inc. (manufacturer of liquid crystal display technology), Managing Director; Century Partners, Inc. (investments), Managing Director: HPSC, Inc. (medical financing), Dairy Mart Convenience Stores, Inc.(convenience stores), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

Derwyn F. Phillips+ Trustee (since 4/24/86) (born 8/31/30)
  Retired; The Gillette Company, Former Vice Chairman (until 1991).

Robert C. Bishop+ Trustee (born 1/13/43)
  AutoImmune Inc. (pharmaceutical product development), Chairman, Director, President and Chief Executive Officer; Millipore Corporation
  (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director; One Equity Capital, Life Sciences Advisory Board Member.

Frederick H. Dulles+ Trustee (born 3/12/42)
  McFadden, Pilkington & Ward (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November 2000); McDermott, Will & Emery (law firm), Partner (April 1994 to December 1996), Of Counsel (January 1997 to April 1997).

Ronald G. Steinhart+ Trustee (born 6/15/40)
  Private Investor; Bank One Corporation, Officer (until January 2000);
  Bank One, Texas, N.A., Vice Chairman and Director; Prentiss Properties Trust (real estate investment trust), Director; NCH Corporation (manufacturer and distributor), Director; United Auto Group, Inc. (retail auto dealer), Director.

Haviland Wright+ Trustee (born 7/21/48)
  Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer.

James R. Bordewick, Jr.++ Assistant Secretary and Assistant Clerk (born
  03/06/59) Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

Mark E. Bradley++ Assistant Treasurer (born 11/23/59)
  Massachusetts Financial Services Company, Vice President (since March 1997).

Stephen E. Cavan++ Secretary and Clerk (born 11/06/53)
  Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

Robert R. Flaherty++ Assistant Treasurer (born 09/18/63)
  Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000).

Ellen Moynihan++ Assistant Treasurer born 11/13/57)
  Massachusetts Financial Services Company, Vice President (since
  September 1996)

James O. Yost++ Assistant Treasurer (born 06/12/60)
  Massachusetts Financial Services Company, Senior Vice President.

----------
(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies").

* "Interested person" (as defined in the 1940 Act) of Sun Life of Canada (U.S.), the address of which is One Sun Life Executive Park, Wellesley Hills, Massachusetts.

** "Interested person" (as defined in the 1940 Act) of Massachusetts Financial Services Company, the address of which is 500 Boylston Street, Boston, Massachusetts. Samuel Adams is an "interested person" of MFS because the law firm Kirkpatrick & Lockhart LLP, where Mr. Adams is Of Counsel, is counsel to some investment companies managed by MFS.

    All Trustees currently serve as Trustees of each Trust and have served in that capacity continuously since originally elected or appointed except for Messrs. Bishop, Dulles, Prieur, Steinhart and Wright, who were elected by the Trust's shareholders on May 1, 2001.

    All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 38 Accounts /Series.

    The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-752-7215.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

AUDITORS
Deloitte & Touche LLP

PORTFOLIO MANAGERS++

William J.Adams                 Constantine Mokas
S.Irfan Ali                     Liehar Moy
David A.Antonelli               Steven E.Nothern
John W.Ballen                   Lisa B.Nurme
Stephen C.Bryant                Stephen Pesek
David M.Calabro                 Mark Regan
Barry P.Dargan                  Bernard Scozzafava
Dale A.Dutile                   David E.Sette-Ducati
Mitchell D.Dynan                Maura A.Shaughnessy
Kenneth J.Enright               Toni Y.Shimura
Joseph C.Flaherty, Jr.          Frederick J.Simmons
Steven R.Gorham                 Brooks Taylor
David S.Kennedy                 Terri A.Vitozzi
John E.Lathrop                  Neil D.Wagner
John D.Laupheimer, Jr.

+Independent Trustee
++MFS Investment Management(R)

                                                              SUN-2A 02/02 221M